UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279

Harris Associates Investment Trust

(Exact name of Registrant as specified in charter)

111 South Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of principal executive offices) (Zip code)

Rana J. Wright Harris Associates L.P. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606-4319	Ndenisarya M. Bregasi, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600
(Name and address of agents for service)

Registrant's telephone number, including area code: (312) 646-3600

Date of fiscal year end: 09/30

Date of reporting period: March 31, 2023

Item 1. Reports to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

OAKMARK FUNDS

SEMI-ANNUAL REPORT | MARCH 31, 2023

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK BOND FUND

Oakmark Funds

2023 Semi-Annual Report

TABLE OF CONTENTS

Fund Expenses	1
Market Commentary for Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Global Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Select Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Market Commentary for Oakmark International and Oakmark International Small Cap Funds	24
Oakmark International Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	29
Oakmark International Small Cap Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	35
Market Commentary for Oakmark Equity and Income and Oakmark Bond Funds	38
Oakmark Equity and Income Fund
Summary Information	40
Portfolio Manager Commentary	41
Schedule of Investments	43
Oakmark Bond Fund
Summary Information	50
Portfolio Manager Commentary	51
Schedule of Investments	53
Financial Statements
Statements of Assets and Liabilities	56
Statements of Operations	59
Statements of Changes in Net Assets	62
Notes to Financial Statements	78
Financial Highlights	88
Disclosure Regarding Investment Advisory Agreements Approval	96
Disclosures and Endnotes	100
Trustees and Officers	105

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Oakmark Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on Oakmark.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the Funds, by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you hold your shares directly with the Funds, you can call 1-800-OAKMARK (625-6275) to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds you hold directly or all Funds you hold through your financial intermediary, as applicable.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe,"

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events or otherwise.

Oakmark.com

Expense Example

A shareholder of each Fund incurs ongoing costs, including investment advisory fees, transfer agent fees and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

The following table provides information about actual account values and actual Fund expenses as well as hypothetical account values and hypothetical fund expenses for shares of each Fund.

ACTUAL EXPENSES

The following table shows the expenses a shareholder would have paid on a $1,000 investment in each Fund from October 1, 2022 to March 31, 2023, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2023, by $1,000 and multiplying the result by the number in the "Actual—Expenses Paid During Period" column shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for shares of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or actual expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the "Hypothetical—Expenses Paid During Period" column of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, the total costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (10/01/22)	Ending Account Value (03/31/23)	Expenses Paid During Period*	Endiqng Account Value (03/31/23)	Expenses Paid During Period*	Annualized Expense Ratio
Oakmark Fund
Investor Class	$1,000.00	$1,192.30	$4.97	$1,020.39	$4.58	0.91%
Advisor Class	$1,000.00	$1,193.40	$3.83	$1,021.44	$3.53	0.70%
Institutional Class	$1,000.00	$1,193.70	$3.72	$1,021.54	$3.43	0.68%
R6 Class	$1,000.00	$1,193.90	$3.50	$1,021.74	$3.23	0.64%
Oakmark Select Fund
Investor Class	$1,000.00	$1,160.90	$5.39	$1,019.95	$5.04	1.00%
Advisor Class	$1,000.00	$1,161.80	$4.69	$1,020.59	$4.38	0.87%
Institutional Class	$1,000.00	$1,162.30	$4.26	$1,020.99	$3.98	0.79%
R6 Class	$1,000.00	$1,162.50	$3.99	$1,021.24	$3.73	0.74%
Oakmark Global Fund
Investor Class	$1,000.00	$1,286.70	$6.50	$1,019.25	$5.74	1.14%
Advisor Class	$1,000.00	$1,288.40	$5.31	$1,020.29	$4.68	0.93%
Institutional Class	$1,000.00	$1,288.40	$5.13	$1,020.44	$4.53	0.90%
R6 Class	$1,000.00	$1,288.20	$5.02	$1,020.54	$4.43	0.88%
Oakmark Global Select Fund
Investor Class	$1,000.00	$1,232.00	$6.40	$1,019.20	$5.79	1.15%
Advisor Class	$1,000.00	$1,233.20	$5.46	$1,020.04	$4.94	0.98%
Institutional Class	$1,000.00	$1,233.50	$5.01	$1,020.44	$4.53	0.90%
R6 Class	$1,000.00	$1,233.40	$4.73	$1,020.69	$4.28	0.85%
Oakmark International Fund
Investor Class	$1,000.00	$1,400.50	$6.34	$1,019.65	$5.34	1.06%
Advisor Class	$1,000.00	$1,401.40	$5.27	$1,020.54	$4.43	0.88%
Institutional Class	$1,000.00	$1,401.70	$4.85	$1,020.89	$4.08	0.81%
R6 Class	$1,000.00	$1,402.30	$4.55	$1,021.14	$3.83	0.76%
Oakmark International Small Cap Fund
Investor Class	$1,000.00	$1,362.10	$7.83	$1,018.30	$6.69	1.33%
Advisor Class	$1,000.00	$1,362.40	$6.89	$1,019.10	$5.89	1.17%
Institutional Class	$1,000.00	$1,363.70	$6.48	$1,019.45	$5.54	1.10%
R6 Class	$1,000.00	$1,364.10	$6.25	$1,019.65	$5.34	1.06%
Oakmark Equity and Income Fund
Investor Class	$1,000.00	$1,106.80	$4.46	$1,020.69	$4.28	0.85%
Advisor Class	$1,000.00	$1,108.30	$3.15	$1,021.94	$3.02	0.60%
Institutional Class	$1,000.00	$1,108.30	$3.15	$1,021.94	$3.02	0.60%
R6 Class	$1,000.00	$1,108.70	$2.94	$1,022.14	$2.82	0.56%
Oakmark Bond Fund
Investor Class	$1,000.00	$1,038.60	$3.76	$1,021.24	$3.73	0.74%
Advisor Class	$1,000.00	$1,039.60	$2.75	$1,022.24	$2.72	0.54%
Institutional Class	$1,000.00	$1,039.80	$2.64	$1,022.34	$2.62	0.52%
R6 Class	$1,000.00	$1,041.30	$2.24	$1,022.74	$2.22	0.44%

*  The Annualized Expense Ratio is calculated using each class' actual net expenses incurred during the preceding six month period divided by the average net assets of that class during the period.

Oakmark.com 1

Oakmark and Oakmark Select Funds  March 31, 2023

Market Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Banks

I wasn't planning to write about banks, but because of recent events and our ownership, I felt a few comments were needed.

The banking system took center stage last month, and that's never a good thing. The collapse of Silicon Valley Bank and Signature Bank heightened concern that depositors would flee small and mid-sized banks. That led investors to sell bank stocks. Given our exposure to banks, March wasn't a good month. We think it is important to consider how different our banks are from those that failed.

The failed banks were mostly funded by uninsured deposits that tend to move more rapidly than insured deposits. Further, the banks that failed invested those short-duration deposits in long-duration bonds. Because of the rapid rise in interest rates, those bonds lost value. If they were marked to market, the book value of Silicon Valley Bank would have been negative. In contrast, banks we own are majority funded by insured deposits, which have less flight risk. Further, our banks didn't make as big a bet on long-term bonds as the troubled banks did. After marking securities to market, the book value of our banks remained solidly positive. Unlike credit problems, which tend to get worse as each day passes, duration mismatches cure themselves given time. "Sticky" deposits provide an offset to longer duration assets and allow time to reverse mark-to-market losses. And a final difference is that insiders had been selling stock personally at the failed banks, whereas in March insiders were net buyers of the banks we own.

Banking is an industry with large economies of scale. A rule of thumb is when two similarly sized banks merge, non-interest expenses can be reduced by 20%. Because of that, banking has been a consolidating industry. Forty years ago, there were 14,469 banks in the U.S. The total number of banks is now only about 4,200. That decline occurred despite public policy that has favored smaller banks. (Note the number of banks is unrelated to how far away your nearest branch is—branches doubled over the past 40 years to more than 80,000.) Economies of scale mean the natural path for banks is to continue consolidating. Government policy may prevent that in good times, but the economic rationale is just too strong to stop the growth of big banks. If the regulatory playing field is leveled across all banks, as has been discussed due to recent failures, we would expect the decline in the number of banks to accelerate.

Competitively disadvantaged small banks struggle to match the breadth and depth of products and technology that large banks offer, so they can earn competitive returns for shareholders only by taking advantage of lower liquidity and capital requirements. The result is that smaller banks often have larger concentrations of risk with less capital and liquidity to protect depositors. When those risks go bad, as we saw last month, depositors move to safer big banks. The banks Oakmark owns are all over $150 billion in assets and rank in the 25 largest banks in the U.S. We expect them to continue benefiting from economies of scale. The stock market, however, hasn't differentiated much in the banking stock decline. We believe the banks we own are not only cheap—most sell at single digit P/E1 ratios and below book value—but are also likely to grow faster than the industry. We increased our bank stock holdings in March.

Book Review and ChatGPT

"We've got the dog"

-autocorrected text that had been typed as "We've got the EMI" The Dealmaker by Guy Hands

The Dealmaker by Guy Hands is a captivating memoir that chronicles his journey from working at Goldman Sachs to becoming a successful private equity dealmaker. The book provides a detailed account of Hands' experience in the industry, including his time at Nomura and his founding of Terra Firma. Throughout the book, Hands shares his insights and perspectives on various deals he has made, offering valuable lessons for aspiring entrepreneurs and investors. With a focus on both the business and personal aspects of his career, The Dealmaker is an engaging and inspiring read for anyone interested in the world of finance and business.

What I enjoyed most about the book was Hands's thorough analysis of his mistakes. To make this more fun, I asked ChatGPT to explain why the largest acquisition made by Terra Firma, EMI, lost money:

"Terra Firma's acquisition of EMI, one of the world's leading music companies, in 2007, is widely considered one of the biggest failures in private equity history. There are several reasons why the deal failed. Firstly, the timing of the acquisition was unfortunate. It was done just before the 2008 financial crisis, which hit the music industry hard. The declining revenues from physical music sales, coupled with the rise of digital music, made it difficult for EMI to maintain profitability. Secondly, the deal was heavily financed by debt, with Terra Firma borrowing heavily to finance the acquisition. This put significant pressure on EMI to generate enough cash flow to service the debt, leading to a focus on short-term profitability over long-term growth. Thirdly, Terra Firma overpaid for EMI, with the deal valued at £4.2 billion, which was considered too high at the time. The high price tag left little room for error, and the declining music industry made it difficult for EMI to generate the expected returns. Finally, Terra Firma's management style was criticized as being too aggressive and out of touch with the music industry. The firm made several unpopular decisions, such as suing music-sharing site, YouTube, which alienated EMI's artists and executives. All these factors contributed to the failure of Terra Firma's acquisition of EMI,

See accompanying Disclosures and Endnotes on page 100.

2 OAKMARK FUNDS

Oakmark and Oakmark Select Funds  March 31, 2023

Market Commentary (continued)

leading to the eventual sale of EMI's recorded music division to Universal Music Group in 2012."

The only discrepancy I found in that summary was the deal price, which Hands said was £3.2 billion, not £4.2. On the surface, ChatGPT wrote a decent explanation despite the error. And just like the autocorrect error starting this section, despite similar fails (though probably not as prophetic as this one) from that early form of artificial intelligence (AI), few of us turn off that feature.

But a closer look shows that ChatGPT blames EMI's failure on unanticipated external shocks:

-  the financial crisis

-  the resulting decline in music sales

-  this decline in sales accelerated the trend to digital delivery

The reason I found Hands's deep dive into mistakes so interesting was that he never focused on things that happened to them. Instead, he focused on internal process mistakes that allowed external shocks to be fatal. He cited the following problems with the EMI deal:

-  feeling pressured to "win" after getting outbid on the last deal

-  not knowing his team well enough—100 of 128 employees hired in the past two years

-  the deal was so large it exceeded their maximum position size

-  once diligence began, they ignored multiple profit warnings from EMI

-  they ignored growing concerns with the onset of the Great Recession of 2008

-  they shortcut normal due diligence to accommodate the seller's desire for a quick sale

-  they didn't recognize how hard it was to renegotiate terms when buying a public company; previous purchases had been private

-  they committed to the purchase price before setting the terms on their debt, giving the lender the upper hand

-  they feared embarrassment if they walked away from the deal, even after suspecting it was a mistake

-  Hands became CEO, breaking his rule that owners shouldn't be managers because they lose objectivity

-  and perhaps most important, they accepted a deal structure that left them unable to invest for the long term—EMI was ultimately worth $25 billion based on industry comparables, but the debt holders took ownership of EMI long before that value had surfaced

It reminded me of how we examine our losing investments. At Oakmark, we never feel pressured to find the next great deal. Our team has largely been together for more than a decade, we have always invested in public securities, and we never take over management. Though that protects us from some of the EMI mistakes, many of the others are familiar because over our long history we've also made those errors. When Oakmark loses money, we perform extensive post-mortems focused internally. Though it is always tempting to look externally—at what happened to us—the internal focus helps us improve our process and minimize the chance of making the same mistake again.

ChatGPT did a fine job of cataloging what happened to EMI, but completely missed the internal focus of what Terra Firma should have done differently. Despite the advancements of AI and its potential to make writers more productive, I think Oakmark analysts' jobs are safe for now! But, to be fair to ChatGPT, it was very good at summarizing what an outsider could see. By the way, ChatGPT also wrote the 100-word summary of The Dealmaker that appeared at the start of this section, which I thought was difficult to improve on. ChatGPT is part owned by Microsoft, which owns the search engine Bing. After ChatGPT's launch in November, investors worried that Bing could take market share from Google, causing Alphabet stock to fall.

Alphabet is our largest holding because we believe its Google search business deserves a premium multiple, and after adjusting for cash and other assets it currently sells at a discount. We believe a higher multiple is deserved because of Google's dominant market share (which has still grown post-ChatGPT) in an above-average growth business. We believe investors incorrectly interpreted the launch of ChatGPT as showing that Google was behind on AI. However, we believe the many years of high R&D spending on AI at Alphabet makes it likely Alphabet is the leader and is just being more cautious. Alphabet has more to lose with 89% control of the search market compared to Microsoft's 6%.

When reports surfaced of errors and other odd behavior from ChatGPT, fears that Google would lose share diminished. Then, last month Alphabet released a test version of its own AI chatbot, Bard, further calming investors. One of the advantages Bard has over ChatGPT is that it has access to current information, whereas ChatGPT cannot access information from the past year. So of course, when I tested Bard, I had to ask about the Chicago Cubs' prospects this season:

"The Chicago Cubs have made significant changes to their roster in the offseason, including the signing of catcher Tucker Barnhart, shortstop Dansby Swanson, center fielder Cody Bellinger, and first baseman Eric Hosmer. These changes are likely to make the Cubs a more competitive team in 2023 and could help them reach the playoffs.

Barnhart is a solid defensive catcher who will provide stability behind the plate. Swanson is a young, talented shortstop who is expected to be a key part of the Cubs' offense. Bellinger is a former All-Star outfielder who will bring power and speed to the Cubs' lineup. Hosmer is a veteran first baseman who will provide leadership and experience to the Cubs' clubhouse.

In addition to these changes, the Cubs are also expected to get a boost from the return of several key players from injury, including starting pitcher Marcus Stroman and outfielder Seiya Suzuki. Stroman is one of the best pitchers in baseball and Suzuki is a highly touted rookie who has the potential to be a star.

The Cubs are still a young team and there is some uncertainty surrounding their 2023 season. However, the changes they have made to their roster have made them a more competitive team and could help them reach the playoffs."

Alphabet's Bard, my new best friend!

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 3

Oakmark Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	8.10%	-3.82%	26.81%	9.67%	11.71%	12.36%	08/05/91
S&P 500 Index	7.50%	-7.73%	18.60%	11.19%	12.24%	9.95%
Dow Jones Industrial Average[3]	0.93%	-1.98%	17.31%	9.01%	11.15%	10.47%
Lipper Large-Cap Value Fund Index[4]	1.97%	-5.12%	18.97%	8.28%	9.66%	8.78%
Oakmark Fund (Advisor Class)	8.15%	-3.63%	27.05%	9.84%	N/A	11.16%	11/30/16
Oakmark Fund (Institutional Class)	8.16%	-3.61%	27.09%	9.89%	N/A	11.21%	11/30/16
Oakmark Fund (R6 Class)	8.18%	-3.57%	N/A	N/A	N/A	11.70%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Alphabet, Inc., Class A	3.7
KKR & Co., Inc.	3.3
Oracle Corp.	2.8
Amazon.com, Inc.	2.6
Salesforce, Inc.	2.5
Wells Fargo & Co.	2.4
Meta Platforms, Inc., Class A	2.4
Citigroup, Inc.	2.3
Capital One Financial Corp.	2.3
Intercontinental Exchange, Inc.	2.3
FUND STATISTICS
Ticker*	OAKMX
Number of Equity Holdings	56
Net Assets	$15.5 billion
Weighted Average Market Cap	$160.2 billion
Median Market Cap	$45.3 billion
Expense Ratio - Investor Class*^	0.89%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	33.8
Communication Services	17.7
Consumer Discretionary	13.6
Information Technology	10.5
Industrials	8.2
Energy	5.4
Consumer Staples	2.7
Real Estate	2.1
Health Care	1.6
Short-Term Investments and Other	4.4

See accompanying Disclosures and Endnotes on page 100.

4 OAKMARK FUNDS

Oakmark Fund  March 31, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakmx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund ("the Fund") returned 8.1% during the first calendar quarter, outperforming the S&P 500 Index's return of 7.5%. While we were pleased to have outperformed both the S&P 500 Index2 and the Russell 1000 Value Index6 this quarter, at Oakmark we don't focus on short-term performance and instead prefer to grade ourselves over longer time horizons. Indeed, we are pleased to have compounded capital at approximately 12% per annum for the past decade, roughly in line with the S&P 500 Index, despite the unusually strong headwinds encountered by value investors over this period.

Our highest contributing securities for the quarter were Meta Platforms and Salesforce, and our largest detractors were Charles Schwab and APA Corporation. We continue to own each of these investments given their meaningful discounts to our estimate of business value. Additionally, we believe our investments within both energy and financials look particularly attractive today as many of our holdings in these sectors trade for single-digit multiples of their normal earnings. For a more detailed discussion of our view of the recent events in the banking industry, please see Bill Nygren's market commentary on page 2.

We initiated two new holdings and eliminated three others during the first calendar quarter. Specifically, we sold our positions in Cummins, Etsy and Gartner as each investment approached our estimate of intrinsic value. We believe our recent purchases of Kroger and Truist Financial, described below, are more attractive on a risk-adjusted return basis.

Kroger is the second-largest grocery retailer in America, behind only Walmart. Although the grocery industry is highly competitive, Kroger's scale advantages allow it to offer a more compelling value proposition than smaller peers and earn higher returns on capital. In recent years, the market has assigned Kroger a lower multiple due to concerns that e-commerce would disrupt traditional brick-and-mortar grocery businesses. However, we believe Kroger's performance through the pandemic highlighted that its store footprint, distribution infrastructure, technology investments and strong brand all position the company well for a world with higher online grocery adoption. The stock trades for just 10x our estimate of next year's EPS,7 which we believe is attractive given Kroger's competitive positioning and earnings growth outlook. The pending merger with Albertsons has the potential to drive accelerated earnings growth and further scale advantages. If the merger is not approved, the company will have the capacity to return over 25% of its market cap to shareholders.

Truist Financial Corp. is among the largest regional banks in the U.S. The company has a strong deposit franchise with high local market share, predominantly focused in fast-growing southeastern markets. The company's share price declined meaningfully this quarter, alongside most bank stocks, as investors grew concerned about mark-to-market losses on its securities portfolio and potential deposit outflows. We believe the company's reputation, relationships and liquidity profile will allow it to weather this storm without material negative impact. The company's shares are currently valued at a single-digit multiple of our estimate of normalized earnings power. We believe this is a very attractive price for such a high-quality regional banking franchise that has historically generated a high-teens return on its tangible equity. Furthermore, the company's capital-light insurance brokerage subsidiary, which contributes little to tangible book value and just 10% of reported earnings, could be worth as much as 35% of the current stock price based on its recently announced minority sale price.

We thank you, our fellow shareholders, for your investment in the Oakmark Fund.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 5

Oakmark Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.6%
FINANCIALS - 33.8%
FINANCIAL SERVICES - 22.5%
KKR & Co., Inc.	9,630	$505,768
Capital One Financial Corp.	3,709	356,657
Intercontinental Exchange, Inc.	3,375	352,000
Fiserv, Inc. (a)	3,100	350,393
Ally Financial, Inc.	13,359	340,523
State Street Corp.	4,200	317,883
The Goldman Sachs Group, Inc.	855	279,679
American Express Co.	1,458	240,464
The Bank of New York Mellon Corp.	5,221	237,221
The Charles Schwab Corp.	3,558	186,368
Moody's Corp.	535	163,681
Global Payments, Inc.	1,540	162,070
		3,492,707
BANKS - 7.7%
Wells Fargo & Co.	9,963	372,417
Citigroup, Inc.	7,724	362,188
Bank of America Corp.	10,274	293,822
Truist Financial Corp.	4,600	156,860
		1,185,287
INSURANCE - 3.6%
Willis Towers Watson PLC	1,310	304,418
American International Group, Inc.	2,593	130,573
Reinsurance Group of America, Inc.	962	127,719
		562,710
		5,240,704
COMMUNICATION SERVICES - 17.7%
MEDIA & ENTERTAINMENT - 17.7%
Alphabet, Inc., Class A (a)	5,566	577,392
Meta Platforms, Inc., Class A (a)	1,724	365,469
Comcast Corp., Class A	9,000	341,190
Warner Bros Discovery, Inc. (a)	18,987	286,704
Pinterest, Inc., Class A (a) (b)	10,050	274,063
Netflix, Inc. (a)	669	231,092
Take-Two Interactive Software, Inc. (a)	1,520	181,336
Charter Communications, Inc., Class A (a)	485	173,308
Liberty Broadband Corp., Class C (a)	2,020	165,034
The Walt Disney Co. (a)	1,450	145,189
		2,740,777
CONSUMER DISCRETIONARY - 13.6%
AUTOMOBILES & COMPONENTS - 4.9%
General Motors Co.	8,762	321,390
BorgWarner, Inc.	6,300	309,393
Magna International, Inc.	2,500	133,925
		764,708
	Shares	Value
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 3.9%
Amazon.com, Inc. (a)	3,840	$396,633
eBay, Inc.	4,653	206,445
		603,078
CONSUMER SERVICES - 2.7%
Booking Holdings, Inc. (a)	109	288,052
Hilton Worldwide Holdings, Inc.	949	133,700
		421,752
CONSUMER DURABLES & APPAREL - 2.1%
PulteGroup, Inc.	5,454	317,859
		2,107,397
INFORMATION TECHNOLOGY - 10.5%
SOFTWARE & SERVICES - 9.2%
Oracle Corp.	4,705	437,207
Salesforce, Inc. (a)	1,970	393,567
Workday, Inc., Class A (a)	1,662	343,311
Adobe, Inc. (a)	663	255,500
		1,429,585
TECHNOLOGY HARDWARE & EQUIPMENT - 1.3%
TE Connectivity, Ltd.	1,514	198,619
		1,628,204
INDUSTRIALS - 8.2%
CAPITAL GOODS - 5.8%
Parker-Hannifin Corp.	880	295,777
Masco Corp.	4,574	227,439
Fortune Brands Innovations, Inc.	3,255	191,136
PACCAR, Inc.	1,950	142,740
Masterbrand, Inc. (a)	5,010	40,282
		897,374
COMMERCIAL & PROFESSIONAL SERVICES - 1.5%
Equifax, Inc.	1,170	237,323
TRANSPORTATION - 0.9%
Uber Technologies, Inc. (a)	4,263	135,141
		1,269,838
ENERGY - 5.4%
EOG Resources, Inc.	2,657	304,522
ConocoPhillips	2,834	281,132
APA Corp.	7,185	259,084
		844,738
CONSUMER STAPLES - 2.7%
FOOD, BEVERAGE & TOBACCO - 1.7%
Altria Group, Inc.	5,810	259,242
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.0%
The Kroger Co.	3,300	162,921
		422,163

See accompanying Notes to Financial Statements.

6 OAKMARK FUNDS

Oakmark Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.6% (continued)
REAL ESTATE - 2.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
CBRE Group, Inc., Class A (a)	4,418	$321,675
HEALTH CARE - 1.6%
HEALTH CARE EQUIPMENT & SERVICES - 1.6%
HCA Healthcare, Inc.	967	254,978
TOTAL COMMON STOCKS - 95.6% (COST $11,656,831)		14,830,474
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.5%
U.S. GOVERNMENT BILLS - 2.9%
United States Treasury Bills, 4.81%, due 05/25/23 (c)	$175,000	173,833
United States Treasury Bills, 4.99%, due 06/27/23 (c)	175,000	173,110
United States Treasury Bills, 4.66%, due 04/20/23 (c)	100,000	99,780
TOTAL U.S. GOVERNMENT BILLS - 2.9% (Cost $446,481)		446,723
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $255,878, collateralized by United States Treasury Notes, 1.000% - 1.500% due 11/30/24 - 12/15/24, aggregate value plus accrued interest of $260,891 (Cost: $255,776)	255,776	255,776
TOTAL SHORT-TERM INVESTMENTS - 4.5% (COST $702,257)		702,499
TOTAL INVESTMENTS - 100.1% (COST $12,359,088)		15,532,973
Liabilities In Excess of Other Assets - (0.1)%		(12,686)
TOTAL NET ASSETS - 100.0%		$15,520,287

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

See accompanying Notes to Financial Statements.

Oakmark.com 7

Oakmark Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Pinterest, Inc.	$25.00	6/16/23	(30,000)	$(81,810)	$(12,300)	$(8,699)	$(3,601)
Pinterest, Inc.	$27.50	6/16/23	(40,000)	$(109,080)	$(10,660)	$(10,039)	$(621)
Pinterest, Inc.	$30.00	6/16/23	(7,041)	$(19,201)	$(1,134)	$(1,532)	$398
				$(210,091)	$(24,094)	$(20,270)	$(3,824)

See accompanying Notes to Financial Statements.

8 OAKMARK FUNDS

This page intentionally left blank.

Oakmark.com 9

Oakmark Select Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	10.91%	-8.77%	23.55%	4.89%	8.69%	11.08%	11/01/96
S&P 500 Index	7.50%	-7.73%	18.60%	11.19%	12.24%	8.91%
Lipper Multi-Cap Value Fund Index[8]	1.76%	-5.64%	20.44%	6.64%	8.39%	7.46%
Oakmark Select Fund (Advisor Class)	10.96%	-8.66%	23.70%	5.03%	N/A	6.18%	11/30/16
Oakmark Select Fund (Institutional Class)	10.97%	-8.58%	23.82%	5.10%	N/A	6.25%	11/30/16
Oakmark Select Fund (R6 Class)	10.99%	-8.50%	N/A	N/A	N/A	6.89%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Alphabet, Inc., Class A	10.2
Oracle Corp.	6.9
Salesforce, Inc.	6.5
First Citizens BancShares, Inc., Class A	6.4
CBRE Group, Inc., Class A	5.7
Lithia Motors, Inc.	5.5
KKR & Co., Inc.	5.3
Amazon.com, Inc.	5.3
Intercontinental Exchange, Inc.	4.8
Capital One Financial Corp.	4.6
FUND STATISTICS
Ticker*	OAKLX
Number of Equity Holdings	21
Net Assets	$4.8 billion
Weighted Average Market Cap	$267.6 billion
Median Market Cap	$58.3 billion
Expense Ratio - Investor Class*^	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	35.5
Communication Services	20.0
Information Technology	13.4
Consumer Discretionary	10.9
Energy	5.7
Real Estate	5.6
Health Care	3.0
Short-Term Investments and Other	5.9

See accompanying Disclosures and Endnotes on page 100.

10 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Robert F. Bierig, CFA

Portfolio Manager

oaklx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund ("the Fund") generated a 10.9% return compared to a 7.5% return for the S&P 500 Index2 during the first calendar quarter. We are pleased that the Fund is off to a good start in 2023, outperforming both the general market and value indexes. We believe that our disciplined investment approach will continue to drive attractive returns.

During the quarter, the largest contributing sectors were communication services and information technology. The largest detracting sectors were energy and real estate. The largest individual contributors were Salesforce and First Citizens BancShares. The largest individual detractors were APA Corporation and Wells Fargo.

The collapse of Silicon Valley Bank and Signature Bank led to a broad sell-off in the banking sector in March. As a result, investors who can differentiate healthy banks from those that may be troubled faced an unusually good opportunity set. We took advantage of the relatively indiscriminate selling of bank stocks to initiate a new position in Charles Schwab and increase our investment in First Citizens and Wells Fargo. We sold our holdings in Allison Transmission, Citigroup and Netflix. Although we believe the stocks we sold remain undervalued, we think the stocks we bought with the proceeds are more attractive.

Charles Schwab is a company that we have followed closely for some time and that has been a holding in the Oakmark Fund since the third quarter of 2018. As the largest discount brokerage platform, Schwab has large scale advantages and a strong competitive position. The shares sold off significantly this quarter in the wake of the Silicon Valley Bank collapse as investors became concerned about mark-to-market losses on Schwab's securities portfolio. We believe these concerns are overstated and that the risk-reward now justifies holding Schwab shares in the more concentrated Oakmark Select Fund. While there are parallels to Silicon Valley Bank, we believe Schwab has a much higher quality deposit franchise, with deposit balances spread across more than 34 million accounts, the vast majority of which are FDIC insured. Schwab also has significantly positive book value after mark-to-market losses, unlike Silicon Valley Bank's negative book value. Finally, Schwab's far superior liquidity profile should allow it to absorb any deposit outflows with minimal long-term business impact. The recent price decline gave us the opportunity to buy shares in this industry leader at a low double-digit multiple of normalized earnings.

At Oakmark, we often talk about how aligning with great management teams stacks the deck in our favor, frequently leading to positive surprises that we can't precisely envision when we first invest. Our investment in First Citizens is one such example. We initially purchased shares in First Citizens in the first quarter of 2021 after we came to appreciate the quality of the franchise and management team. Over the subsequent years, our estimate of intrinsic value increased, but the stock price did not keep up with the growth in intrinsic value. The disconnect widened further this quarter as the Silicon Valley Bank crisis unfolded. As a result, we added to our position.

As long-term value investors, we are used to deferred gratification—but, in this case, our decision was quickly rewarded. Not only did First Citizens avoid most of the mistakes made by the troubled banks, but it took advantage of the crisis by striking a deal to buy the majority of Silicon Valley's assets and liabilities from the FDIC just as the quarter came to a close. We believe this transaction added hundreds of dollars per share to the intrinsic value of the business in one fell swoop, the equivalent of many years of business value growth under more normal conditions. Stepping back, First Citizens has many of the attributes we look for in an investment, including high stock ownership by management, recent insider purchases and—particularly relevant in the current environment—trust from regulators. These positive attributes can be harder to quantify than the typical financial metrics, but, in our view, they are no less important.

We thank you, our fellow shareholders, for your investment in the Oakmark Select Fund.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 11

Oakmark Select Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.1%
FINANCIALS - 35.5%
FINANCIAL SERVICES - 24.6%
KKR & Co., Inc.	4,859	$255,179
Intercontinental Exchange, Inc.	2,189	228,291
Capital One Financial Corp.	2,291	220,312
Ally Financial, Inc.	7,000	178,433
Fiserv, Inc. (a)	1,396	157,825
The Charles Schwab Corp.	2,616	137,023
		1,177,063
BANKS - 10.9%
First Citizens BancShares, Inc., Class A	316	307,486
Wells Fargo & Co.	5,210	194,740
First Citizens BancShares, Inc., Class B	18	15,866
		518,092
		1,695,155
COMMUNICATION SERVICES - 20.0%
MEDIA & ENTERTAINMENT - 20.0%
Alphabet, Inc., Class A (a)	4,703	487,844
Warner Bros. Discovery, Inc. (a) (b)	12,150	183,465
Charter Communications, Inc., Class A (a)	476	170,187
Liberty Broadband Corp., Class C (a)	1,400	114,380
		955,876
INFORMATION TECHNOLOGY - 13.4%
SOFTWARE & SERVICES - 13.4%
Oracle Corp.	3,550	329,866
Salesforce, Inc. (a)	1,547	309,100
		638,966
CONSUMER DISCRETIONARY - 10.9%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 10.9%
Lithia Motors, Inc.	1,153	263,956
Amazon.com, Inc. (a)	2,468	254,952
		518,908
ENERGY - 5.7%
EOG Resources, Inc.	1,493	171,101
APA Corp.	2,882	103,925
		275,026
REAL ESTATE - 5.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.6%
CBRE Group, Inc., Class A (a)	3,710	270,100
HEALTH CARE - 3.0%
HEALTH CARE EQUIPMENT & SERVICES - 3.0%
HCA Healthcare, Inc.	553	145,748
TOTAL COMMON STOCKS - 94.1% (COST $3,571,721)		4,499,779
	Par Value	Value
SHORT-TERM INVESTMENTS - 6.0%
REPURCHASE AGREEMENT - 6.0%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $284,518, collateralized by United States Treasury Notes, 0.750% - 1.500% due 11/15/24 - 11/30/24, aggregate value plus accrued interest of $290,092 (Cost: $284,404)	$284,404	$284,404
TOTAL SHORT-TERM INVESTMENTS - 6.0% (COST $284,404)		284,404
TOTAL INVESTMENTS - 100.1% (COST $3,856,125)		4,784,183
Liabilities In Excess of Other Assets - (0.1)%		(4,805)
TOTAL NET ASSETS - 100.0%		$4,779,378

(a)  Non-income producing security

(b)  All or a portion of this investment is held in connection with one or more options within the Fund.

See accompanying Notes to Financial Statements.

12 OAKMARK FUNDS

Oakmark Select Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

WRITTEN OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Gain/(Loss)
CALLS
Warner Bros. Discovery, Inc.	$15.00	6/16/23	(34,000)	$(51,340)	$(5,406)	$(7,673)	$2,267
				$(51,340)	$(5,406)	$(7,673)	$2,267

See accompanying Notes to Financial Statements.

Oakmark.com 13

Oakmark Global Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	10.54%	-2.69%	22.26%	5.11%	7.39%	9.32%	08/04/99
MSCI World Index (net)	7.73%	-7.02%	16.40%	8.01%	8.85%	5.44%
Lipper Global Fund Index[10]	8.36%	-6.21%	15.00%	5.81%	7.64%	5.58%
Oakmark Global Fund (Advisor Class)	10.63%	-2.49%	22.50%	5.28%	N/A	8.27%	11/30/16
Oakmark Global Fund (Institutional Class)	10.63%	-2.49%	22.52%	5.31%	N/A	8.32%	11/30/16
Oakmark Global Fund (R6 Class)	10.63%	-2.44%	N/A	N/A	N/A	4.98%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Alphabet, Inc., Class A	6.2
Lloyds Banking Group PLC	4.1
Mercedes-Benz Group AG	4.0
Bayer AG	3.6
Allianz SE	3.3
Alibaba Group Holding, Ltd.	3.2
General Motors Co.	3.2
Julius Baer Group, Ltd.	3.1
TE Connectivity, Ltd.	3.0
Amazon.com, Inc.	2.9
FUND STATISTICS
Ticker*	OAKGX
Number of Equity Holdings	44
Net Assets	$1.2 billion
Weighted Average Market Cap	$188.5 billion
Median Market Cap	$42.3 billion
Expense Ratio - Investor Class*^	1.11%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	27.5
Consumer Discretionary	18.5
Communication Services	12.4
Industrials	12.3
Information Technology	11.4
Health Care	7.6
Consumer Staples	2.8
Materials	1.9
Energy	1.8
Real Estate	0.4
Short-Term Investments and Other	3.4
GEOGRAPHIC ALLOCATION
% of Equity
Europe	49.8
Germany*	16.3
United Kingdom	14.0
Switzerland	6.6
France*	4.2
Netherlands*	3.0
Ireland*	2.9
Belgium*	2.8
North America	44.7
United States	44.7
% of Equity
Asia	5.5
China	3.3
South Korea	2.2

*  Euro currency countries comprise 29.2% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

14 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakgx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakgx@oakmark.com

"Before a man can do things there must be things he will not do."—Mencius

It would be hard to discuss the first quarter of 2023 without mentioning the surprising and astonishingly quick demise of a small group of U.S. banks in early March. Bill Nygren and David Herro discussed this topic in some detail in their commentaries on pages 2 and 24 respectively. Plus, there has been a tremendous amount of Monday morning quarterbacking on what happened and who's to blame, so we will keep our comments brief. In our opinion, early Chinese philosopher Mencius might have made a terrific banker. In banking, it's what management does not do that keeps them in the game. Every bank requires financing via deposits and no bank can survive a run on deposits, so it's incumbent on management teams to not do things to undermine their depositors' confidence. In the case of Silicon Valley Bank and Signature Bank, they took undue duration risk that left a hole in their balance sheets, albeit a theoretically temporary one since the government securities they invested in would eventually recover to par at maturity, such that depositors got nervous and fled, which then called into question just how temporary those losses might be and thus their solvency. Both banks had a uniquely low proportion of FDIC-insured deposits, which added to flight risk. Fortunately, the banks we own do not have the securities or deposit characteristics shared by these failed banks but their share prices were not immune from the carnage in the sector late in the quarter. As such, you should not be surprised to hear we added two new financials in the quarter, both of which have strong balance sheets and liquidity (even marked to market) that sold down to very attractive prices. Both management teams have strong reputations for not doing things in ways we and Mencius would admire.

Performance Review

Despite the turmoil late in the quarter, the first calendar quarter of 2023 was a good one for the Oakmark Global Fund ("the Fund") on both a relative and absolute basis. The Fund generated a 10.5% return as compared to a 7.7% return for the MSCI World Index (net).9 Since inception, the Fund has returned 9.3%, compared to 5.4% for the MSCI World Index (net).

Both the U.S. and non-U.S. portions of the portfolio contributed to this strong performance with the U.S. (46% of Fund)

contributing roughly 40% of the excess return and non-U.S. (54% of Fund) contributing the remaining 60%. The U.S., Germany and Ireland were the top contributors to performance, and the U.K., Italy and Spain were the smallest contributors, though it bears mentioning that no countries we owned were negative in the quarter. The most significant individual stock contributors were Alphabet, Bayer and TE Connectivity, while the largest detractors were Bank of America, Glencore and NOV.

Portfolio Activity

Given the volatility in the quarter, we were more active than usual adding six new names and selling seven.

We purchased AIG, Capgemini, Capital One, ConocoPhillips, Intercontinental Exchange and Envista Holdings and sold Axis Bank, Booking Holdings, Credit Suisse Group, Grupo Televisa, Howmet Aerospace, Mastercard and Pinterest.

With the exceptions of Credit Suisse and Grupo Televisa, the remaining sales were simply a function of price and value converging favorably. David Herro discussed the sale of Credit Suisse in his letter. Grupo Televisa had perennially disappointed us fundamentally, and we determined there were better alternatives where we had more confidence in a good outcome. A brief discussion of Mastercard is also appropriate given we have held this company for nearly 13 years. It's the 13th-largest contributor to performance for the Fund in our nearly 24-year history, but the largest in total dollars and percentage terms at nearly 1760%. While a terrific company, there were better priced alternatives in the quarter, so we sold our position. Our history with Mastercard fits the adage that all good things must come to an end.

American International Group (AIG) has been a long-term holding across other Oakmark Funds. As we referenced above, the market was painting financials with too broad a brush, and AIG is a great example. There are two primary businesses at AIG: commercial insurance (80% of our estimate of value) and life insurance and annuities (20% of our estimate of value). The latter, now named Corebridge, trades publicly, and AIG owns ~78% of the shares. We expect that AIG will reduce its ownership at appropriate prices over time, leaving the commercial insurance operations on its own. Under the strong leadership of

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 15

Oakmark Global Fund  March 31, 2023

Portfolio Manager Commentary (continued)

CEO Peter Zaffino, underwriting profits in the commercial insurance operations have improved $7B since 2016 and are now competitive with the broader industry, though AIG's valuation is not. At $50, AIG sells for less than 8x this year's consensus earnings and 57% of our estimate of economic tangible book value.

Capgemini has also been a long-term holding across other Oakmark Funds and in fact was held in the Oakmark Global Fund as recently as 2021. As we commented in our fourth calendar quarter 2021 letter, we exited Capgemini as the shares approached our estimate of fair value and redeployed the funds into holdings that possessed more attractive return profiles. While we exited Capgemini due to valuation, we continued to follow the business given its high-quality franchise, its very attractive financial model and its strong leadership team. As Europe's largest IT consulting firm with expertise in digital transformation, Capgemini benefits from strong secular growth tailwinds while its scale enables it to generate high returns on capital with excellent free cash flow conversion. Despite this favorable long-term backdrop, Capgemini's shares fell significantly from our 2021 exit price on the back of the broad tech sell off as well as shorter term macro concerns, providing us with another opportunity to own this high-quality business at a substantial discount to our estimate of fair value.

Capital One Financial is another long-term Oakmark holding where the stock was dragged into the banking controversy despite not sharing the balance sheet risks (neither securities losses nor uninsured deposits) of the failed banks. Capital One has a terrific track record of both growth and risk management under founder CEO Richard Fairbank. We were buying Capital One at roughly 6x this year's consensus EPS7 and a discount to tangible book value. Furthermore, we believe long-term earnings power is well above what we will see this year.

ConocoPhillips is one of the largest and lowest cost U.S. exploration and production companies in the country, led by CEO Ryan Lance—in our view one of the best value creators in the industry. ConocoPhillips's share prices fell in the first quarter as oil prices receded, which is not atypical. We were buying the company at prices where it could generate its entire market cap in free cash flow over the next decade while growing the production such that at the end of that time, the base of production would be one-third higher. This sort of reinvestment opportunity is unique to ConocoPhillips and clearly not reflected in the current share price.

Intercontinental Exchange is one of the largest and most successful financial exchange operators. The company was created through a series of shrewd acquisitions under founder and CEO Jeff Sprecher. We believe Sprecher is an excellent CEO with a history of astute capital allocation and an ability to adapt to opportunities and competitive threats. Today, Intercontinental Exchange competes in three primary segments: exchanges, fixed income/data services and mortgage technology. We believe each of these businesses exhibits attractive economic characteristics and will grow earnings faster than GDP over time. Investors today are concerned about Intercontinental Exchange's mortgage segment as rising interest rates have depressed origination volumes. We agree that this segment will be pressured in the near term. However, only 7% of trailing 12-month revenues are sensitive to mortgage volumes, and we believe they will eventually revert to historical norms. Today, however, Intercontinental Exchange sells for what we believe is an underserved discount to its exchange peers and private market valuations.

Envista Holdings is a leading dental products manufacturer. You may recall this was a successful investment dating back to 2020 that we sold less than a year ago. During the tumult in smaller capitalization companies in the first quarter, the share price once again met our criteria for investment, and its strong fundamentals matched our expectations. Unfortunately, the market began to agree with our assessment of attractiveness before we could build a full position. This is both a high-quality problem and a reality for investors as value conscious as we are.

Thank you for being our partners in the Oakmark Global Fund. We invite you to send us your comments or questions.

See accompanying Disclosures and Endnotes on page 100.

16 OAKMARK FUNDS

Oakmark Global Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.6%
FINANCIALS - 27.5%
FINANCIAL SERVICES - 12.3%
Julius Baer Group, Ltd. (Switzerland)	571	$38,858
Fiserv, Inc. (United States) (a)	304	34,316
St. James's Place PLC (United Kingdom)	2,236	33,406
Capital One Financial Corp. (United States)	179	17,184
KKR & Co., Inc. (United States)	309	16,223
Intercontinental Exchange, Inc. (United States)	127	13,287
		153,274
INSURANCE - 8.9%
Allianz SE (Germany)	181	41,777
Prudential PLC (United Kingdom)	2,446	33,249
Willis Towers Watson PLC (United States)	100	23,145
American International Group, Inc. (United States)	263	13,230
		111,401
BANKS - 6.3%
Lloyds Banking Group PLC (United Kingdom)	87,032	51,185
Bank of America Corp. (United States)	980	28,014
		79,199
		343,874
CONSUMER DISCRETIONARY - 18.5%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 8.9%
Alibaba Group Holding, Ltd. (China) (a)	3,082	39,423
Amazon.com, Inc. (United States) (a)	350	36,100
Prosus N.V. (Netherlands)	460	35,896
		111,419
AUTOMOBILES & COMPONENTS - 7.1%
Mercedes-Benz Group AG (Germany)	642	49,311
General Motors Co. (United States)	1,073	39,343
		88,654
CONSUMER DURABLES & APPAREL - 2.5%
Kering SA (France)	48	31,038
		231,111
COMMUNICATION SERVICES - 12.4%
MEDIA & ENTERTAINMENT - 12.4%
Alphabet, Inc., Class A (United States) (a)	742	76,916
The Interpublic Group of Cos., Inc. (United States)	903	33,634
Liberty Broadband Corp., Class C (United States) (a)	239	19,526
Warner Bros Discovery, Inc. (United States) (a)	862	13,014
Charter Communications, Inc., Class A (United States) (a)	34	11,980
		155,070
	Shares	Value
INDUSTRIALS - 12.3%
CAPITAL GOODS - 9.4%
Daimler Truck Holding AG (Germany) (a)	1,058	$35,683
CNH Industrial N.V. (United Kingdom)	2,193	33,491
Parker-Hannifin Corp. (United States)	56	18,923
Flowserve Corp. (United States)	477	16,210
Travis Perkins PLC (United Kingdom)	1,100	12,982
		117,289
TRANSPORTATION - 2.9%
Ryanair Holdings PLC ADR (Ireland) (a) (b)	380	35,853
		153,142
INFORMATION TECHNOLOGY - 11.4%
SOFTWARE & SERVICES - 6.3%
Oracle Corp. (United States)	362	33,637
SAP SE (Germany)	201	25,287
Capgemini SE (France)	104	19,333
		78,257
TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
TE Connectivity, Ltd. (United States)	282	37,037
Samsung Electronics Co., Ltd. (South Korea)	542	26,620
		63,657
		141,914
HEALTH CARE - 7.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.0%
Bayer AG (Germany)	697	44,366
Novartis AG (Switzerland)	200	18,319
		62,685
HEALTH CARE EQUIPMENT & SERVICES - 2.6%
Tenet Healthcare Corp. (United States) (a)	440	26,124
Envista Holdings Corp. (United States) (a)	161	6,561
		32,685
		95,370
CONSUMER STAPLES - 2.8%
FOOD, BEVERAGE & TOBACCO - 2.8%
Anheuser-Busch InBev SA/NV (Belgium)	518	34,420
MATERIALS - 1.9%
Glencore PLC (Switzerland)	3,866	22,154
Arconic Corp. (United States) (a)	81	2,125
		24,279
ENERGY - 1.8%
ConocoPhillips (United States)	119	11,776
Nov, Inc. (United States)	572	10,588
		22,364

See accompanying Notes to Financial Statements.

Oakmark.com 17

Oakmark Global Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.6% (continued)
REAL ESTATE - 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Cushman & Wakefield PLC (United Kingdom) (a)	457	$4,816
TOTAL COMMON STOCKS - 96.6% (COST $836,326)		1,206,360
	Par Value	Value
SHORT-TERM INVESTMENT - 4.3%
REPURCHASE AGREEMENT - 4.3%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $53,234, collateralized by a United States Treasury Note, 1.500% due 11/30/24, value plus accrued interest of $54,277 (Cost: $53,213)	$53,213	53,213
TOTAL SHORT-TERM INVESTMENTS - 4.3% (COST $53,213)		53,213
TOTAL INVESTMENTS - 100.9% (COST $889,539)		1,259,573
Foreign Currencies (Cost $7) - 0.0% (c)		7
Liabilities In Excess of Other Assets - (0.9)%		(11,547)
TOTAL NET ASSETS - 100.0%		$1,248,033

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

See accompanying Notes to Financial Statements.

18 OAKMARK FUNDS

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Oakmark.com 19

Oakmark Global Select Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	9.10%	-8.93%	18.02%	3.82%	7.27%	7.13%	10/02/06
MSCI World Index (net)	7.73%	-7.02%	16.40%	8.01%	8.85%	6.44%
Lipper Global Fund Index[10]	8.36%	-6.21%	15.00%	5.81%	7.64%	5.76%
Oakmark Global Select Fund (Advisor Class)	9.11%	-8.75%	18.19%	3.97%	N/A	6.18%	11/30/16
Oakmark Global Select Fund (Institutional Class)	9.17%	-8.67%	18.29%	4.03%	N/A	6.25%	11/30/16
Oakmark Global Select Fund (R6 Class)	9.17%	-8.66%	N/A	N/A	N/A	1.29%	12/15/20

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Alphabet, Inc., Class A	11.0
Amazon.com, Inc.	5.7
Fiserv, Inc.	5.6
Lloyds Banking Group PLC	5.4
Charter Communications, Inc., Class A	5.4
Bayer AG	5.0
Mercedes-Benz Group AG	5.0
Capital One Financial Corp.	4.5
CBRE Group, Inc., Class A	4.3
Intercontinental Exchange, Inc.	4.0
FUND STATISTICS
Ticker*	OAKWX
Number of Equity Holdings	21
Net Assets	$1.1 billion
Weighted Average Market Cap	$283.6 billion
Median Market Cap	$63.4 billion
Expense Ratio - Investor*^	1.10%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Financials	27.0
Communication Services	19.8
Consumer Discretionary	18.2
Health Care	12.0
Information Technology	7.3
Real Estate	4.3
Industrials	3.8
Consumer Staples	3.6
Short-Term Investments and Other	4.0
GEOGRAPHIC ALLOCATION
% of Equity
North America	53.7
United States	53.7
Europe	34.9
Germany*	14.0
United Kingdom	9.6
Netherlands*	4.2
France*	3.8
Switzerland	3.3
% of Equity
Asia	11.4
South Korea	7.6
China	3.8

*  Euro currency countries comprise 22.0% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

20 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2023

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakwx@oakmark.com

John A. Sitarz, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund ("the Fund") returned 9.1% for the quarter ended March 31, 2023, outperforming the MSCI World Index (net),9 which returned 7.7%. Since its inception in October 2006, the Fund has returned an average of 7.1% per year, outperforming the MSCI World Index (net)'s annualized gain of 6.4% over the same period.

Alphabet, a global communication services provider based in the U.S., was a top contributor to the Fund's performance for the quarter. Fourth-quarter earnings for Alphabet came in around consensus expectations in most of its key business areas, and much of management's discussion on the earnings call revolved around the recent AI developments and costs. CEO Sundar Pichai said Alphabet is an "AI-first company" that is "extremely well-positioned as AI reaches an inflection point." He expressed excitement about the AI-driven developments the company plans to unveil in search and other areas. Chief Business Officer Philipp Schindler suggested that, just as mobile computing helped drive higher revenue and profits in search, AI should also have a positive impact on financial performance. Notably, CFO Ruth Porat pushed back on the idea that higher computing costs related to AI-driven services would incrementally pressure profitability. Pichai also said the company is "on an important journey to re-engineer our cost structure in a durable way." Porat did not provide detail in terms of quantifying savings. However, she noted that the company is slowing the pace of operating expenditures growth, including a meaningful slowing in the pace of hiring in 2023, with most of the impact expected to become more visible in the financials in 2024. She implied that margins are expected to go up over the next couple of years, mentioning that "revenues will grow faster than expenses." Total capital expenditures in 2023 are expected to be in line with the 2022 level. In aggregate, management expressed confidence in the business prospects across search, YouTube, cloud and various other key businesses, but Porat observed that "the challenging macroeconomic climate is ongoing." Overall, we believe the company is positioned well to reap the benefits of the scale of its search business and years of investment into AI capabilities. We also appreciate that the company is transforming its views on cost discipline and efficiency. Our research indicates that Alphabet is trading around its lowest relative price-to-earnings ratio on forward consensus earnings since its initial public offering 20 years ago. When we adjust our valuation for losses in its "Other Bets" segment and include an asset value for its cloud segment, we believe the stock trades at an even lower multiple. To us, this is too cheap of a valuation for a company with businesses, like search, YouTube and Android, which have durable competitive advantages and attractive secular growth outlooks.

American International Group (AIG), a U.S.-based multinational finance and insurance corporation, was a top detractor for the period. AIG's share price declined during the quarter as a result of broader concerns stemming from the banking crisis. We have found that during times of financial stress, AIG tends to trade like a life insurer, even though we attribute only around 20% of its value to Corebridge. We do not agree with the market's perceived assumption that life insurers' risk profiles have increased meaningfully and will suffer asset impairments as they did during the global financial crisis. In our view, this panic is quite different from the global financial crisis. Most of today's problems are the result of an asset and liability mismatch rather than a credit crisis. We believe that AIG's core general insurance business drives most of the company's value, and, in our view, underwriting has seen tremendous improvement since CEO Peter Zaffino joined the company. Since 2016, underwriting profits have improved by $7 billion, and $2 billion of that improvement occurred in 2022. The combined ratio in 2022 was in the low 90% range, and Zaffino believes that this can be below 90% in a few years. The company has accomplished this while lowering insurance limits by roughly half, which dramatically narrows the range of underwriting outcomes. In addition, AIG has been going through a major cost-savings plan for the last several years in preparation for the separation. Part of this plan is to simplify and collapse the reporting structure for the general insurance operations, and we believe the lower general operating costs will have a positive effect on the combined ratio. Ultimately, we believe the company remains an attractive investment given its discount to our perception of its intrinsic value.

During the quarter, we sold our positions in Booking Holdings (U.S.), Credit Suisse Group (Switzerland), Netflix (U.S.) and Richemont (Switzerland) in favor of names that offer more potential upside, in our opinion.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 21

Oakmark Global Select Fund  March 31, 2023

Portfolio Manager Commentary (continued)

Additionally, we initiated a position in Intercontinental Exchange (U.S.) during the quarter. Intercontinental Exchange is one of the largest and most successful financial exchange operators. The company was created through a series of shrewd acquisitions under founder and CEO Jeff Sprecher. We believe Sprecher is an excellent CEO with a history of astute capital allocation and an ability to adapt to opportunities and competitive threats. Today, Intercontinental Exchange competes in three primary segments: exchanges, fixed income/data services and mortgage technology. We believe each of these businesses exhibits attractive economic characteristics and will grow earnings faster than GDP over time. Investors today are concerned about Intercontinental Exchange's mortgage segment as rising interest rates have depressed origination volumes. We agree that this segment will be pressured in the near term. However, only 7% of trailing 12-month revenues are sensitive to mortgage volumes, and we believe they will eventually revert to historical norms. Today, however, Intercontinental Exchange sells for what we believe is an underserved discount to its exchange peers and private market valuations.

Geographically, we ended the quarter with 53.7% of the portfolio in the U.S., 34.9% in the U.K. and Europe, and 11.4% in Asia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

22 OAKMARK FUNDS

Oakmark Global Select Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 92.2%
FINANCIALS - 27.0%
FINANCIAL SERVICES - 14.1%
Fiserv, Inc. (United States) (a)	535	$60,471
Capital One Financial Corp. (United States)	509	48,916
Intercontinental Exchange, Inc. (United States)	417	43,510
		152,897
BANKS - 9.0%
Lloyds Banking Group PLC (United Kingdom)	100,103	58,872
Bank of America Corp. (United States)	1,348	38,539
		97,411
INSURANCE - 3.9%
American International Group, Inc. (United States)	855	43,058
		293,366
COMMUNICATION SERVICES - 19.8%
MEDIA & ENTERTAINMENT - 19.8%
Alphabet, Inc., Class A (United States) (a)	1,149	119,171
Charter Communications, Inc., Class A (United States) (a)	164	58,684
NAVER Corp. (South Korea)	244	37,844
		215,699
CONSUMER DISCRETIONARY - 18.2%
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 13.2%
Amazon.com, Inc. (United States) (a)	597	61,681
Prosus N.V. (Netherlands)	556	43,379
Alibaba Group Holding, Ltd. (China) (a)	3,057	39,095
		144,155
AUTOMOBILES & COMPONENTS - 5.0%
Mercedes-Benz Group AG (Germany)	705	54,078
		198,233
HEALTH CARE - 12.0%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 8.2%
Bayer AG (Germany)	854	54,410
Novartis AG (Switzerland)	382	34,934
		89,344
HEALTH CARE EQUIPMENT & SERVICES - 3.8%
HCA Healthcare, Inc. (United States)	154	40,554
		129,898
REAL ESTATE - 4.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 4.3%
CBRE Group, Inc., Class A (United States) (a)	637	46,380
INDUSTRIALS - 3.8%
CAPITAL GOODS - 3.8%
CNH Industrial N.V. (United Kingdom)	2,687	41,026
	Shares	Value
CONSUMER STAPLES - 3.6%
FOOD, BEVERAGE & TOBACCO - 3.6%
Danone SA (France)	631	$39,237
INFORMATION TECHNOLOGY - 3.5%
SOFTWARE & SERVICES - 3.5%
SAP SE (Germany)	302	37,949
TOTAL COMMON STOCKS - 92.2% (COST $746,697)		1,001,788
PREFERRED STOCKS - 3.8%
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 3.8%
Samsung Electronics Co., Ltd. (South Korea)	1,010	41,804
TOTAL PREFERRED STOCKS - 3.8% (COST $51,577)		41,804
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.5%
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $48,420, collateralized by a United States Treasury Note, 1.500% due 11/30/24, value plus accrued interest of $49,369 (Cost: $48,401)	$48,401	48,401
TOTAL SHORT-TERM INVESTMENTS - 4.5% (COST $48,401)		48,401
TOTAL INVESTMENTS - 100.5% (COST $846,675)		1,091,993
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Liabilities In Excess of Other Assets - (0.5)%		(5,300)
TOTAL NET ASSETS - 100.0%		$1,086,693

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 23

Oakmark International and Oakmark
International Small Cap Funds  March 31, 2023

Market Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com
oakgx@oakmark.com
oakwx@oakmark.com

Fellow Shareholders,

The International Funds had a strong quarter both in absolute and relative returns. The Oakmark International Fund had a notable return of 13.9%, which added to its strong fourth quarter of 2022 performance of over 20%. This positive result was driven mostly by a rebound in our European holdings, especially those based in Germany. Note in our third-quarter 2022 commentary that we discussed "The Case for European Equities." Though it is pleasing to see a rebound in European share prices, it should be noted that they still sell at measurable discounts compared to share prices in the rest of the world.

Bank or Banking System Crisis?

With the events surrounding Silicon Valley Bank (SVB), March saw prices of banks severely negatively impacted globally. In fact, even blue-chip banks, like BNP Paribas, were down as much as 25% in March before they slightly recovered. We feel this price reaction was overdone and not at all consistent with business fundamentals, as the global banking system has changed materially since the global financial crisis (GFC) when banks were far less capitalized and the quality of the assets they held was often poor. Following the crisis in 2008, new regulations were enacted that required banks to significantly grow their reserves and capital bases. As a result, lending and shareholder returns were muted and valuations were generally low, but the system became stronger.

The recent stress in the banking sector, highlighted by the collapse of SVB and Signature Bank, can be largely attributed to poor risk management at the affected institutions. There was a significant mismatch with the duration of their deposits (short term) and assets (long term). In addition, SVB had explosive growth in deposits with a high percentage of those above the FDIC insurance level that came from a non-diversified client base with concentrated exposure to niche industries, like venture capital and cryptocurrency. When these industries contracted significantly after the pandemic-induced boom, it resulted in a decline in deposits and a difficulty for the banks to honor withdrawals without realizing heavy losses on their high-quality but long-dated investments, which culminated with solvency fears and a run on the bank. Please see Bill's commentary on page 2 for more on this.

In contrast, our European bank holdings have securities portfolios that are much smaller as a percentage of assets than their U.S. counterparts. This results in our select European bank holdings having significantly less potential for unrealized losses in their securities portfolios than their U.S. peers. In fact, marking to market the securities portfolios of our European bank holdings would have an immaterial impact on their net worth and regulatory capital. Moreover, our European bank holdings possess strong and diversified deposit bases that should benefit from a flight to quality during periods of uncertainty.

Furthermore, given banks now have higher amounts of capital on their balance sheets (see chart below) and higher quality assets, we believe they are poised to benefit from what we view as a triple positive: interest rate spreads increasing, resilient economies, and the ability to use earnings to grow their businesses or return capital to shareholders. Some of the highest quality banks we own, such as Intesa Sanpaolo, Lloyds Banking Group and BNP Paribas, are trading at low price-to-book11 and price-to-earnings1 ratios with high-dividend yields, 10%+ free cash flow yields, and excess capital to use toward increasing dividends or buying back stock. In the case of BNP Paribas, it sold Bank of the West in January for $16 billion, or 1.75-times book value, and it can use proceeds to repurchase its own shares at around half of book value, which is very value accretive.

Source: Bernstein Autonomous LLP.

*  Tangible equity/adjusted assets.

**  Estimated prior to 2011 based off Basel 1 and Basel 2 ratios.

See accompanying Disclosures and Endnotes on page 100.

24 OAKMARK FUNDS

Oakmark International and Oakmark
International Small Cap Funds  March 31, 2023

Market Commentary (continued)

In summation, while certain banks are or were in crisis, we believe the banking system itself is not in crisis. Instead, we think banks provide opportunity for disciplined and patient investors.

Finally, an End to Our Investment in Credit Suisse

We were shareholders in Credit Suisse for more than two decades. We sold down much of our position prior to the GFC after the share price appreciated significantly and then rebuilt the position after the GFC. The second holding period was troubled and full of controversy as Credit Suisse's investment bank experienced repeated lapses in risk management concurrent with its attempts to compete with more scaled peers. Despite this, we, in hindsight, incorrectly remained focused on our sum-of-the-parts valuation and gained comfort in the strong performance of its wealth management, asset management and Swiss Universal Bank businesses as they continued to generate better than average returns. We believed that the three better businesses represented good value and that the investment bank was repairable. Despite numerous attempts by multiple leadership teams at Credit Suisse, our thesis was proven wrong. Finally, after the last investment banking restructuring plan and capital raise released last October, we determined it was time to reevaluate our investment thesis as we do whenever there is a fundamental change in one of our holdings. The release of the plan provided us with NO insight into the proceeds from the asset sales as well as the costs of restructuring the investment bank. As such, we concluded that an accurate business valuation was indeterminable and compounded by inevitable years of cash outflows. In addition, Credit Suisse's key wealth management franchise experienced elevated client withdrawals and risks of reputational damage to its wealth franchise brand grew. As such, we made the decision to exit our position in the fall of 2022 and completed our exit in early March of this year.

Investment Opportunity in Volatility

We find the presence of volatility usually widens the discrepancy between share price and the underlying intrinsic value of a business. As a fundamentally driven value investment manager, it presents us with the opportunity to advantageously position portfolios to maximize long-term return potential as demonstrated by what occurred in March within the global financial sector. If the share price of a high-quality business decreases sharply without a corresponding decline in our estimated intrinsic value, we use that as an opportunity to add to the position. As share prices converge with our perception of business value, we reduce position size. In previous times of crises, we adhered to our disciplined and time-tested investment process—and we will continue to do so.

Thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 25

Oakmark International Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	13.91%	5.22%	21.10%	1.46%	5.04%	8.69%	09/30/92
MSCI World ex U.S. Index (net)	8.02%	-2.74%	13.49%	3.80%	4.91%	5.81%
MSCI EAFE Index (net)[13]	8.47%	-1.38%	12.99%	3.52%	5.00%	5.67%
Lipper International Fund Index[14]	8.46%	-2.10%	13.73%	3.58%	5.34%	6.53%
Oakmark International Fund (Advisor Class)	13.94%	5.36%	21.29%	1.60%	N/A	5.63%	11/30/16
Oakmark International Fund (Institutional Class)	13.99%	5.44%	21.39%	1.68%	N/A	5.70%	11/30/16
Oakmark International Fund (R6 Class)	13.98%	5.50%	N/A	N/A	N/A	2.74%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Mercedes-Benz Group AG	3.0
BNP Paribas SA	3.0
Intesa Sanpaolo SPA	2.9
Lloyds Banking Group PLC	2.8
Bayerische Motoren Werke AG	2.6
Bayer AG	2.6
Continental AG	2.5
Allianz SE	2.5
Alibaba Group Holding, Ltd.	2.3
Prosus N.V.	2.2
FUND STATISTICS
Ticker*	OAKIX
Number of Equity Holdings	63
Net Assets	$20.8 billion
Weighted Average Market Cap	$54.2 billion
Median Market Cap	$27.7 billion
Expense Ratio - Investor Class*^	1.04%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Consumer Discretionary	24.5
Financials	20.6
Industrials	16.2
Health Care	9.6
Information Technology	7.8
Communication Services	6.9
Consumer Staples	5.8
Materials	5.4
Short-Term Investments and Other	3.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	87.4
Germany*	28.5
France*	16.3
United Kingdom	15.7
Switzerland	7.6
Netherlands*	5.1
Sweden	3.5
Italy*	3.0
Belgium*	2.1
Ireland*	2.1
Spain*	1.7
Denmark	1.2
Luxembourg*	0.6
% of Equity
Asia	9.6
South Korea	3.7
China	3.1
Japan	2.2
India	0.6
North America	2.5
Canada	2.5
Australasia	0.5
Australia	0.5

*  Euro currency countries comprise 59.4% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

26 OAKMARK FUNDS

Oakmark International Fund  March 31, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund ("the Fund") returned 13.9% for the quarter ended March 31, 2023, compared to the benchmark, the MSCI World ex U.S. Index (net),12 which returned 8.0% for the same period. In addition, the Fund has returned an average of 8.7% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5.8% per year over the same period. For additional color on our views of the market environment during the most recent quarter, please see David Herro's Market commentary on page 24.

Continental (Germany), one of Europe's largest tire and automotive component manufacturers, was a top contributor to the Fund's performance for the quarter. Continental released results for 2022 that demonstrated significant progress in its automotive division, which had been experiencing challenging conditions and mixed financial performance. The business grew roughly 13% faster than the light vehicle production business on an organic basis due to a combination of volume and price increases. These price increases were necessary to offset severe material cost inflation, and the automotive division demonstrated a clear return to profitability in the fourth quarter with 2.1% margins. At the same time, additional detail highlighted a strong order intake and encouraging results at growth subsegments of the automotive division. The company's tires segment, which is by far its largest in terms of earnings (and in terms of value, in our view), produced results at the high end of guidance thanks largely to a 19.3% increase in contribution from pricing and product mix. While ContiTech and free-cash-flow performance came in shy of expectations, we found the overall result to be encouraging. Looking forward, 2023 guidance called for revenue growth well in excess of our forecasts and continued progress in automotive profitability. We spoke with CEO Nikolai Setzer during the quarter and came away with conviction that management is steering Continental in the right direction and that the company's financial results will improve due to both internal actions and improvements in external conditions relating to supply chain constraints and light vehicle production.

Glencore (Switzerland), one of the world's largest mining firms, was a notable detractor for the first quarter. The company's full-year 2022 results were strong in an absolute sense, including an 84% increase in EBIT17 year over year, but they fell short of market expectations. This shortfall was driven entirely by the industrial business. In contrast, marketing significantly exceeded our expectations and produced adjusted earnings of $6.38 billion, nearly double the high end of Glencore's long-term guidance for the segment, due to exceptional profitability from the energy segment. The industrial division fell short of our expectations due to a mix of production issues in coal and at two copper assets, Katanga and Mt. Isa, as well as cost inflation related to labor, diesel and explosives. Glencore also announced an incremental $7.1 billion of distributions to shareholders. While a very high number and implied yield, this was actually somewhat lower than had been expected under Glencore's capital allocation policy due to weaker free-cash generation during 2022 driven by working capital constraints. During a call with management, CEO Gary Nagle revealed that the company sees significant latent potential to double its copper business organically over the next decade via brownfield expansions and an attractive greenfield project in Argentina. Although the company is waiting until the market demands the tons, Glencore is acquiring land, conducting sample testing and doing permitting work to help ensure these projects can be completed within a timely manner once sanctioned. Further, Nagle remains committed to the rundown of Glencore's coal assets over time in accordance with the company's strategy, but he reiterated the belief that they should be very strong profit and cash flow contributors for the company due to an attractive cost position and favorable supply/demand dynamics. We continue to believe that Glencore is an attractive holding and that management is committed to delivering value for shareholders.

During the quarter, we sold our positions in Grupo Televisa ADR (Mexico), Philips (Netherlands), Rolls-Royce Holdings (U.K.) and Credit Suisse Group (Switzerland) in favor of names that offer more potential upside in our opinion.

We initiated the below positions during the quarter:

•  Eurofins Scientific is a Luxembourg-based laboratory services company with 940 laboratories in 59 countries. We believe Eurofin's scaled, focused lab testing networks possess superior market positions and high barriers to entry. In our view, the company has best-in-class exposure to secularly growing end markets in pharmaceutical, food and environmental testing. We find the company has an attractive formula of network expansion through both organic and inorganic growth. Finally, we appreciate that Giles Martin, the company's founder and executive chairman, has a large ownership interest in the company and a strong long-term track record.

•  Brenntag is based in Germany and one of the top global chemical distributors. The company is responsible for connecting chemical manufacturers to manufacturer end customers, purchasing larger quantities of chemicals, and re-packing those chemicals for customers. In our view, Brenntag's position in the specialty chemical distribution market affords the company an attractive opportunity for high growth, serving around 100,000 customers with products from thousands of suppliers. Further, the global chemical distribution market grows faster than the global chemical manufacturing market at a 3-5% compound annual growth rate versus 2-4%. As such, we believe that market leaders, like Brenntag, can grow even faster through consolidation

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 27

Oakmark International Fund  March 31, 2023

Portfolio Manager Commentary (continued)

by manufacturers and higher gross margins, making its growth far less cyclical than the underlying chemical markets. We appreciate management's multi-year plan to reorganize the business structure to align with the distinct needs of specialty and commodity markets, sharpen incentives, increase focus on value-over-volume, and trim Brenntag's cost structure, which should help the company close its performance deficit while retaining upside optionality, in our view.

Geographically, we ended the quarter with approximately 87.4% of our holdings in Europe and the U.K., 9.6% in Asia, 2.5% in North America (Canada), and 0.5% in Australasia.

We thank you for your continued support.

See accompanying Disclosures and Endnotes on page 100.

28 OAKMARK FUNDS

Oakmark International Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.3%
CONSUMER DISCRETIONARY - 24.5%
AUTOMOBILES & COMPONENTS - 9.7%
Mercedes-Benz Group AG (Germany)	8,228	$631,593
Bayerische Motoren Werke AG (Germany)	4,923	538,916
Continental AG (Germany)	7,078	529,060
Valeo (France) (a)	15,337	314,539
		2,014,108
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 5.3%
Alibaba Group Holding, Ltd. (China) (b)	38,046	486,607
Prosus N.V. (Netherlands)	5,926	462,373
Vipshop Holdings, Ltd. ADR (China) (b) (c)	9,801	148,773
		1,097,753
CONSUMER SERVICES - 4.8%
Accor SA (France) (a) (b)	12,792	415,770
Amadeus IT Group SA (Spain) (b)	5,146	344,132
Compass Group PLC (United Kingdom)	6,234	156,338
Restaurant Brands International, Inc. (Canada)	1,228	82,419
		998,659
CONSUMER DURABLES & APPAREL - 4.7%
adidas AG (Germany)	2,300	405,995
Kering SA (France)	587	381,896
The Swatch Group AG, Bearer Shares (Switzerland)	452	154,841
Cie Financiere Richemont SA, Class A (Switzerland)	312	49,723
		992,455
		5,102,975
FINANCIALS - 20.6%
BANKS - 9.3%
BNP Paribas SA (France)	10,420	623,911
Intesa Sanpaolo SPA (Italy)	236,229	606,531
Lloyds Banking Group PLC (United Kingdom)	1,007,649	592,617
Axis Bank, Ltd. (India)	11,950	124,837
		1,947,896
FINANCIAL SERVICES - 7.0%
Worldline SA (France) (b)	10,262	435,265
EXOR N.V. (Netherlands)	5,027	413,502
Schroders PLC (United Kingdom)	71,507	405,768
Edenred (France)	3,356	198,479
		1,453,014
INSURANCE - 4.3%
Allianz SE (Germany)	2,227	513,973
Prudential PLC (United Kingdom)	27,742	377,135
		891,108
		4,292,018
	Shares	Value
INDUSTRIALS - 16.2%
CAPITAL GOODS - 13.0%
CNH Industrial N.V. (United Kingdom)	29,892	$456,436
Siemens AG (Germany)	2,547	412,289
Daimler Truck Holding AG (Germany) (b)	11,956	403,394
SKF AB, Class B (Sweden)	16,245	319,300
Volvo AB, Class B (Sweden)	14,125	291,025
Komatsu, Ltd. (Japan)	9,701	239,429
Ashtead Group PLC (United Kingdom)	3,519	215,253
Schindler Holding AG (Switzerland)	588	129,970
Smiths Group PLC (United Kingdom)	4,930	104,390
Sandvik AB (Sweden)	4,482	94,921
Brenntag SE (Germany)	515	38,655
		2,705,062
TRANSPORTATION - 3.2%
Ryanair Holdings PLC ADR (Ireland) (b) (c)	4,546	428,604
DSV A/S (Denmark)	1,296	250,244
		678,848
		3,383,910
HEALTH CARE - 9.6%
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 5.5%
Bayer AG (Germany)	8,362	532,519
Novartis AG (Switzerland)	2,847	260,595
Roche Holding AG (Switzerland)	867	247,132
Eurofins Scientific SE (Luxembourg)	1,661	111,015
		1,151,261
HEALTH CARE EQUIPMENT & SERVICES - 4.1%
Fresenius SE & Co. KGaA (Germany)	16,897	455,372
Fresenius Medical Care AG & Co. KGaA (Germany)	9,490	402,416
		857,788
		2,009,049
COMMUNICATION SERVICES - 6.9%
MEDIA & ENTERTAINMENT - 5.6%
NAVER Corp. (South Korea)	2,717	421,604
Publicis Groupe SA (France)	3,728	290,223
WPP PLC (United Kingdom)	22,790	269,499
Informa PLC (United Kingdom)	20,860	178,225
		1,159,551
TELECOMMUNICATION SERVICES - 1.3%
Liberty Global PLC, Class A (United Kingdom) (b)	13,721	267,568
		1,427,119
INFORMATION TECHNOLOGY - 6.3%
SOFTWARE & SERVICES - 6.3%
Open Text Corp. (Canada)	10,664	411,339
SAP SE (Germany)	3,148	396,230
Capgemini SE (France)	1,708	316,296
Fujitsu, Ltd. (Japan)	1,451	194,906
		1,318,771
See accompanying Notes to Financial Statements.

Oakmark.com 29

Oakmark International Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.3% (continued)
CONSUMER STAPLES - 5.8%
FOOD, BEVERAGE & TOBACCO - 3.5%
Anheuser-Busch InBev SA/NV (Belgium)	6,475	$430,668
Danone SA (France)	4,880	303,311
		733,979
HOUSEHOLD & PERSONAL PRODUCTS - 2.3%
Henkel AG & Co. KGaA (Germany)	4,450	323,372
Reckitt Benckiser Group PLC (United Kingdom)	1,935	146,970
		470,342
		1,204,321
MATERIALS - 5.4%
Holcim AG (Switzerland)	5,835	375,597
Glencore PLC (Switzerland)	55,067	315,606
thyssenkrupp AG (Germany) (a)	22,768	163,363
Akzo Nobel N.V. (Netherlands)	2,050	159,989
Orica, Ltd. (Australia)	10,325	106,214
		1,120,769
TOTAL COMMON STOCKS - 95.3% (COST $17,939,892)		19,858,932
PREFERRED STOCKS - 1.5%
INFORMATION TECHNOLOGY - 1.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 1.5%
Samsung Electronics Co., Ltd. (South Korea)	7,729	319,993
TOTAL PREFERRED STOCKS - 1.5% (COST $425,373)		319,993
	Par Value	Value
SHORT-TERM INVESTMENTS - 2.8%
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $477,482, collateralized by United States Treasury Notes, 2.250% due 10/31/24 - 11/15/24, aggregate value plus accrued interest of $486,836 (Cost: $477,291)	$477,291	477,291
	Par Value	Value
COMMERCIAL PAPER - 0.5%
Walgreens Boots Alliance, Inc., 144A, 5.38% - 5.69%, due 04/04/23 - 04/12/23 (d) (e)	$70,750	$70,662
Campbell Soup Co., 144A, 4.98%, due 04/05/23 (d) (e)	25,000	24,982
Total Commercial Paper - 0.5% (Cost $95,657)		95,644
TOTAL SHORT-TERM INVESTMENTS - 2.8% (COST $572,948)		572,935
TOTAL INVESTMENTS - 99.6% (COST $18,938,213)		20,751,860
Foreign Currencies (Cost $9,416) - 0.0% (f)		9,436
Other Assets In Excess of Liabilities - 0.4%		72,442
TOTAL NET ASSETS - 100.0%		$20,833,738

(a)  See Note 6 in the Notes to Financial Statements regarding investments in affiliated issuers.

(b)  Non-income producing security

(c)  Sponsored American Depositary Receipt

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  Amount rounds to less than 0.1%.

SCHEDULE OF TRANSACTIONS WITH AFFILIATED ISSUERS

Purchase and sale transactions and dividend and interest income earned during the period on these securities are set forth below (in thousands). The industry, country or geographic region for each of the below affiliates can be found in the Schedule of Investments.

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Realized Gain/(Loss)	Change in Unrealized	Dividend Income	Value September 30, 2022	Value March 31, 2023	Percent of Net Assets
Accor SA (a)	12,792	$6,764	$93,684	$(47,011)	$224,216	$0	$325,485	$415,770	2.0%
thyssenkrupp AG (a)	22,768	0	113,066	(289,520)	394,092	4,275	171,857	163,363	0.8%
Valeo	15,337	9,870	6,518	(5,870)	89,345	0	227,712	314,539	1.5%
TOTAL	50,897	$16,634	$213,268	$(342,401)	$707,653	$4,275	$725,054	$893,672	4.3%

(a)  Due to transactions during the period ended March 31, 2023, the company is no longer an affiliate.

See accompanying Notes to Financial Statements.

30 OAKMARK FUNDS

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Oakmark.com 31

Oakmark International Small Cap Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 03/31/12# (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	6.56%	2.78%	22.71%	3.49%	5.60%	8.47%	11/01/95
MSCI World ex U.S. Small Cap Index	4.99%	-10.13%	13.43%	1.54%	5.54%	N/A
MSCI World ex U.S. Index (net)[12]	8.02%	-2.74%	13.49%	3.80%	4.91%	5.14%
Lipper International Small Cap Fund Index[16]	6.78%	-8.45%	13.76%	1.40%	5.56%	N/A
Oakmark International Small Cap Fund (Advisor Class)	6.62%	2.97%	22.93%	3.63%	N/A	6.65%	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	6.64%	3.06%	23.04%	3.72%	N/A	6.74%	11/30/16
Oakmark International Small Cap Fund (R6 Class)	6.64%	3.09%	N/A	N/A	N/A	4.48%	12/15/20

# The graph shows only 10 years of performance because the MSCI World ex U.S. Small Cap Index (Net) was launched on 01/01/2001 and does not have data going back to the Fund's inception.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to December 3, 2018, the Fund imposed a 2% redemption fee on shares redeemed within 90 days of purchase; the Fund's performance for periods prior to that date does not reflect the 2% redemption fee. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Konecranes OYJ	3.5
Azimut Holding SpA	3.2
Julius Baer Group, Ltd.	3.0
Fluidra SA	2.9
Travis Perkins PLC	2.9
Software AG	2.9
Atea ASA	2.8
Duerr AG	2.7
St. James's Place PLC	2.5
Applus Services SA	2.5
FUND STATISTICS
Ticker*	OAKEX
Number of Equity Holdings	61
Net Assets	$1.4 billion
Weighted Average Market Cap	$4.1 billion
Median Market Cap	$2.9 billion
Expense Ratio - Investor Class*^	1.34%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Industrials	30.2
Financials	19.9
Consumer Discretionary	11.3
Information Technology	10.9
Communication Services	8.1
Health Care	6.5
Consumer Staples	5.1
Materials	3.4
Real Estate	1.6
Short-Term Investments and Other	3.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	80.0
United Kingdom	19.8
Germany*	11.8
Sweden	9.6
Switzerland	9.5
Italy*	8.0
Spain*	6.6
Finland*	5.0
Norway	4.0
Denmark	2.9
Netherlands*	2.3
Belgium*	0.5
% of Equity
Asia	10.6
Japan	5.1
South Korea	4.1
China	0.7
Indonesia	0.7
Australasia	3.7
Australia	3.7
Latin America	3.2
Mexico	3.2
North America	1.8
Canada	1.8
Africa/Middle East	0.7
Israel	0.7

*  Euro currency countries comprise 34.2% of equity investments.

See accompanying Disclosures and Endnotes on page 100.

32 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2023

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund ("the Fund") returned 6.6% for the quarter ended March 31, 2023, outperforming the MSCI World ex U.S. Small Cap Index (net),15 which returned 5.0%. Since its inception in November 1995, the Fund has returned an average of 8.5% per year. For additional color on our views of the market environment during the most recent quarter, please see David Herro's market commentary on page 24.

TeamViewer, a German remote access and remote-control computer software company, was a top contributor to the Fund's performance for the quarter. During the quarter, TeamViewer released results for fiscal year 2022 that slightly exceeded billings guidance and came in at the high end of the guided profitability range, thereby surpassing both our and the market's expectations. TeamViewer's core SMB business demonstrated accelerated growth of 18% in the fourth quarter thanks to successful upsell campaigns and strong pricing. At the same time, the company's burgeoning Enterprise offering continued to demonstrate strong progress, and its billings grew by 42% for the fiscal year. The company's adjusted EBITDA18 margin hit the upper end of guidance at 47% in 2022, reflecting stable margins year over year despite a significant increase in marketing expenditure related to agreements with Manchester United and Mercedes Formula 1. Looking ahead, management anticipates stable margins in 2023 despite an increase in R&D spending. There is also significant margin upside potential if the company is able to successfully downgrade its sponsorship with Manchester United, as stipulated in a recently reached agreement. The company announced it will be shifting to a revenue-based guidance framework and provide more disclosure around its annual recurring revenue to increase transparency. We view this change positively. Finally, TeamViewer bought back roughly EUR 300 million of shares in 2022 (over 10% of outstanding shares) at an average price of around EUR 12.50 per share. The company simultaneously paid down significant net debt during the fiscal year, which brought its leverage in line with mid-term targets, providing the opportunity for a new share buyback program of up to EUR 150 million in 2023. We believe management is taking the right steps to continue to improve TeamViewer's financial performance and that it remains an attractive investment.

Software AG, an enterprise software company based in Germany, was a top detractor for the period. The share price of Software AG fell after the company released full-year results in January. For the fourth calendar quarter, revenue outpaced market expectations, while margins in the Digital Business Platform (DBP) business came in shy of forecasts. However, the company's results for the full year were solid, from our perspective, and overall performance exceeded our estimates. Excluding the impact from its recent acquisition of StreamSets, Software AG's total product revenue rose 7% year-over-year and its bookings advanced 15%, while its adjusted operating profit margin gained 160 basis points and finished 2022 at 21.2%. By segment, DBP revenues and bookings grew 7% and 12%, respectively. Concurrently, A&N (Adabas & Natural) segment revenues increased by 8%, and bookings rose 23% from the prior year. Furthermore, annual recurring revenue grew 10% on an organic basis. However, we were somewhat disappointed by management's 2023 guidance of total product revenue growth of 6-10% for the full year and an operating profit margin range of 16-18%, which were below the original levels aimed for in Software AG's strategic plan known as Helix. When we spoke with CEO Sanjay Brahmawar and CFO Daniela Bunger, they explained that the margin compression was due to both a faster than expected SaaS transition as well as standard cost inflation on salaries and other expenses. Although the SaaS transition should ultimately add value to the company, to address near-term concerns, management is implementing a cost-efficiency program that includes a 4% headcount reduction, process simplification and discretionary expense cuts. We believe these steps will benefit Software AG and significantly improve its results going forward.

We initiated the below positions during the quarter:

•  Colliers International Group (Canada) was established in 2004 as the commercial property services division of the residential real estate services firm FirstService before it was spun off in 2015. The company is the fourth-largest global diversified real estate services firm. In our view, Colliers is a leader in commercial real estate (CRE) services, sustaining a long history of through-cycle, double-digit growth and increasing profitability. Over time, the company has grown at or ahead of peers on an organic basis, and its asset management business reached around $98 billion in assets under management at the end of 2022. In addition to organic growth, Colliers's management team is also supplementing growth through mergers and acquisitions with a proven and highly repeatable approach, which they have successfully used across different end markets and locations. We believe Colliers's unique equity-retention approach allows the company to successfully diversify its service offerings more rapidly than its competitors, which typically target scale-driven acquisitions. We also appreciate that Colliers's business mix is shifting toward what we view as higher margin and more recurring activities with less cyclicity, such as asset management and outsourcing and advisory. Recent macroeconomic concerns have caused a sell-off in all CRE firms, which gave us an attractive opportunity to invest in Colliers.

•  Kansai Paint (Japan) is the market leader and largest paint and coatings manufacturer in Japan. Its products are used primarily for automobiles, construction and ships along with bridges and residential housing. The majority of the

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 33

Oakmark International Small Cap Fund  March 31, 2023

Portfolio Manager Commentary (continued)

company's business comes from Japan, but it also has customers in Europe, the U.S., China and India. We view the paint industry as attractive due to its consistent profitability across both industry participants and time. While each segment of the industry is different, the business is characterized by high technological barriers to entry, strong brand recognition, strong customer relationships, healthy degrees of maintenance revenue, and moderate to low capital requirements. In addition, globally the industry is consolidated, so pricing tends to be rational. We like that Kansai Paint has strong market positions in emerging markets as the majority of operating profit comes from these areas. The company has leading market positions in India and South Africa as well as good exposure throughout emerging Asia. Lastly, we are pleased with Kansai's management team, which has kept costs under control while successfully expanding outside of the company's home market, and we appreciate its focus on operating margins and return on equity.

•  Medmix (Switzerland) is a business we know well as it was formerly Sulzer's applicators business and spun out as a standalone company in September 2021. We held Medmix shares briefly following the spin-off, but exited the position above CHF 40 per share in the fourth calendar quarter of 2021 as it was near our estimate of intrinsic value. Medmix manufactures high-precision delivery devices for the mixing, application and injection of liquids serving the dental, construction, chemical and the health care markets. The products Medmix sells typically represent 1-2% of the end market cost of its customers' products and are considered mission critical to its customers, leading to stable growth and attractive high-teens EBITA19 margins. Medmix's share price declined more than 60% in 2022, mostly due to Victor Vekelsberg, a Russian oligarch, who is Medmix's largest shareholder (40% stake) and has also been personally sanctioned by both the EU and the U.S. These sanctions had no material impact on Medmix's operations, but in May 2022 the Polish government deemed Medmix to be "Russian controlled" and forced it to cease operations in the country, which resulted in the closure of a plant that accounted for approximately 15% of group revenues. This had an adverse impact on profitability in 2022 and will have more limited impact on 2023 results. By 2024, the Polish capacity should be completely moved to Spain. We estimate that the loss of the Polish plant will reduce group-wide EBIT17 by 5-7% over the mid term, compared to a 60% decline in share price last year. This situation provided us with a compelling opportunity to invest in a high-quality, niche business.

During the quarter, we sold MGM China Holdings (China) as its share price approached our estimate of intrinsic value.

Geographically, we ended the quarter with approximately 80.1% of our holdings in Europe and the U.K., 10.6% in Asia, and 3.7% in Australasia. The remaining positions are in the Americas with 3.2% in Latin America (Mexico), 1.8% in North America (Canada), and 0.6% in Africa/Middle East (Israel).

Thank you for your continued confidence in our investment process.

See accompanying Disclosures and Endnotes on page 100.

34 OAKMARK FUNDS

Oakmark International Small Cap Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.0%
INDUSTRIALS - 30.2%
CAPITAL GOODS - 18.4%
Konecranes OYJ (Finland)	1,443	$48,260
Fluidra SA (Spain)	2,300	40,389
Travis Perkins PLC (United Kingdom)	3,416	40,304
Duerr AG (Germany)	1,051	37,666
Howden Joinery Group PLC (United Kingdom)	2,814	24,231
Metso Outotec Oyj (Finland)	1,718	18,708
Babcock International Group PLC (United Kingdom) (a)	4,371	16,112
dormakaba Holding AG (Switzerland)	34	14,682
Sulzer AG (Switzerland)	163	13,812
		254,164
COMMERCIAL & PROFESSIONAL SERVICES - 11.8%
Applus Services SA (Spain)	4,412	34,424
Loomis AB (Sweden)	831	28,434
Hays PLC (United Kingdom)	18,607	25,593
ISS A/S (Denmark) (a)	1,239	25,174
Pagegroup PLC (United Kingdom)	3,044	17,136
SThree PLC (United Kingdom)	2,511	12,903
Mitie Group PLC (United Kingdom)	11,461	11,565
Randstad N.V. (Netherlands)	121	7,176
		162,405
		416,569
FINANCIALS - 19.9%
FINANCIAL SERVICES - 14.1%
Azimut Holding SpA (Italy)	2,068	44,185
Julius Baer Group, Ltd. (Switzerland)	607	41,330
St. James's Place PLC (United Kingdom)	2,351	35,119
Nexi SpA (Italy) (a)	4,191	34,022
EFG International AG (Switzerland)	2,145	20,978
Abrdn PLC (United Kingdom)	6,013	15,096
Element Fleet Management Corp. (Canada)	274	3,596
		194,326
BANKS - 4.0%
BNK Financial Group, Inc. (South Korea)	6,278	31,392
DGB Financial Group, Inc. (South Korea)	4,520	23,957
		55,349
INSURANCE - 1.8%
Talanx AG (Germany)	538	24,904
		274,579
CONSUMER DISCRETIONARY - 11.3%
AUTOMOBILES & COMPONENTS - 8.1%
Dometic Group AB (Sweden)	4,947	30,067
Pirelli & C SpA (Italy)	5,737	28,757
Vitesco Technologies Group AG (Germany) (a)	386	27,914
Autoliv, Inc. (Sweden)	266	24,834
		111,572
	Shares	Value
CONSUMER DURABLES & APPAREL - 2.2%
Gildan Activewear, Inc. (Canada)	507	$16,851
GN Store Nord A/S (Denmark) (a)	605	13,554
		30,405
CONSUMER SERVICES - 0.7%
Wynn Macau, Ltd. (China) (a)	10,012	9,872
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.3%
Wickes Group PLC (United Kingdom)	2,003	3,415
		155,264
INFORMATION TECHNOLOGY - 10.9%
SOFTWARE & SERVICES - 9.4%
Software AG (Germany)	1,819	39,733
Atea ASA (Norway)	3,176	38,829
TeamViewer SE (Germany) (a)	1,593	27,048
BIPROGY, Inc. (Japan)	976	23,897
		129,507
TECHNOLOGY HARDWARE & EQUIPMENT - 1.5%
Softwareone Holding AG (Switzerland)	1,488	21,130
		150,637
COMMUNICATION SERVICES - 8.1%
MEDIA & ENTERTAINMENT - 7.5%
Viaplay Group AB (Sweden) (a)	991	25,174
oOh!media, Ltd. (Australia)	22,893	24,867
Megacable Holdings SAB de CV (Mexico)	9,353	23,829
Schibsted ASA, Class B (Norway)	934	14,943
Hakuhodo DY Holdings, Inc. (Japan)	1,226	13,803
		102,616
TELECOMMUNICATION SERVICES - 0.6%
Sarana Menara Nusantara Tbk PT (Indonesia)	141,016	8,699
		111,315
HEALTH CARE - 6.5%
HEALTH CARE EQUIPMENT & SERVICES - 5.5%
Ansell, Ltd. (Australia)	1,365	24,209
ConvaTec Group PLC (United Kingdom)	8,001	22,563
Elekta AB, Class B (Sweden)	2,655	20,225
Medmix AG (Switzerland)	443	9,242
		76,239
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.0%
Grifols SA ADR (Spain) (a) (b)	1,852	13,646
		89,885
CONSUMER STAPLES - 5.1%
FOOD, BEVERAGE & TOBACCO - 2.4%
JDE Peet's N.V. (Netherlands)	824	23,976
Strauss Group, Ltd. (Israel) (a)	391	8,850
		32,826

See accompanying Notes to Financial Statements.

Oakmark.com 35

Oakmark International Small Cap Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.0% (continued)
CONSUMER STAPLES - 5.1% (continued)
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	9,015	$18,990
CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.3%
Sugi Holdings Co., Ltd. (Japan)	416	17,832
		69,648
MATERIALS - 3.4%
DS Smith PLC (United Kingdom)	7,370	28,593
Kansai Paint Co., Ltd. (Japan)	887	11,946
Titan Cement International SA (Belgium)	418	6,572
		47,111
REAL ESTATE - 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
LSL Property Services PLC (United Kingdom)	3,647	12,236
IWG PLC (Switzerland) (a)	3,071	6,231
Colliers International Group, Inc. (Canada)	39	4,158
		22,625
TOTAL COMMON STOCKS - 97.0% (COST $1,333,356)		1,337,633
	Par Value	Value
SHORT-TERM INVESTMENT - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $30,434, collateralized by a United States Treasury Note, 0.750% due 11/15/24, value plus accrued interest of $31,030 (Cost: $30,422)	$30,422	30,422
TOTAL SHORT-TERM INVESTMENTS - 2.2% (COST $30,422)		30,422
TOTAL INVESTMENTS - 99.2% (COST $1,363,778)		1,368,055
Foreign Currencies (Cost $4,083) - 0.3%		4,084
Other Assets In Excess of Liabilities - 0.5%		6,981
TOTAL NET ASSETS - 100.0%		$1,379,120

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements.

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark Equity and Income Fund
Oakmark Bond Fund  March 31, 2023

Fixed Income Market Commentary

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Navigating the Summit: Steering Through the Height of a Rate Hike Cycle

The recent regional bank crisis serves as a powerful reminder of two critical realities: first, major rate-hiking cycles often reveal unexpected vulnerabilities before reaching their conclusion, and second, central bankers today face a historically difficult set of unique challenges. Despite a surge in optimism and rally in asset prices at the end of the past quarter, we must not overlook the persistence of these challenges.

As we find ourselves nearing the apex of one of the most significant hike cycles in modern financial history, central banks face the difficult decision between prioritizing price stability and ensuring financial stability. The current high inflation environment places greater limitations on policymakers compared to most other post-Volcker rate hike cycles, which were characterized by low inflation. This makes it increasingly challenging to determine how to protect financial markets. In a high inflation environment, insufficient rate hikes and premature rate reductions can set off spiraling prices, while excessive rate hikes and persistently high rates can produce unanticipated fractures, a credit crunch, and, ultimately, a recession. The recent run on regional bank deposits exemplifies the ramifications of the latter scenario. Even with the ongoing bank crisis, Federal Reserve Chairman Jerome Powell and his colleagues will likely remain focused on price stability in the near term to avoid historical notoriety as the only central banking group in more than 40 years to lose control over inflation. As a result, we may experience additional negative shocks before we emerge from the turbulence.

Nevertheless, the aggregate economic impact doesn't have to be devastating. Numerous individual elements can falter without posing a collective systemic risk. Addressing financial market excesses and vulnerabilities one by one might not only be a tolerable function of financial tightening but also a healthy and desirable development. [We believe that with incremental regulation, the risk of a few more failures, and ultimately further consolidation, the banking industry could become one of these welcomed developments.] Furthermore, as detailed in our 2023 outlook, inflation might naturally recede without a major economic recession—a thesis that recent economic data supports.

The truth is no one knows precisely how events will unfold. As we have consistently underscored in our previous commentaries, we do not attempt to predict short-term outcomes from a wide array of economic events. Given today's complex financial landscape and staggering day-to-day price fluctuations, it is essential to stay focused on long-term fundamentals. Although daily headlines may sway short-term prices, normalized corporate profits and cash flows will ultimately drive valuations over longer time horizons. With this in mind, let's examine the key fundamental factors that could shape the financial markets and hopefully provide investors with some tools they can use to navigate this rate hike cycle.

We are impressed by the resilience of the fundamental data. As part of our bottom-up investment approach, we assess the lagged effects of monetary policy tightening through balance sheets, income statements, cash flow statements and discussions with management rather than focusing on technical charts, headlines or famous hedge fund managers' tweets. Cash flow trends, labor decisions, CEO confidence and capital allocation plans currently show relatively mild negative effects of policy tightening. This resilience is reason to be positive. It's important to recognize, however, that rapid policy changes can cause unexpected problems even when the most fundamental data implies the economy is on firm footing, as evidenced by recent issues in the banking sector. As such, we are closely monitoring how the banking crisis might affect lending and credit distribution. Loan volumes for real estate, businesses and credit card debt have already been influenced by higher interest rates, and these trends will likely be exacerbated by stricter lending standards as banks become increasingly conservative. The threat of government regulation is likely to increase these costs as well. Fixed income market participants are also in the process of recalibrating what they need to get for taking on bank bond risk given the recent events. When the Swiss National Bank announced its takeover of Credit Suisse, it indicated that Credit Suisse shareholders would receive payouts, but owners of Credit Suisse's AT1 bonds would receive nothing. This upends the normal hierarchy of payouts during a takeover—that debt holders receive priority. In this case, however, Credit Suisse's AT1 bonds had specific terms that allowed the regulators to write down the bonds to zero. This language is very rare, but this event along with the near-zero recovery outcomes for Silicon Valley Bank and Signature Bank preferred owners will likely cause investors to require more return in the more subordinated levels of bank capital structures—at least in the short to medium term—which would in turn increase future funding costs.

Outside of the banking crisis, we are monitoring risks to corporate profits and specifically to corporate margins. Business profit margins in our credit universe have been declining consistently over the past year, but they still are better than their historical averages. As pricing power continues to decrease and economic demand softens due to the lagged effects of higher interest rates, it's more likely that these will revert to the mean or even through the mean, rather than remain elevated.

See accompanying Disclosures and Endnotes on page 100.

38 OAKMARK FUNDS

Oakmark Equity and Income Fund
Oakmark Bond Fund  March 31, 2023

Fixed Income Market Commentary (continued)

Despite increased risks, as we have talked about in the last few commentaries, corporate balance sheets outside of the banking system are robust compared to the end of past major hike cycles. Although it's prudent to consider the possibility that the banking sector's issues could spill over into the broader economy, recent economic data continues to display encouraging signs. In February, existing home sales significantly beat expectations, and unemployment claims declined from already low levels. The most recent data in March showed promising signs for inflation and continued resilience in labor markets. (Upon finalizing this publication, we note that the most recent ISM manufacturing and services data, which measures the U.S. economy's production levels monthly, from the first week of April reveal a notable weakening. These data points will serve to counteract some of the resilient data observed in the first-quarter numbers.)

As we approach the peak of one of the most significant rate hike cycles in recent history, it's vital to recognize the challenges central banks encounter in striking a balance between price and financial stability. The recent regional bank crisis underscores the likelihood that unanticipated vulnerabilities and risks could emerge during this period and threaten economic growth, especially if credit availability and lending costs are negatively impacted. On the other hand, key economic data and business fundamentals have demonstrated resilience, and while the banking system needs short-term solutions, addressing financial market excesses and vulnerabilities in a step-by-step manner could lead to a more robust and stable economy. By adopting a balanced perspective and focusing on long-term economic wellbeing, investors can effectively traverse the highs and lows of the financial landscape.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 39

Oakmark Equity and Income Fund  March 31, 2023

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	3.26%	-6.59%	15.07%	5.72%	7.02%	9.36%	11/01/95
Lipper Balanced Fund Index	4.26%	-6.04%	9.61%	5.70%	6.54%	6.69%
S&P 500 Index	7.50%	-7.73%	18.60%	11.19%	12.24%	9.41%
Bloomberg U.S. Govt./Credit Index	3.17%	-4.81%	-2.63%	1.16%	1.50%	4.38%
Oakmark Equity and Income Fund (Advisor Class)	3.33%	-6.34%	15.30%	5.91%	N/A	6.91%	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	3.33%	-6.34%	15.33%	5.94%	N/A	6.94%	11/30/16
Oakmark Equity and Income Fund (R6 Class)	3.37%	-6.31%	N/A	N/A	N/A	4.81%	12/15/20

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 EQUITY HOLDINGS[5]	% of Net Assets
Alphabet, Inc., Class A	4.4
Amazon.com, Inc.	3.2
TE Connectivity, Ltd.	2.7
Glencore PLC	2.6
Bank of America Corp.	2.6
General Motors Co.	2.2
HCA Healthcare, Inc.	2.0
Fiserv, Inc.	2.0
KKR & Co., Inc.	2.0
BorgWarner, Inc.	1.9
FUND STATISTICS
Ticker*	OAKBX
Number of Equity Holdings	44
Net Assets	$6.2 billion
Weighted Average Market Cap	$201.5 billion
Median Market Cap	$31.4 billion
Expense Ratio - Investor Class*^	0.83%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and R6 Classes.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	17.7
Consumer Discretionary	11.8
Communication Services	8.7
Industrials	5.7
Information Technology	4.7
Materials	4.0
Energy	3.4
Health Care	2.0
Real Estate	1.3
Total Equity Investments	59.3
Preferred Stocks	0.1
Fixed Income Investments
Corporate Bonds	17.2
Government and Agency Securities	13.5
Collateralized Mortgage Obligations	3.2
Asset Backed Securities	2.4
Bank Loans	1.0
Mortgage-Backed Securities	0.4
Total Fixed Income Investments	37.7
Short-Term Investments and Other	2.9

See accompanying Disclosures and Endnotes on page 100.

40 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2023

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Adam D. Abbas

Portfolio Manager

oakbx@oakmark.com

Michael A. Nicolas, CFA

Portfolio Manager

oakbx@oakmark.com

Alexander E. Fitch, CFA

Portfolio Manager

oakbx@oakmark.com

The biggest investor debate entering the first calendar quarter was whether the Federal Reserve's aggressive interest rate hikes would lead to a recession. Although we still don't have a definitive answer to that question, these aggressive hikes did play a role in this quarter's biggest news, the collapse of both Silicon Valley Bank and Signature Bank, which marked the biggest setback in the banking industry since the global financial crisis. Other than the bank failures, however, these two events actually have very little in common. The financial crisis began as a credit problem. A precipitous drop in housing prices led to a large decline in the value of mortgage-backed securities (MBS). These securities comprised a significant part of many financial companies' assets, so the declines left many of those companies with little or no equity value. These problems were magnified further because many mortgages were packaged in opaque securities that were difficult to value. In response, the Federal Reserve cut the Federal Funds rate to zero and implemented numerous policies to support the banks and provide them with liquidity. Lawmakers passed the Dodd-Frank Act in 2010, which increased capital and liquidity requirements for the nation's largest banks and mandated yearly stress tests.

Today's concerns are driven more by liquidity and the rapid changes in interest rates than by credit quality. After Covid-19, many banks were inundated with deposits. For some regional banks, like Silicon Valley Bank, these deposits were largely uninsured (above $250K) and sourced from commercial relationships, wealthy clients and venture capital-backed firms. Historically, such deposits have been relatively stable, so regulators were not alarmed. Banks used these deposits to purchase longer maturity government-backed mortgage securities. Although these securities have no credit risk, they do have duration risk, meaning they can go down in value if interest rates increase. Duration risk didn't worry many bank treasurers because the Fed had kept short-term rates close to zero for more than a decade. However, this surge in deposits and banks' subsequent MBS-buying could not have been more poorly timed as the Federal Reserve soon began raising rates at its most aggressive pace in decades. The rapid increase in interest rates left much of the banking sector with mark-to-market losses on their securities portfolios. While not ideal, such losses typically do not pose a major threat to most banks. They represent a relatively small percentage of their equity, and most banks have enough sources of liquidity and stable enough deposit franchises that they can just allow these longer duration securities to mature at par.

However, for the banks that most aggressively extended the duration of their MBS securities and also had an exceedingly high percentage of uninsured deposits, they faced a toxic combination. The uninsured deposits turned out to be much less sticky than history would have suggested. Technology makes today's depositors much more interconnected and also makes it much easier for depositors to quickly transfer their money to other institutions. Once the bank runs started, transfer requests drained both banks' liquidity within days, and they were taken over by the FDIC.

In response to the crisis, the FDIC insured all deposits of both Silicon Valley Bank and Signature Bank. The Federal Reserve also provided banks with access to several facilities to bolster their current liquidity. For the banks with manageable asset marks and a higher percentage of insured deposits, these actions seem to have stabilized confidence. Longer term, smaller banks will probably face more scrutiny, and the 2017 rule that exempted smaller banks from the subjective portion of the Federal Reserve stress tests will likely be rescinded. Some of the liquidity rules that apply to larger banks will now also probably be applied to smaller banks. To better match asset-liability duration, regulators may count at least some losses in the available-for-sale (AFS) portfolio of the smaller banks against capital. The largest banks will also likely be assessed a disproportionally high fee to replenish the FDIC insurance fund. One thing that does not seem likely to happen, however, is further consolidation by the nation's largest banks. This is a nonstarter politically, even though there is sound fundamental logic behind it. Even with the short-term pressure from the higher FDIC fee and the absence of consolidation, we believe that the nation's largest banks likely take deposit share and further improve their competitive positions.

The Oakmark Equity and Income Fund has 29% of its equity portfolio in financials. This made the March sell-off painful, but we do not believe that this has meaningfully changed the value of most of our financial equity holdings. In fact, we were adding to financial positions throughout March. We believe that one way to analyze our financial holdings is to look at them in different buckets given their various business models and risk profiles. Almost 30% of our financial exposure is in insurance companies and insurance brokers. Insurance companies have very stable liability profiles, so the main risk is a change in asset values. We are comfortable with their investment portfolios and think these stocks are quite attractive.

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 41

Oakmark Equity and Income Fund  March 31, 2023

Portfolio Manager Commentary (continued)

Around 5% of our financials are asset managers. These companies are exposed to market risk but should have strong inflows and benefit from rising stock and fixed income markets. Two percent of the portfolio is in Intercontinental Exchange, an exchange operator and mortgage technology provider that faces few of the risks of a typical bank. This leaves a little over 40% of the financials exposure in a varied group of banks and lenders. About 5% of that portfolio is in Bank of America and State Street. These two banks are designated as Systematically Important Financial Institutions and are held to higher regulatory standards. Our largest single financials holding is Bank of America, which has grown deposits during March, and we believe it is one of the best managed companies in the sector. State Street is a trust bank that does very little lending, has significant excess capital, and should benefit from rising net interest income. Capital One and Ally Financial are consumer lenders whose deposits are primarily insured deposits that should be quite stable. Their near-term earnings could be pressured by slowing economic growth, but we believe that both trade at mid-single-digit multiples of their normalized earnings. The last financials holding is the discount brokerage firm Charles Schwab. Of all our financials holdings, Schwab is the most impacted by current events. Its banking segment has experienced a steady outflow of deposits, which were reinvested in the firm's money market funds. The company has also experienced large downward marks on its MBS portfolio. What gives us comfort is that Schwab has enough liquidity to support its operations even if all deposits leave, which we believe is very unlikely to happen. These events will no doubt impact Schwab's near-term earnings power, but we believe it trades at an attractive multiple of earnings for a company we expect to grow net new assets at a high single-digit rate organically.

First Calendar Quarter Review

The Oakmark Equity and Income Fund ("the Fund") increased 3.3% during the first calendar quarter, compared to a 4.3% increase for the Lipper Balanced Fund Index.20 For the trailing three years, the Fund is up 15.1%, compared to a 9.6% increase for the Lipper Index. Since its inception in 1995, the Fund's compounded annual rate of return is 9.4%, while the Lipper Index's return is 6.7%. The equities were up 4.4% in the quarter compared to a 7.5% gain for the S&P 500 Index.2 The equities portion of the Fund underperformed this quarter due to the overweight in financial stocks and the underweight in technology stocks. The Fund is managed as an all-capitalization fund, and the mid-cap stock performance trailed the larger stock performance. This is a continuation of a more than decade-long trend of mid-cap underperformance. We continue to find numerous opportunities in the mid-cap universe and believe these stocks increase the attractiveness of the overall portfolio. The fixed income portion of the Fund was up 2% versus 3% for the Bloomberg U.S. Aggregate22 due to a slightly lower duration and exposure to Silicon Valley Bank bonds.

The largest contributors to the portfolio's return in the quarter were Alphabet, BorgWarner, Amazon, Warner Bros. Discovery and TE Connectivity. The largest detractors were Charles Schwab, Bank of America, Glencore, American International Group and EOG Resources. As discussed earlier in the letter, this was a rough quarter for financial stocks, which can be seen in the biggest detractors.

Transactions

We added two new positions, Corebridge and Wendy's, in the quarter. Corebridge is a life and retirement company that was partially spun off from American International Group (AIG) through an initial public offering last fall. Corebridge has extensive, long-standing relationships with many of the largest financial institutions to sell various retirement products. It is also one of the largest retirement service providers to the education market through VALIC Financial Advisors. It also operates a high-performing, seasoned life insurance business. The market is valuing the company like it is just a variable annuity provider despite its much more diversified and stable earnings stream. Part of the discount is due to the lack of liquidity and an overhang from AIG's 77% ownership, which will eventually be brought to market. Trading at five times our estimate of normalized distributable cash flow, the stock is highly attractive to us, and we are willing to wait for the ownership overhang to resolve itself.

Wendy's is the second-largest quick-service burger chain in the U.S. This iconic brand generates $13.3 billion of systemwide sales from 7,095 restaurant locations around the world. Wendy's is an asset-light franchisor that earns most of its profits from royalties, franchise fees and rent. The business is insulated from food and labor inflation since 95% of the restaurant base is owned and operated by franchisees. Wendy's topline has proven remarkably resilient through diverse economic climates, producing 12 straight years of positive same-restaurant sales. The company is well-positioned for accelerating topline growth due to its recent launch of a breakfast menu, steady market share gains, international expansion and new restaurant openings. Despite these favorable characteristics, we had an opportunity to purchase shares at ~17x free cash flow, representing a discount to its quick-service restaurant peers as well as private market transactions.

During the quarter, we eliminated three positions: Howmet, Keurig Dr Pepper and LivaNova. Howmet performed well and reached our sell target. This is our second successful investment with CEO John Plant, whom we rank among the top CEOs. Keurig was another successful holding that reached our sell target. We purchased LivaNova with the thesis that the core medical technology business was trading below private market value despite the company's promising pipeline of future devices. Although the investment was slightly profitable for the Fund, both the base business and pipeline failed to meet our fundamental expectations, so we decided to sell our position in favor of more attractive alternatives.

We would like to thank our fellow shareholders for their investment in the Fund and welcome any questions or comments.

See accompanying Disclosures and Endnotes on page 100.

42 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 59.3%
FINANCIALS - 17.7%
FINANCIAL SERVICES - 10.9%
Fiserv, Inc. (a)	1,094	$123,677
KKR & Co., Inc.	2,313	121,463
Ally Financial, Inc.	3,768	96,044
Capital One Financial Corp.	837	80,448
State Street Corp.	966	73,124
Intercontinental Exchange, Inc.	667	69,562
The Charles Schwab Corp.	1,091	57,141
BlackRock, Inc.	50	33,122
Corebridge Financial, Inc.	941	15,076
		669,657
INSURANCE - 4.2%
Reinsurance Group of America, Inc.	844	111,996
American International Group, Inc.	1,562	78,682
Willis Towers Watson PLC	298	69,296
		259,974
BANKS - 2.6%
Bank of America Corp.	5,549	158,699
		1,088,330
CONSUMER DISCRETIONARY - 11.8%
AUTOMOBILES & COMPONENTS - 5.9%
General Motors Co.	3,640	133,519
BorgWarner, Inc.	2,429	119,303
Thor Industries, Inc.	808	64,327
Lear Corp.	324	45,213
		362,362
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 4.0%
Amazon.com, Inc. (a)	1,905	196,809
Lithia Motors, Inc.	216	49,403
		246,212
CONSUMER DURABLES & APPAREL - 1.0%
Carter's, Inc.	846	60,866
CONSUMER SERVICES - 0.9%
The Wendy's Co.	1,712	37,285
Booking Holdings, Inc. (a)	8	22,068
		59,353
		728,793
COMMUNICATION SERVICES - 8.7%
MEDIA & ENTERTAINMENT - 8.7%
Alphabet, Inc., Class A (a)	2,598	269,490
Charter Communications, Inc., Class A (a)	274	97,914
Comcast Corp., Class A	1,760	66,725
Warner Bros. Discovery, Inc. (a)	3,861	58,294
Warner Music Group Corp., Class A	1,231	41,090
		533,513
	Shares	Value
INDUSTRIALS - 5.7%
CAPITAL GOODS - 4.7%
Carlisle Cos., Inc.	520	$117,456
Parker-Hannifin Corp.	321	107,858
Masco Corp.	1,323	65,774
		291,088
COMMERCIAL & PROFESSIONAL SERVICES - 1.0%
KAR Auction Services, Inc. (a)	2,562	35,043
ABM Industries, Inc.	544	24,452
		59,495
		350,583
INFORMATION TECHNOLOGY - 4.7%
TECHNOLOGY HARDWARE & EQUIPMENT - 2.7%
TE Connectivity, Ltd.	1,244	163,135
SOFTWARE & SERVICES - 2.0%
Oracle Corp.	808	75,070
Workday, Inc., Class A (a)	243	50,148
		125,218
		288,353
MATERIALS - 4.0%
Glencore PLC	28,371	162,602
Sealed Air Corp.	897	41,190
Arconic Corp. (a)	1,545	40,519
		244,311
ENERGY - 3.4%
PDC Energy, Inc.	1,749	112,252
EOG Resources, Inc.	619	70,898
ChampionX Corp.	520	14,118
Nov, Inc.	632	11,702
		208,970
HEALTH CARE - 2.0%
HEALTH CARE EQUIPMENT & SERVICES - 2.0%
HCA Healthcare, Inc.	476	125,564
REAL ESTATE - 1.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
The Howard Hughes Corp. (a)	1,028	82,260
TOTAL COMMON STOCKS - 59.3% (COST $2,598,745)		3,650,677
PREFERRED STOCKS - 0.1%
COMMUNICATION SERVICES - 0.1%
Liberty Broadband Corp., 7.00% (b)	224	5,125
TOTAL PREFERRED STOCKS - 0.1% (COST $6,230)		5,125

See accompanying Notes to Financial Statements.

Oakmark.com 43

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7%
CORPORATE BONDS - 17.2%
FINANCIALS - 4.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	$19,000	$17,057
3.40%, due 10/29/33	15,500	12,582
Ally Financial, Inc. 4.70%(5 year Treasury Constant Maturity Rate + 3.868%) (b) (c)	23,750	17,041
2.20%, due 11/02/28	8,750	6,967
4.70%(7 year Treasury Constant Maturity Rate + 3.481%) (b) (c)	2,000	1,334
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (d)	20,373	14,329
Bank Of America Corp. 2.551% (SOFR + 1.050%), due 02/04/28 (c)	13,575	12,348
Bank of America Corp. 4.45%, due 03/03/26	5,000	4,883
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (d)	27,500	21,590
Citigroup, Inc. 3.40%, due 05/01/26	15,000	14,314
3.352%(3 mo. Term SOFR + 1.158%), due 04/24/25 (c)	6,360	6,198
CNO Financial Group, Inc. 5.25%, due 05/30/25	5,895	5,833
Equitable Financial Life Global Funding, 144A 1.70%, due 11/12/26 (d)	15,000	13,342
First Citizens BancShares, Inc. 3.375% (3 mo. Term SOFR + 2.465%), due 03/15/30 (c)	15,000	13,830
Goldman Sachs Group, Inc. 3.615% (SOFR + 1.846%), due 03/15/28 (c)	7,200	6,811
JPMorgan Chase & Co. 1.47% (SOFR + 0.765%), due 09/22/27 (c)	31,000	27,339
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (d)	9,000	8,667
Morgan Stanley 5.123% (SOFR + 1.730%), due 02/01/29 (c)	7,025	7,081
Pershing Square Holdings, Ltd, 144A 3.25%, due 11/15/30 (d)	14,000	10,953
Reinsurance Group of America, Inc. 3.15%, due 06/15/30	6,900	6,105
3.95%, due 09/15/26	4,905	4,731
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144A 4.00%, due 10/15/33 (d)	7,075	5,616
Stifel Financial Corp. 4.00%, due 05/15/30	12,242	10,747
The Goldman Sachs Group, Inc. 1.948% (SOFR + 0.913%), due 10/21/27 (c)	13,500	12,061
Wells Fargo & Co. 2.393% (SOFR + 2.100%), due 06/02/28 (c)	11,000	9,905
		271,664
	Par Value	Value
INDUSTRIALS - 4.0%
AutoNation, Inc. 3.85%, due 03/01/32	$11,750	$10,007
Bacardi, Ltd., 144A 4.45%, due 05/15/25 (d)	4,900	4,824
BAT Capital Corp. 3.557%, due 08/15/27	6,965	6,475
2.259%, due 03/25/28	2,975	2,551
BAT International Finance PLC 1.668%, due 03/25/26	4,460	4,059
Carlisle Cos., Inc. 2.20%, due 03/01/32	21,055	16,354
Carrier Global Corp. 2.242%, due 02/15/25	691	659
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (d)	18,081	17,439
Fortune Brands Home & Security, Inc. 4.00%, due 06/15/25	13,430	13,149
Fortune Brands Innovations, Inc. 4.00%, due 09/21/23	9,945	9,882
GXO Logistics, Inc. 1.65%, due 07/15/26	6,750	5,936
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (d)	18,500	15,609
3.75%, due 05/01/29 (d)	9,000	8,055
Howmet Aerospace, Inc. 3.00%, due 01/15/29	23,560	20,888
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 144A 5.75%, due 04/01/33 (d)	5,000	4,775
Lennox International, Inc. 1.35%, due 08/01/25	2,000	1,832
MIWD Holdco II LLC / MIWD Finance Corp.,144A 5.50%, due 02/01/30 (d)	8,000	6,760
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	31,350	26,018
The Boeing Co. 2.70%, due 02/01/27	27,247	25,102
Uber Technologies, Inc., 144A 7.50%, due 09/15/27 (d)	4,470	4,609
4.50%, due 08/15/29 (d)	4,710	4,292
United Parcel Service, Inc. 4.875%, due 03/03/33	6,350	6,517
Viterra Finance BV, 144A 5.25%, due 04/21/32 (d)	19,750	17,876
2.00%, due 04/21/26 (d)	11,400	10,146
		243,814
CONSUMER DISCRETIONARY - 3.2%
Aramark Services, Inc., 144A 6.375%, due 05/01/25 (d)	9,900	9,973
AutoNation, Inc. 1.95%, due 08/01/28	4,940	4,089
Booking Holdings, Inc. 3.55%, due 03/15/28	9,950	9,554
4.625%, due 04/13/30	4,950	4,947
Brunswick Corp. 2.40%, due 08/18/31	35,813	27,173
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 4.75%, due 03/01/30 (d)	2,980	2,582
5.125%, due 05/01/27 (d)	250	236

See accompanying Notes to Financial Statements.

44 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
CORPORATE BONDS - 17.2% (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, due 03/15/28	$9,950	$9,417
Dick's Sporting Goods, Inc. 3.15%, due 01/15/32	20,000	16,431
Expedia Group, Inc. 4.625%, due 08/01/27	18,526	18,157
3.25%, due 02/15/30	5,860	5,078
5.00%, due 02/15/26	4,334	4,314
International Game Technology PLC, 144A 6.50%, due 02/15/25 (d)	4,444	4,491
6.25%, due 01/15/27 (d)	200	202
Lear Corp. 2.60%, due 01/15/32	6,935	5,425
Lithia Motors, Inc., 144A 3.875%, due 06/01/29 (d)	8,540	7,387
4.625%, due 12/15/27 (d)	2,980	2,772
M/I Homes, Inc. 3.95%, due 02/15/30	7,100	6,019
Marriott International, Inc. 2.75%, due 10/15/33	13,750	11,128
4.625%, due 06/15/30	9,400	9,126
MGM Resorts International 4.75%, due 10/15/28	13,875	12,917
6.75%, due 05/01/25	9,850	9,927
Thor Industries, Inc., 144A 4.00%, due 10/15/29 (d)	17,250	14,261
		195,606
ENERGY - 1.4%
Boardwalk Pipelines LP 3.60%, due 09/01/32	3,798	3,266
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (d)	14,525	13,826
Florida Gas Transmission Co. LLC, 144A 2.30%, due 10/01/31 (d)	14,750	12,024
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (d)	20,000	17,862
NOV, Inc. 3.60%, due 12/01/29	10,000	9,038
Parsley Energy LLC / Parsley Finance Corp., 144A 4.125%, due 02/15/28 (d)	20,576	19,337
PDC Energy, Inc. 5.75%, due 05/15/26	6,215	6,050
Vine Energy Holdings LLC, 144A 6.75%, due 04/15/29 (d)	8,000	7,942
		89,345
COMMUNICATION SERVICES - 1.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, due 02/01/32	8,665	6,602
4.908%, due 07/23/25	2,985	2,955
Meta Platforms, Inc. 3.85%, due 08/15/32	10,000	9,357
	Par Value	Value
Netflix, Inc. 4.875%, due 04/15/28	$33,740	$33,571
5.875%, due 02/15/25	11,940	12,179
5.875%, due 11/15/28	6,965	7,319
Netflix, Inc., 144A 5.375%, due 11/15/29 (d)	4,970	5,049
Warnermedia Holdings, Inc., 144A 4.054%, due 03/15/29 (d)	3,750	3,488
		80,520
REAL ESTATE - 0.8%
CBRE Services, Inc. 2.50%, due 04/01/31	10,750	8,559
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	9,425	8,085
5.25%, due 06/01/25	4,975	4,857
5.75%, due 06/01/28	4,975	4,853
5.375%, due 04/15/26	3,925	3,809
Omega Healthcare Investors, Inc. REIT 4.375%, due 08/01/23	3,098	3,078
Realty Income Corp. 4.85%, due 03/15/30	2,048	2,017
RHP Hotel Properties, LP / RHP Finance Corp. REIT, 144A 4.50%, due 02/15/29 (d)	10,875	9,823
The Howard Hughes Corp., 144A 5.375%, due 08/01/28 (d)	3,400	3,096
		48,177
MATERIALS - 0.5%
Anglo American Capital PLC, 144A 2.25%, due 03/17/28 (d)	18,750	16,225
3.875%, due 03/16/29 (d)	1,000	920
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (d)	10,000	8,208
3.875%, due 10/27/27 (d)	4,950	4,674
Novelis Corp., 144A 3.875%, due 08/15/31 (d)	4,181	3,521
		33,548
CONSUMER STAPLES - 0.5%
Altria Group, Inc. 2.45%, due 02/04/32	30,400	23,930
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (d)	4,000	4,101
Smithfield Foods, Inc., 144A 4.25%, due 02/01/27 (d)	995	926
		28,957
INFORMATION TECHNOLOGY - 0.5%
Apple, Inc. 2.65%, due 02/08/51	6,000	4,205
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.50%, due 01/15/28	4,975	4,667
Broadcom, Inc., 144A 3.469%, due 04/15/34 (d)	9,955	8,176
Dell International LLC / EMC Corp. 5.45%, due 06/15/23	3,927	3,926
Gen Digital, Inc., 144A 5.00%, due 04/15/25 (d)	1,000	982
Micron Technology, Inc. 2.703%, due 04/15/32	3,500	2,802

See accompanying Notes to Financial Statements.

Oakmark.com 45

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
CORPORATE BONDS - 17.2% (continued)
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.50%, due 05/11/31	$3,750	$3,100
		27,858
HEALTH CARE - 0.4%
Embecta Corp., 144A 5.00%, due 02/15/30 (d)	6,602	5,678
GE HealthCare Technologies, Inc., 144A 5.857%, due 03/15/30 (d)	2,000	2,092
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	8,849	7,161
Universal Health Services, Inc. 1.65%, due 09/01/26	7,750	6,819
		21,750
UTILITIES - 0.2%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (d)	2,400	2,486
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	13,750	11,534
		14,020
Total Corporate Bonds (Cost $1,175,258)		1,055,259
GOVERNMENT AND AGENCY SECURITIES - 13.5%
U.S. GOVERNMENT NOTES - 13.5%
United States Treasury Notes 3.125%, due 08/15/25	300,000	294,363
3.50%, due 01/31/30	100,000	99,594
2.875%, due 05/15/32	100,000	95,164
2.75%, due 08/15/42	90,000	76,584
2.25%, due 11/15/24	75,000	72,648
3.875%, due 02/15/43	50,000	50,445
3.50%, due 02/15/33	50,000	50,078
3.625%, due 02/15/53	50,000	49,641
3.00%, due 08/15/52	45,000	39,530
		828,047
Total Government and Agency Securities (Cost $836,758)		828,047
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-147-Class A2 3.00%, due 06/25/32	40,000	36,263
Federal Home Loan Mortgage Corp. Multifamily WI Certificates, Series-K155-Class A2 4.25%, due 05/25/33	27,000	26,925
Bank, Series 2022-BNK40-Class A4 3.394%, due 03/15/64	26,302	23,062
Federal Home Loan Mortgage Corporation Multifamily Structured Pass-Through Certificates, Series K-148-Class A2 3.50%, due 07/25/32	20,000	18,878
	Par Value	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA5-Class M1A, 144A 7.51% (SOFR30A + 2.950%), due 06/25/42 (c) (d)	$16,944	$17,235
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA6- Class M1A, 144A 6.71% (SOFR30A + 2.150%), due 09/25/42 (c) (d)	14,098	14,135
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1522-Class A2 2.361%, due 10/25/36	14,500	11,182
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-145-Class A2 2.58%, due 05/25/32	10,000	8,758
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA1-Class M1A, 144A 5.56% (SOFR30A + 1.000%), due 01/25/42 (c) (d)	8,511	8,342
JP Morgan Mortgage Trust, Series 2021-10-Class B1, 144A 2.809%, due 12/25/51 (d)	10,233	7,820
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 7.31% (SOFR30A + 2.750%), due 05/25/42 (c) (d)	6,613	6,719
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 6.56% (SOFR30A + 2.000%), due 04/25/42 (c) (d)	3,961	3,961
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1521-Class A2 2.184%, due 08/25/36	5,000	3,867
JP Morgan Mortgage Trust, Series 2022-6-Class B1, 144A 3.308%, due 11/25/52 (d)	4,704	3,773
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-1517-Class A2 1.716%, due 07/25/35	4,000	3,018
Bank, Series 2022-BNK40-Class AS 3.394%, due 03/15/64	3,500	2,863
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R03-Class 1M1, 144A 6.66% (SOFR30A + 2.100%), due 03/25/42 (c) (d)	1,367	1,364
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.115%, due 08/25/52 (d)	905	704
Total Collateralized Mortgage Obligations - 3.2% (Cost $203,355)		198,869

See accompanying Notes to Financial Statements.

46 OAKMARK FUNDS

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 37.7% (continued)
ASSET BACKED SECURITIES - 2.4%
Santander Drive Auto Receivables Trust, Series 2022-3-Class C, 4.49%, due 08/15/29	$20,250	$19,761
CCG Receivables Trust, Series 2023-1-Class B, 144A, 5.99%, due 09/16/30 (d)	10,000	10,186
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class A4, 144A, 5.35%, due 07/16/29 (d)	10,000	10,117
Hpefs Equipment Trust, Series 2023-1A-Class B, 144A, 5.73%, due 04/20/28 (d)	10,000	9,963
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (d)	9,500	9,618
CCG Receivables Trust, Series 2023-1-Class C, 144A, 6.28%, due 09/16/30 (d)	8,000	8,149
CarMax Auto Owner Trust , Series 2023-1-Class D, 6.27%, due 11/15/29	7,500	7,513
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (d)	7,250	7,325
CPS Auto Receivables Trust, Series 2022-A-Class E, 144A, 4.88%, due 04/16/29 (d)	7,500	6,355
CarMax Auto Owner Trust , Series 2023-1-Class C, 5.19%, due 01/16/29	6,000	5,988
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	6,000	5,946
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	5,750	5,636
Hpefs Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (d)	5,500	5,559
Ford Credit Auto Owner Trust, Series 2022-D-Class C, 6.46%, due 05/15/30	5,300	5,435
LAD Auto Receivables Trust, Series 2022-1A-Class A, 144A, 5.21%, due 06/15/27 (d)	5,256	5,225
GM Financial Consumer Automobile Receivables Trust, Series 2022-3-Class B, 4.42%, due 02/16/28	5,030	4,966
GM Financial Consumer Automobile Receivables Trust, Series 2022-3-Class C, 4.72%, due 03/16/28	5,000	4,944
CCG Receivables Trust, Series 2022-1-Class B, 144A, 4.42%, due 07/16/29 (d)	5,000	4,856
CarMax Auto Owner Trust , Series 2022-2-Class D, 4.75%, due 10/16/28	5,000	4,800
	Par Value	Value
Carvana Auto Receivables Trust, Series 2021-N3-Class C, 1.02%, due 06/12/28	$3,179	$3,026
CCG Receivables Trust, Series 2022-1-Class C, 144A, 4.67%, due 07/16/29 (d)	3,000	2,891
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class C, 144A, 6.36%, due 06/20/40 (d)	1,301	1,281
Total Asset Backed Securities (Cost $149,864)		149,540
BANK LOANS - 1.0% (e)
HEALTH CARE - 0.4%
Medline Borrower, LP USD Term Loan B 8.09% (1 mo. USD LIBOR + 3.250%), due 10/23/28 (c)	22,408	21,823
INDUSTRIALS - 0.3%
Skymiles IP, Ltd. 2020 Term Loan B 8.558% (3 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	13,300	13,764
Uber Technologies, Inc. 2023 Term Loan B 5.12% - 7.656% (3 mo. SOFR + 2.750%), due 02/28/30 (c)	5,990	5,972
		19,736
ENERGY - 0.3%
Championx Corp. 2022 Term Loan B1 8.058% (1 mo. SOFR + 3.250%), due 06/07/29 (c)	16,418	16,322
FINANCIALS - 0.0% (f)
Allspring Buyer LLC Term Loan B 8.163% (3 mo. USD LIBOR + 3.000%), due 11/01/28 (c)	2,635	2,622
MATERIALS - 0.0% (f)
Asplundh Tree Expert LLC 2021 Term Loan B 6.59% (1 mo. USD LIBOR + 1.750%), due 09/07/27 (c)	1,868	1,857
CONSUMER DISCRETIONARY - 0.0% (f)
Rent A Center, Inc. 2021 First Lien Term Loan B 8.125% (3 mo. USD LIBOR + 3.250%), due 02/17/28 (c)	932	921
Total Bank Loans (Cost $63,485)		63,281
MORTGAGE-BACKED SECURITIES - 0.4%
Federal Home Loan Mortgage Corp., Pool SD1724 4.00%, due 09/01/52	9,845	9,433
Federal National Mortgage Association, Pool MA4700 4.00%, due 08/01/52	9,683	9,263
Federal National Mortgage Association, Pool MA4464 1.50%, due 11/01/51	7,845	6,163
Federal Home Loan Mortgage Corp., Pool SD8149 1.50%, due 06/01/51	2,020	1,587
Total Mortgage-Backed Securities (Cost $26,303)		26,446
TOTAL FIXED INCOME - 37.7% (COST $2,455,023)		2,321,442

See accompanying Notes to Financial Statements.

Oakmark.com 47

Oakmark Equity and Income Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 3.0%
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $168,322, collateralized by United States Treasury Notes, 0.750% - 2.250% due 11/15/24, aggregate value plus accrued interest of $171,620 (Cost: $168,255)	$168,255	$168,255
COMMERCIAL PAPER - 0.3%
Walgreens Boots Alliance, Inc., 144A, 5.38%, due 04/04/23 (d) (g) (Cost $14,844)	14,850	14,841
TOTAL SHORT-TERM INVESTMENTS - 3.0% (COST $183,099)		183,096
TOTAL INVESTMENTS - 100.1% (COST $5,243,097)		6,160,340
Liabilities In Excess of Other Assets - (0.1)%		(6,565)
NET ASSETS - 100.0%		$6,153,775

(a)  Non-income producing security

(b)  Security is perpetual and has no stated maturity date.

(c)  Floating Rate Note. Rate shown is as of March 31, 2023.

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(e)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

(f)  Amount rounds to less than 0.1%.

(g)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Abbreviations:

  LIBOR: London Inter-Bank Offered Rate

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate

See accompanying Notes to Financial Statements.

48 OAKMARK FUNDS

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Oakmark.com 49

Oakmark Bond Fund  March 31, 2023

Summary Information

VALUE OF A $250,000 INVESTMENT

Since Inception - 06/10/20 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 03/31/23)
(Unaudited)	Total Return Last 3 Months	1-Year	3-Year	5-Year	10-Year	Since Inception	Inception Date
Oakmark Bond Fund (Institutional Class)	1.72%	-4.63%	N/A	N/A	N/A	-1.52%	06/10/20
Bloomberg U.S. Aggregate Bond Index	2.96%	-4.78%	N/A	N/A	N/A	-3.80%
Lipper Core Plus Bond Fund Index[23]	3.26%	-5.28%	N/A	N/A	N/A	-2.95%
Oakmark Bond Fund (Advisor Class)	1.71%	-4.66%	N/A	N/A	N/A	-1.56%	06/10/20
Oakmark Bond Fund (R6 Class)	1.85%	-4.46%	N/A	N/A	N/A	-3.51%	12/15/20
Oakmark Bond Fund (Investor Class)	1.66%	-4.78%	N/A	N/A	N/A	-6.89%	01/28/22

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP 10 FIXED INCOME HOLDINGS[5]	% of Net Assets
U.S. Treasury Note 3.875% 12/31/2029	4.4
FHMS K157 A2 3.990% 05/01/2033	3.5
BANK 2022-BNK40 3.393% A4 03/15/2064	3.4
U.S. Treasury Note 3.500% 01/31/2030	2.7
U.S. Treasury Note 0.625% 08/15/2030	2.6
U.S. Treasury Note 3.000% 08/15/2052	2.3
U.S. Treasury Note 3.125% 08/31/2029	2.1
FHMS K-153 A2 3.820% 12/01/2032	2.1
U.S. Treasury Note 1.250% 06/30/2028	1.9
U.S. Treasury Note 2.875% 05/15/2032	1.5
FUND STATISTICS
Ticker*	OANCX
Number of Fixed Income Holdings	110
Net Assets	$94.2 million
Weighted Average Maturity	10.88
Effective Duration	5.37
30-Day SEC Yield-Unsubsidized*@	4.50%
30-Day SEC Yield-Subsidized*@	5.00%
Gross Expense Ratio - Institutional Class*^	1.05%
Net Expense Ratio - Institutional Class*†^	0.52%

*  This information is related to the Institutional Class. Please visit Oakmark.com for information related to the Advisor, R6 and Investor Classes.

†  The net expense ratio reflects an expense limitation agreement through January 27, 2024.

@  SEC Yield is an annualization of the Fund's net investment income for the trailing 30-day period. Dividends paid by the Fund may be higher or lower than implied by the SEC Yield.

^  The Expense Ratio is from the Fund's prospectus dated January 28, 2023. The actual Gross and Net Expense Ratios for the period can be found in the Financial Highlights section of this report.

SECTOR ALLOCATION	% of Net Assets
Corporate Bonds	41.4
Government and Agency Securities	24.7
Collateralized Mortgage Obligations	14.3
Asset Backed Securities	6.7
Bank Loans	6.3
Mortgage-Backed Securities	2.0
Preferred Stock	0.7
Short-Term Investments and Other	3.9

See accompanying Disclosures and Endnotes on page 100.

50 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2023

Portfolio Manager Commentary

M. Colin Hudson, CFA

Portfolio Manager

Adam D. Abbas

Portfolio Manager

Performance

The Oakmark Bond Fund ("the Fund") returned +1.72% in the first calendar quarter of 2023, underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index,22 which returned 2.96%. Despite the weak relative quarter, inception-to-date performance remains acceptable in a market environment characterized by slowing growth and rising interest rates. The Fund generated a total return since inception of –1.52% through March 31, 2023, compared to the benchmark total return of –3.80%.

The Fund's underperformance was primarily due to two problematic positions that we will detail below. Overall, our security selection for the quarter accounted for ~1.14% of underperformance. The Fund's largest contributors to and detractors from security selection performance for the quarter were Ally Financial 4.7% perpetual preferred bonds, Warnermedia Holdings Inc. 4.054% senior unsecured bonds of 2029, Netflix Inc. 4.875% senior unsecured bond of 2030, SVB Financial Group 4.0% perpetual preferred bonds, SVB Financial Group 4.25% perpetual preferred bonds and Signature Bank New York 4.0% subordinated bonds of 2030. The Fund's allocation decisions contributed ~27 basis points to performance, while its short duration position detracted ~24 basis points of relative performance as rates declined across the curve and the Fund's duration was shorter than the benchmark. The Fund ended the quarter with an overall duration of ~5.37 years. Although reduced from the end of the previous quarter, the Fund holds 51% in corporate debt, 24% in government debt, and 24% in securitized credit.

We would like to address an exceptional situation concerning two investments that weighed on performance this quarter: Silicon Valley Bank (SVB Financial Group) and Signature Bank bonds. Although we typically do not discuss specific bonds at length, we believe it is necessary to make an exception in this case, as we take permanent impairment to our investments seriously. These two investment losses cost the Fund 1.7% in the quarter and were the primary drivers of the Fund falling short of the Bloomberg U.S. Aggregate Bond Index's 2.96% return. As a team, we value transparency and believe that our investors deserve a clear explanation of the losses. It is worth emphasizing that the Fund was designed to offer investors performance derived from individual security selection, like every Oakmark fund in our family of products. This approach has yielded the Oakmark Bond Fund top-decile results in the Morningstar Intermediate Core-Plus Bond Category24 since our inception in June of 2020 (and maintaining a 10% percentile performance rank and a top 15th percentile Sharpe Ratio after this quarter), but it also means that incorrect bets, just like our best outcomes, will have a measurable impact on performance.

Despite our comprehensive underwriting process for both Silicon Valley Bank and Signature Bank, we failed to identify critical risks associated with these banks. We focused too much on the quality of the balance sheet assets, while ignoring embedded risks related to the average life of those assets. We also overestimated management's ability to manage deposit flight; what appeared to be a fragmented deposit base ultimately proved to be indirectly controlled by a handful of influential venture capital entities. Moreover, we underestimated the risks associated with the banks' real and perceived exposure to the volatile crypto market and the potential compounding of those risks after the FTX and Silvergate collapses. The swift spread of negative sentiment via social media further heightened Silicon Valley Bank and Signature Bank's vulnerability. Investing in bank bonds in this new paradigm, where bank runs can be catalyzed with almost zero friction and the structure of the yield curve incentivizes deposit flight, it is essential to thoroughly examine both the quality and the average life of securities held on banks' balance sheets. We must also consider how the rapid spread of sentiment through social media and other digital channels might affect the risk of future bank runs and ensure appropriate compensation for elevated tail risks in this new reality. Lastly, we will remain vigilant and adaptable in our risk management strategies to respond to these changing market conditions. We regret the impact these events had on the Fund's performance and are committed to learning from them. Our aim is to provide a well-diversified and resilient bond portfolio capable of delivering positive results across various economic conditions. As mentioned earlier, we have built this Fund to focus on deriving performance from our individual credit selection, and we expect to continue providing consistent results in line with what we have produced since inception. We appreciate your trust in the Oakmark Bond Fund management team and invite you to reach out with any additional questions.

Positioning

In line with our analysis of the current financial landscape, we have made several strategic adjustments to our portfolio during the quarter. As credit spreads tightened significantly in January and early February, we reduced corporate exposure, specifically to lower rated high-yield securities and loans, while we increased our holdings in high-quality, agency-backed securitized debt. Consistent with our expectations from last quarter, we remain active in our preferred BBB securities, including cyclicals and both the preferred and straight bonds of regional banks. We continue to trim specific high-yield leveraged loans and bonds, particularly in the richer BB quality basket, that have met our fair-value targets. Our curve positioning strategies include: 1) extension swaps out the curve in specific corporates to capture current yield and total return opportunities on our

See accompanying Disclosures and Endnotes on page 100.

Oakmark.com 51

Oakmark Bond Fund  March 31, 2023

Portfolio Manager Commentary (continued)

favorite names; 2) steeper trades in U.S. Treasurys by moving out of our longest dated U.S. Treasurys into shorter dated securities in anticipation of continued curve steepening; and 3) U.S. Treasury swaps into securitized AAA paper to reduce direct U.S. Treasury exposure on certain parts of the curve and capitalize on historically widespread relationships. As volatility persists, we will continue to explore relative value swaps within capital structures, peer groups and industries. Given our expectation that a deep recession can be avoided, we are focused on economically sensitive high-yield segments to identify opportunities for high coupon carry and all-in total returns for the Fund in case of further spread widening. We will deploy capital cautiously and patiently. With regards to duration positioning, the Fund increased duration by approximately half a year during the quarter as rates rose before volatility ensued. We believe the end of the Fed's rate hike cycle is near; however, if inflation proves more persistent than anticipated, the Fed's pause may last longer than the market currently predicts. In our view, this could cause the curve to continue steepening, with the long end particularly vulnerable in the absence of a significant economic downturn.

See accompanying Disclosures and Endnotes on page 100.

52 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
PREFERRED STOCKS - 0.7%
COMMUNICATION SERVICES - 0.7%
Liberty Broadband Corp., 7.00% (a)	31	$701
TOTAL PREFERRED STOCKS - 0.7% (COST $821)		701
	Par Value	Value
FIXED INCOME - 95.4%
CORPORATE BONDS - 41.4%
INDUSTRIALS - 9.3%
AutoNation, Inc. 3.85%, due 03/01/32	$1,000	852
BAT Capital Corp. 2.259%, due 03/25/28	1,000	857
Delta Air Lines, Inc. / SkyMiles IP, Ltd, 144A 4.75%, due 10/20/28 (b)	750	723
GXO Logistics, Inc. 2.65%, due 07/15/31	500	389
Hilton Domestic Operating Co., Inc., 144A 3.625%, due 02/15/32 (b)	1,000	844
Howmet Aerospace, Inc. 3.00%, due 01/15/29	550	488
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 144A 5.75%, due 04/01/33 (b)	500	477
MIWD Holdco II LLC / MIWD Finance Corp.,144A 5.50%, due 02/01/30 (b)	500	423
Stanley Black & Decker, Inc. 2.30%, due 03/15/30	500	415
The Boeing Co. 2.70%, due 02/01/27	500	461
3.625%, due 02/01/31	200	183
Uber Technologies, Inc., 144A 4.50%, due 08/15/29 (b)	1,100	1,002
United Parcel Service, Inc. 4.875%, due 03/03/33	500	513
Viterra Finance BV, 144A 2.00%, due 04/21/26 (b)	1,000	890
5.25%, due 04/21/32 (b)	250	226
		8,743
ENERGY - 6.8%
Boardwalk Pipelines LP 3.60%, due 09/01/32	1,000	860
Chesapeake Energy Corp., 144A 5.875%, due 02/01/29 (b)	1,117	1,063
Energy Transfer, LP 4.15%, due 09/15/29	500	467
EQT Corp. 5.70%, due 04/01/28	1,000	999
Hess Midstream Operations LP, 144A 4.25%, due 02/15/30 (b)	750	670
Parsley Energy LLC / Parsley Finance Corp., 144A 4.125%, due 02/15/28 (b)	1,500	1,410
PDC Energy, Inc. 5.75%, due 05/15/26	315	306
Transocean, Inc., 144A 8.75%, due 02/15/30 (b)	600	612
		6,387
	Par Value	Value
FINANCIALS - 6.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, due 10/29/26	$500	$449
3.40%, due 10/29/33	500	406
Ally Financial, Inc. 4.70%(7 year Treasury Constant Maturity Rate + 3.481%) (a) (c)	1,000	667
2.20%, due 11/02/28	500	398
Apollo Commercial Real Estate Finance, Inc. REIT, 144A 4.625%, due 06/15/29 (b)	750	528
Blackstone Mortgage Trust, Inc. REIT, 144A 3.75%, due 01/15/27 (b)	1,000	785
Capital One Financial Corp. 3.95% (5 year Treasury Constant Maturity Rate + 3.157%) (a) (c)	500	374
Citigroup, Inc. 4.70% (SOFR + 3.234%) (a) (c)	500	437
KKR Group Finance Co. XII LLC, 144A 4.85%, due 05/17/32 (b)	1,000	963
Morgan Stanley 5.123% (SOFR + 1.730%), due 02/01/29 (c)	500	504
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc., 144A 3.875%, due 03/01/31 (b)	500	415
4.00%, due 10/15/33 (b)	250	198
		6,124
CONSUMER DISCRETIONARY - 4.5%
Adient Global Holdings, Ltd., 144A 7.00%, due 04/15/28 (b)	500	514
Brunswick Corp. 2.40%, due 08/18/31	1,100	835
Daimler Trucks Finance North America LLC, 144A 2.375%, due 12/14/28 (b)	1,000	862
Dick's Sporting Goods, Inc. 3.15%, due 01/15/32	500	411
Lithia Motors, Inc., 144A 4.375%, due 01/15/31 (b)	500	430
M/I Homes, Inc. 3.95%, due 02/15/30	500	424
Marriott International, Inc. 2.75%, due 10/15/33	1,000	809
		4,285
HEALTH CARE - 3.6%
CVS Health Corp. 5.25%, due 02/21/33	500	510
Embecta Corp., 144A 5.00%, due 02/15/30 (b)	330	284
GE HealthCare Technologies, Inc., 144A 5.65%, due 11/15/27 (b)	1,000	1,034
HCA, Inc. 3.50%, due 09/01/30	500	445
Regeneron Pharmaceuticals, Inc. 1.75%, due 09/15/30	500	405
Tenet Healthcare Corp. 6.875%, due 11/15/31	750	716
		3,394

See accompanying Notes to Financial Statements.

Oakmark.com 53

Oakmark Bond Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 95.4% (continued)
CORPORATE BONDS - 41.4% (continued)
MATERIALS - 3.0%
Anglo American Capital PLC, 144A 3.875%, due 03/16/29 (b)	$1,000	$920
ArcelorMittal SA 6.55%, due 11/29/27	1,000	1,040
Glencore Funding LLC, 144A 2.625%, due 09/23/31 (b)	1,000	821
		2,781
COMMUNICATION SERVICES - 2.3%
Charter Communications Operating LLC / Charter Communications Operating Capital 2.30%, due 02/01/32	270	206
Netflix, Inc., 144A 4.875%, due 06/15/30 (b)	1,000	995
Warnermedia Holdings, Inc., 144A 4.054%, due 03/15/29 (b)	1,000	930
		2,131
CONSUMER STAPLES - 1.9%
Altria Group, Inc. 2.45%, due 02/04/32	1,250	984
Imperial Brands Finance PLC, 144A 6.125%, due 07/27/27 (b)	750	769
		1,753
UTILITIES - 1.4%
NRG Energy, Inc., 144A 7.00%, due 03/15/33 (b)	500	518
The Southern Co. 3.75% (5 year Treasury Constant Maturity Rate + 2.915%), due 09/15/51 (c)	1,000	839
		1,357
REAL ESTATE - 1.3%
CBRE Services, Inc. 2.50%, due 04/01/31	1,000	796
GLP Capital, LP / GLP Financing II, Inc. REIT 4.00%, due 01/15/31	500	429
		1,225
INFORMATION TECHNOLOGY - 0.8%
Micron Technology, Inc. 2.703%, due 04/15/32	1,000	801
Total Corporate Bonds (Cost $42,840)		38,981
GOVERNMENT AND AGENCY SECURITIES - 24.7%
U.S. GOVERNMENT NOTES - 23.6%
United States Treasury Notes 3.875%, due 12/31/29	4,000	4,072
3.50%, due 01/31/30	2,500	2,490
0.625%, due 08/15/30	3,000	2,445
3.00%, due 08/15/52	2,500	2,196
3.125%, due 08/31/29	2,000	1,947
1.25%, due 06/30/28	2,000	1,775
	Par Value	Value
2.875%, due 05/15/32	$1,500	$1,427
4.125%, due 11/15/32	1,000	1,051
2.75%, due 02/15/28	1,000	961
2.75%, due 08/15/32	1,000	941
1.625%, due 05/15/31	1,000	869
1.875%, due 11/15/51	1,250	851
3.375%, due 08/15/42	500	469
2.00%, due 11/15/41	500	377
2.00%, due 08/15/51	500	352
		22,223
U.S. GOVERNMENT AGENCIES - 1.1%
Federal Home Loan Mortgage Corp., 5.05%, due 01/28/26	1,000	995
Total Government and Agency Securities (Cost $23,873)		23,218
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.3%
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-157-Class A2 3.99%, due 05/25/33	3,325	3,267
Bank, Series 2022-BNK40-Class A4 3.394%, due 03/15/64	3,600	3,156
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-153-Class A2 3.82%, due 12/25/32	2,000	1,936
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R04-Class 1M1, 144A 6.56% (SOFR30A + 2.000%), due 03/25/42 (b) (c)	995	996
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R06-Class 1M1, 144A 7.31% (SOFR30A + 2.750%), due 05/25/42 (b) (c)	818	831
JP Morgan Mortgage Trust, Series 2022-3-Class B1, 144A 3.115%, due 08/25/52 (b)	978	761
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates, Series K-072-Class A2 3.444%, due 12/25/27	750	726
JP Morgan Mortgage Trust, Series 2022-8-Class B2, 144A 4.675%, due 01/25/53 (b)	604	482
JP Morgan Mortgage Trust, Series 2020-5-Class B1, 144A 3.583%, due 12/25/50 (b)	471	403
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-Class M1A, 144A 6.56% (SOFR30A + 2.000%), due 04/25/42 (b) (c)	399	398
JP Morgan Mortgage Trust, Series 2016-3-Class B1, 144A 3.287%, due 10/25/46 (b)	265	247

See accompanying Notes to Financial Statements.

54 OAKMARK FUNDS

Oakmark Bond Fund  March 31, 2023 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 95.4% (continued)
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.3% (continued)
JP Morgan Mortgage Trust, Series 2016-3-Class B2, 144A 3.287%, due 10/25/46 (b)	$181	$166
JP Morgan Mortgage Trust, Series 2016-3-Class B3, 144A 3.287%, due 10/25/46 (b)	107	98
Total Collateralized Mortgage Obligations - 14.3% (Cost $14,028)		13,467
ASSET BACKED SECURITIES - 6.7%
Hpefs Equipment Trust, Series 2022-3A-Class-C, 144A, 6.13%, due 08/20/29 (b)	1,000	1,011
Ford Credit Auto Owner Trust, Series 2022-C-Class C, 5.22%, due 03/15/30	1,000	991
Carvana Auto Receivables Trust, Series 2022-P1-Class D, 4.80%, due 01/10/29	1,000	890
Sierra Timeshare Receivables Funding LLC, Series 2022-1A-Class C, 144A, 3.94%, due 10/20/38 (b)	547	522
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class B, 144A, 5.74%, due 07/16/29 (b)	500	506
GreatAmerica Leasing Receivables Funding LLC, Series 2022-1-Class C, 144A, 5.98%, due 07/15/30 (b)	500	505
Santander Drive Auto Receivables Trust, Series 2022-5-Class C, 4.74%, due 10/16/28	500	490
Sierra Timeshare Receivables Funding LLC, Series 2022-2A-Class D, 144A, 9.22%, due 06/20/40 (b)	488	480
CarMax Auto Owner Trust , Series 2022-2-Class D, 4.75%, due 10/16/28	500	480
Carvana Auto Receivables Trust, Series 2022-N1-Class D, 144A, 4.13%, due 12/11/28 (b)	500	472
Total Asset Backed Securities (Cost $6,524)		6,347
BANK LOANS - 6.3% (d)
FINANCIALS - 2.0%
Allspring Buyer LLC Term Loan B 8.163% (3 mo. USD LIBOR + 3.000%), due 11/01/28 (c)	878	874
Citadel Securities LP 2022 Incremental Term Loan B 7.922% (1 mo. SOFR + 3.000%), due 02/02/28 (c)	995	992
		1,866
HEALTH CARE - 1.3%
Owens & Minor, Inc. 2022 Term Loan B 8.541% - 8.714% (1 mo. SOFR + 3.750%), due 03/29/29 (c)	487	483
	Par Value	Value
Medline Borrower, LP USD Term Loan B 8.09% (1 mo. USD LIBOR + 3.250%), due 10/23/28 (c)	$744	$725
ENERGY - 1.0%
Championx Corp. 2022 Term Loan B1 8.058% (1 mo. SOFR + 3.250%), due 06/07/29 (c)	995	989
INDUSTRIALS - 1.0%
Skymiles IP, Ltd. 2020 Term Loan B 8.558% (3 mo. USD LIBOR + 3.750%), due 10/20/27 (c)	950	983
CONSUMER DISCRETIONARY - 1.0%
Carrols Restaurant Group, Inc. Term Loan B 8.157% (1 mo. USD LIBOR + 3.250%), due 04/30/26 (c)	987	907
Total Bank Loans (Cost $5,889)		5,953
MORTGAGE-BACKED SECURITIES - 2.0%
Federal Home Loan Mortgage Corp., Pool SD1724 4.00%, due 09/01/52	984	943
Federal National Mortgage Association, Pool MA4700 4.00%, due 08/01/52	968	927
Total Mortgage-Backed Securities - 2.0% (Cost $1,856)		1,870
TOTAL FIXED INCOME - 95.4% (COST $95,010)		89,836
SHORT-TERM INVESTMENTS - 2.3%
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp. Repurchase Agreement, 4.82% dated 03/31/23 due 04/03/23, repurchase price $2,117, collateralized by a United States Treasury Note, 0.750% due 11/15/24, value plus accrued interest of $2,158 (Cost: $2,116)	2,116	2,116
TOTAL SHORT-TERM INVESTMENTS - 2.3% (COST $2,116)		2,116
TOTAL INVESTMENTS - 98.4% (COST $97,947)		92,653
Other Assets In Excess of Liabilities - 1.6%		1,512
NET ASSETS - 100.0%		$94,165

(a)  Security is perpetual and has no stated maturity date.

(b)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers.

(c)  Floating Rate Note. Rate shown is as of March 31, 2023.

(d)  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

Abbreviations:

  LIBOR: London Inter-Bank Offered Rate

  REIT: Real Estate Investment Trust

  SOFR: Secured Overnight Financing Rate
See accompanying Notes to Financial Statements.

Oakmark.com 55

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2023 (Unaudited)

(in thousands except per share amounts)

	Oakmark Fund		Oakmark Select Fund		Oakmark Global Fund
Assets
Investments in unaffiliated securities, at value (a)	$15,532,973		$4,784,183		$1,259,573
Cash	0	(c)	0	(c)	0
Foreign currency, at value (b)	0		0		7
Receivable for:
Securities sold	0		0		1,127
Fund shares sold	16,491		4,447		382
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	11,898		38		887
Tax reclaim from unaffiliated securities	0		0		1,334
Total receivables	28,389		4,485		3,730
Other assets	99		27		6
Total assets	$15,561,461		$4,788,695		$1,263,316
Liabilities and net assets
Payable for:
Securities purchased	$0		$0		$13,434
Fund shares redeemed	9,898		1,346		856
Options written, at value	24,094	(d)	5,406	(d)	0
Investment advisory fee	2,020		715		214
Other shareholder servicing fees	915		558		64
Transfer and dividend disbursing agent fees	151		76		35
Trustee fees	0	(c)	2		1
Deferred trustee compensation	1,507		649		392
Other	2,589		565		287
Total liabilities	41,174		9,317		15,283
Net assets applicable to Fund shares outstanding	$15,520,287		$4,779,378		$1,248,033
Analysis of net assets
Paid in capital	$11,498,460		$3,835,720		$776,737
Distributable earnings	4,021,827		943,658		471,296
Net assets applicable to Fund shares outstanding	$15,520,287		$4,779,378		$1,248,033
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$110.60		$54.89		$31.66
Investor Class—Net assets	$7,288,700		$1,454,289		$619,158
Investor Class—Shares outstanding (Unlimited shares authorized)	65,903		26,493		19,556
Net asset value, offering and redemption price per share: Advisor Class	$110.58		$54.78		$31.65	(e)
Advisor Class—Net assets	$1,867,589		$2,345,420		$143,477
Advisor Class—Shares outstanding (Unlimited shares authorized)	16,889		42,814		4,534
Net asset value, offering and redemption price per share: Institutional Class	$110.59		$54.83		$31.64
Institutional Class—Net assets	$4,654,936		$570,975		$378,873
Institutional Class—Shares outstanding (Unlimited shares authorized)	42,092		10,414		11,973
Net asset value, offering and redemption price per share: R6 Class	$110.61	(e)	$54.83		$31.64
R6 Class—Net assets	$1,709,062		$408,694		$106,525
R6 Class—Shares outstanding (Unlimited shares authorized)	15,452		7,454		3,367
(a) Identified cost of investments in unaffiliated securities.	$12,359,088		$3,856,125		$889,539
(b) Identified cost of foreign currency.	0		0		7
(c) Amount rounds to less than $1,000.

(d)  Written options premiums received of $20,270 and $7,673 (in thousands) for the Oakmark Fund and the Oakmark Select Fund, respectively.

(e)  Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2023.

See accompanying Notes to Financial Statements.

56 OAKMARK FUNDS

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2023 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Global Select Fund		Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value (a)	$1,091,993		$20,437,321	$1,368,055
Investments in affiliated securities, at value (b)	0		314,539	0
Cash	0		0 (d)	0
Foreign currency, at value (c)	0	(d)	9,436	4,084
Receivable for:
Securities sold	2,629		76,636	2,345
Fund shares sold	192		26,365	754
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	482		27,680	5,361
Tax reclaim from unaffiliated securities	1,779		27,375	2,057
Total receivables	5,082		158,056	10,517
Other assets	6		102	148
Total assets	$1,097,081		$20,919,454	$1,382,804
Liabilities and net assets
Payable for:
Securities purchased	$9,305		$17,502	$1,651
Fund shares redeemed	263		56,017	1,002
Investment advisory fee	181		3,207	290
Other shareholder servicing fees	73		1,222	71
Transfer and dividend disbursing agent fees	14		84	16
Trustee fees	1		(4)	0	(d)
Deferred trustee compensation	315		2,229	375
Other	236		5,459	279
Total liabilities	10,388		85,716	3,684
Net assets applicable to Fund shares outstanding	$1,086,693		$20,833,738	$1,379,120
Analysis of net assets
Paid in capital	$861,855		$22,885,720	$1,377,919
Distributable earnings	224,838		(2,051,982)	1,201
Net assets applicable to Fund shares outstanding	$1,086,693		$20,833,738	$1,379,120
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$19.18		$26.21	$17.71
Investor Class—Net assets	$358,637		$6,504,437	$393,433
Investor Class—Shares outstanding (Unlimited shares authorized)	18,694		248,167	22,212
Net asset value, offering and redemption price per share: Advisor Class	$19.16		$26.16	$17.72
Advisor Class—Net assets	$143,107		$2,738,905	$162,817
Advisor Class—Shares outstanding (Unlimited shares authorized)	7,468		104,687	9,188
Net asset value, offering and redemption price per share: Institutional Class	$19.16		$26.16	$17.67
Institutional Class—Net assets	$473,915		$8,847,922	$461,269
Institutional Class—Shares outstanding (Unlimited shares authorized)	24,734		338,183	26,106
Net asset value, offering and redemption price per share: R6 Class	$19.16		$26.17	$17.67	(e)
R6 Class—Net assets	$111,034		$2,742,474	$361,601
R6 Class—Shares outstanding (Unlimited shares authorized)	5,794		104,785	20,470
(a) Identified cost of investments in unaffiliated securities.	$846,675		$18,440,695	$1,363,778
(b) Identified cost of investments in affiliated securities.	0		497,518	0
(c) Identified cost of foreign currency.	0	(d)	9,416	4,083

(d)  Amount rounds to less than $1,000.

(e)  Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2023.

See accompanying Notes to Financial Statements.

Oakmark.com 57

Oakmark Funds

Statements of Assets and Liabilities—March 31, 2023 (Unaudited) (continued)

(in thousands except per share amounts)

	Oakmark Equity and Income Fund		Oakmark Bond Fund
Assets
Investments in unaffiliated securities, at value (a)	$6,160,340		$92,653
Cash	123		0	(c)
Foreign currency, at value (b)	0		0
Receivable for:
Securities sold	3,070		958
Fund shares sold	2,168		0	(c)
Dividends and interest from unaffiliated securities (Net of foreign tax withheld)	18,056		711
Tax reclaim from unaffiliated securities	1,836		0
Total receivables	25,130		1,669
Other assets	35		1
Total assets	$6,185,628		$94,323
Liabilities and net assets
Payable for:
Fund shares redeemed	$27,692		$0
Investment advisory fee	708		(12)
Other shareholder servicing fees	478		0	(c)
Transfer and dividend disbursing agent fees	95		1
Trustee fees	3		2
Deferred trustee compensation	1,424		74
Other	1,453		93
Total liabilities	31,853		158
Net assets applicable to Fund shares outstanding	$6,153,775		$94,165
Analysis of net assets
Paid in capital	$5,078,162		$106,560
Distributable earnings	1,075,613		(12,395)
Net assets applicable to Fund shares outstanding	$6,153,775		$94,165
Price of shares
Net asset value, offering and redemption price per share: Investor Class	$30.39		$8.76
Investor Class—Net assets	$4,298,437		$937
Investor Class—Shares outstanding (Unlimited shares authorized)	141,446		107
Net asset value, offering and redemption price per share: Advisor Class	$30.37		$8.77
Advisor Class—Net assets	$573,592		$1,552
Advisor Class—Shares outstanding (Unlimited shares authorized)	18,886		177
Net asset value, offering and redemption price per share: Institutional Class	$30.37		$8.77
Institutional Class—Net assets	$1,058,343		$1,237
Institutional Class—Shares outstanding (Unlimited shares authorized)	34,850		141
Net asset value, offering and redemption price per share: R6 Class	$30.38	(d)	$8.78
R6 Class—Net assets	$223,403		$90,439
R6 Class—Shares outstanding (Unlimited shares authorized)	7,355		10,306
(a) Identified cost of investments in unaffiliated securities.	$5,243,097		$97,947
(b) Identified cost of foreign currency.	0		0

(c)  Amount rounds to less than $1,000.

(d)  Net assets have been rounded for presentation purposes. The net asset value per share shown is as reported on March 31, 2023.

See accompanying Notes to Financial Statements.

58 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—March 31, 2023 (Unaudited)

(in thousands)

	Oakmark Fund	Oakmark Select Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$126,730	$27,650	$4,572
Interest income from unaffiliated securities	17,000	6,505	748
Other income	1	0	158
Foreign taxes withheld	(220)	0	(216)
Total investment income	143,511	34,155	5,262
Expenses:
Investment advisory fee	46,366	16,309	4,743
Transfer and dividend disbursing agent fees	406	202	94
Other shareholder servicing fees—Investor Class	2,103	385	151
Other shareholder servicing fees—Advisor Class	811	1,379	37
Other shareholder servicing fees—Institutional Class	879	92	36
Service fee—Investor Class	7,469	1,294	524
Reports to shareholders	397	172	25
Custody and accounting fees	187	95	102
Registration and blue sky expenses	174	79	41
Trustees fees	424	201	130
Legal fees	177	90	60
Audit and tax services fees	27	27	42
Interest expense	6	0	0
Other	267	127	80
Total expenses	59,693	20,452	6,065
Net expenses	59,693	20,452	6,065
Net investment income (loss)	$83,818	$13,703	$(803)
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(196,289)	(231,019)	32,219	(a)
Unaffiliated in-kind transactions	1,156,599	273,252	74,239
Foreign currency transactions	0	0	44
Purchased options	(4,398)	(7,865)	0
Written options	46,627	16,704	0
Net realized gain	1,002,539	51,072	106,502
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	1,503,721	606,768	184,303	(b)
Foreign currency translation	0	0	90
Written options	(3,824)	2,267	0
Net change in unrealized appreciation	1,499,897	609,035	184,393
Net realized and unrealized gain	2,502,436	660,107	290,895
Net increase in net assets resulting from operations	$2,586,254	$673,810	$290,092

(a)  Net of capital gain withholding taxes of $609 (in thousands) for the Oakmark Global Fund.

(b)  Includes net change in capital gain withholding taxes of $(301) (in thousands) for the Oakmark Global Fund.

See accompanying Notes to Financial Statements.

Oakmark.com 59

Oakmark Funds

Statements of Operations—March 31, 2023 (Unaudited) (continued)

(in thousands)

	Oakmark Global Select Fund	Oakmark International Fund		Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$4,046	$115,908		$17,043
Dividends from affiliated securities	0	4,275		0
Interest income from unaffiliated securities	638	12,291		873
Other income	60	72		401
Reclaim income	0	0		1,581
Foreign taxes income withheld	(386)	(13,267)		(1,879)
Total investment income	4,358	119,279		18,019
Expenses:
Investment advisory fee	4,140	70,599		7,075
Transfer and dividend disbursing agent fees	35	218		41
Other shareholder servicing fees—Investor Class	97	2,022		119
Other shareholder servicing fees—Advisor Class	91	1,604		88
Other shareholder servicing fees—Institutional Class	102	2,216		77
Service fee—Investor Class	406	6,785		352
Reports to shareholders	27	697		38
Custody and accounting fees	84	970		148
Registration and blue sky expenses	49	159		40
Trustees fees	121	553		130
Legal fees	60	210		62
Audit and tax services fees	26	42		35
Other	78	313		81
Total expenses	5,316	86,388		8,286
Net expenses	5,316	86,388		8,286
Net investment income (loss)	$(958)	$32,891		$9,733
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(3,669)	(1,583,502	)(a)	(21,922)
Affiliated investments	0	(342,401)		0
Unaffiliated in-kind transactions	40,433	0		41,757
Foreign currency transactions	1	(439)		113
Net realized gain (loss)	36,765	(1,926,342)		19,948
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	184,554	7,537,856	(b)	382,577
Affiliated investments	0	707,653		0
Foreign currency translation	96	1,823		184
Net change in unrealized appreciation	184,650	8,247,332		382,761
Net realized and unrealized gain	221,415	6,320,990		402,709
Net increase in net assets resulting from operations	$220,457	$6,353,881		$412,442

(a)  Net of capital gain withholding taxes of $2,662 (in thousands) for the Oakmark International Fund.

(b)  Includes net change in capital gain withholding taxes of $(257) (in thousands) for the Oakmark International Fund.

See accompanying Notes to Financial Statements.

60 OAKMARK FUNDS

Oakmark Funds

Statements of Operations—March 31, 2023 (Unaudited) (continued)

(in thousands)

	Oakmark Equity and Income Fund	Oakmark Bond Fund
Investment Income:
Dividends from unaffiliated securities	$27,964	$27
Interest income from unaffiliated securities	53,749	2,071
Other income	95	0
Total investment income	81,808	2,098
Expenses:
Investment advisory fee	16,690	175
Transfer and dividend disbursing agent fees	250	2
Other shareholder servicing fees—Investor Class	1,426	0
Other shareholder servicing fees—Advisor Class	128	0 (a)
Other shareholder servicing fees—Institutional Class	167	0
Service fee—Investor Class	4,808	1
Reports to shareholders	114	0 (a)
Custody and accounting fees	135	75
Registration and blue sky expenses	59	28
Trustees fees	313	81
Legal fees	106	52
Audit and tax services fees	27	27
Other	154	38
Total expenses	24,377	479
Advisory fee waiver / expense reimbursement from Advisor	0	(277)
Net expenses	24,377	202
Net investment income	$57,431	$1,896
Net realized and unrealized gain (loss):
Net realized gain (loss) on:
Unaffiliated investments	(72,694)	(3,725)
Unaffiliated in-kind transactions	238,859	0
Net realized gain (loss)	166,165	(3,725)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	404,193	5,373
Net change in unrealized appreciation	404,193	5,373
Net realized and unrealized gain	570,358	1,648
Net increase in net assets resulting from operations	$627,789	$3,544

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 61

Oakmark Funds

Statements of Changes in Net Assets

(in thousands)

	Oakmark Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$83,818	$157,365
Net realized gain (loss)	1,002,539	3,167,556
Net change in unrealized appreciation (depreciation)	1,499,897	(6,426,311)
Net increase (decrease) in net assets from operations	2,586,254	(3,101,390)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(61,712)	(129,974)
Distributions to shareholders—Advisor Class	(28,474)	(45,944)
Distributions to shareholders—Institutional Class	(44,072)	(82,975)
Distributions to shareholders—Service Class	0	(820)
Distributions to shareholders—R6 Class	(17,750)	(20,064)
Total distributions to shareholders	(152,008)	(279,777)
From Fund share transactions:
Proceeds from shares sold—Investor Class	440,975	1,470,560
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	62,110
Proceeds from shares sold—Advisor Class	106,948	1,046,183
Proceeds from shares sold—Institutional Class	1,109,561	1,500,913
Proceeds from shares sold—Service Class	0	2,408
Proceeds from shares sold—R6 Class	2,880,958	6,506,716
Reinvestment of distributions—Investor Class	60,038	122,220
Reinvestment of distributions—Advisor Class	27,043	43,233
Reinvestment of distributions—Institutional Class	38,248	70,864
Reinvestment of distributions—Service Class	0	711
Reinvestment of distributions—R6 Class	13,612	19,842
Payment for shares redeemed—Investor Class	(858,840)	(2,099,885)
Payment for shares redeemed—Advisor Class	(1,186,745)	(848,943)
Payment for shares redeemed—Institutional Class	(695,204)	(1,621,538)
Payment for shares redeemed—Service Class	0	(4,878)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(62,110)
Payment for shares redeemed—R6 Class	(2,557,179)	(6,092,192)
Net increase (decrease) in net assets from Fund share transactions	(620,585)	116,214
Total increase (decrease) in net assets	1,813,661	(3,264,953)
Net assets:
Beginning of period	13,706,626	16,971,579
End of period	$15,520,287	$13,706,626

See accompanying Notes to Financial Statements.

62 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	4,063	13,016
Shares sold—shares converted from Service Class (a)	0	536
Shares issued in reinvestment of dividends	585	1,041
Less shares redeemed	(8,076)	(18,754)
Net decrease in shares outstanding	(3,428)	(4,161)
Fund share transactions—Advisor Class:
Shares sold	993	9,109
Shares issued in reinvestment of dividends	264	369
Less shares redeemed	(10,801)	(7,468)
Net increase (decrease) in shares outstanding	(9,544)	2,010
Fund share transactions—Institutional Class:
Shares sold	10,022	13,015
Shares issued in reinvestment of dividends	373	604
Less shares redeemed	(6,414)	(14,576)
Net increase (decrease) in shares outstanding	3,981	(957)
Fund share transactions—Service Class:
Shares sold	0	20
Shares issued in reinvestment of dividends	0	6
Less shares redeemed	0	(40)
Less shares redeemed—shares converted to Investor Class (a)	0	(538)
Net increase (decrease) in shares outstanding	0	(552)
Fund share transactions—R6 Class:
Shares sold	26,566	59,284
Shares issued in reinvestment of dividends	133	169
Less shares redeemed	(23,694)	(56,352)
Net increase in shares outstanding	3,005	3,101

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

Oakmark.com 63

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$13,703	$16,478
Net realized gain (loss)	51,072	974,114
Net change in unrealized appreciation (depreciation)	609,035	(2,290,550)
Net increase (decrease) in net assets from operations	673,810	(1,299,958)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(4,151)	(5,682)
Distributions to shareholders—Advisor Class	(10,151)	(10,556)
Distributions to shareholders—Institutional Class	(2,342)	(3,374)
Distributions to shareholders—Service Class	0	(53)
Distributions to shareholders—R6 Class	(1,857)	(1,737)
Total distributions to shareholders	(18,501)	(21,402)
From Fund share transactions:
Proceeds from shares sold—Investor Class	18,869	86,672
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	21,426
Proceeds from shares sold—Advisor Class	277,553	731,230
Proceeds from shares sold—Institutional Class	221,001	122,015
Proceeds from shares sold—Service Class	0	664
Proceeds from shares sold—R6 Class	731,892	1,916,695
Reinvestment of distributions—Investor Class	4,004	5,478
Reinvestment of distributions—Advisor Class	9,975	10,344
Reinvestment of distributions—Institutional Class	2,006	2,930
Reinvestment of distributions—Service Class	0	53
Reinvestment of distributions—R6 Class	1,835	1,735
Payment for shares redeemed—Investor Class	(91,133)	(348,286)
Payment for shares redeemed—Advisor Class	(421,445)	(394,340)
Payment for shares redeemed—Institutional Class	(180,687)	(143,510)
Payment for shares redeemed—Service Class	0	(5,019)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(21,426)
Payment for shares redeemed—R6 Class	(674,820)	(1,865,285)
Net increase (decrease) in net assets from Fund share transactions	(100,950)	121,376
Total increase (decrease) in net assets	554,359	(1,199,984)
Net assets:
Beginning of period	4,225,019	5,425,003
End of period	$4,779,378	$4,225,019

See accompanying Notes to Financial Statements.

64 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Select Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	357	1,417
Shares sold—shares converted from Service Class (a)	0	344
Shares issued in reinvestment of dividends	81	87
Less shares redeemed	(1,735)	(5,778)
Net decrease in shares outstanding	(1,297)	(3,930)
Fund share transactions—Advisor Class:
Shares sold	5,294	12,565
Shares issued in reinvestment of dividends	202	165
Less shares redeemed	(7,986)	(6,877)
Net increase (decrease) in shares outstanding	(2,490)	5,853
Fund share transactions—Institutional Class:
Shares sold	4,061	2,001
Shares issued in reinvestment of dividends	41	46
Less shares redeemed	(3,504)	(2,483)
Net increase (decrease) in shares outstanding	598	(436)
Fund share transactions—Service Class:
Shares sold	0	10
Shares issued in reinvestment of dividends	0	1
Less shares redeemed	0	(81)
Less shares redeemed—shares converted to Investor Class (a)	0	(349)
Net increase (decrease) in shares outstanding	0	(419)
Fund share transactions—R6 Class:
Shares sold	14,023	33,231
Shares issued in reinvestment of dividends	37	28
Less shares redeemed	(12,827)	(32,356)
Net increase in shares outstanding	1,233	903

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

Oakmark.com 65

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income (loss)	$(803)	$17,188
Net realized gain (loss)	106,502	9,001
Net change in unrealized appreciation (depreciation)	184,393	(389,863)
Net increase (decrease) in net assets from operations	290,092	(363,674)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(4,349)	(69,039)
Distributions to shareholders—Advisor Class	(1,648)	(18,838)
Distributions to shareholders—Institutional Class	(3,213)	(38,791)
Distributions to shareholders—Service Class	0	(999)
Distributions to shareholders—R6 Class	(792)	(8,204)
Total distributions to shareholders	(10,002)	(135,871)
From Fund share transactions:
Proceeds from shares sold—Investor Class	8,841	36,911
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	11,221
Proceeds from shares sold—Advisor Class	3,543	28,448
Proceeds from shares sold—Institutional Class	57,902	65,360
Proceeds from shares sold—Service Class	0	491
Proceeds from shares sold—R6 Class	130,977	4,775
Reinvestment of distributions—Investor Class	4,240	67,452
Reinvestment of distributions—Advisor Class	1,555	17,655
Reinvestment of distributions—Institutional Class	3,101	37,386
Reinvestment of distributions—Service Class	0	839
Reinvestment of distributions—R6 Class	747	8,130
Payment for shares redeemed—Investor Class	(51,478)	(146,833)
Payment for shares redeemed—Advisor Class	(55,419)	(35,911)
Payment for shares redeemed—Institutional Class	(45,307)	(108,779)
Payment for shares redeemed—Service Class	0	(420)
Payment for shares redeemed—Service Class converted to Investor Class (a)	0	(11,221)
Payment for shares redeemed—R6 Class	(114,308)	(4,694)
Net decrease in net assets from Fund share transactions	(55,606)	(29,190)
Total increase (decrease) in net assets	224,484	(528,735)
Net assets:
Beginning of period	1,023,549	1,552,284
End of period	$1,248,033	$1,023,549

See accompanying Notes to Financial Statements.

66 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	294	1,108
Shares sold—shares converted from Service Class (a)	0	334
Shares issued in reinvestment of dividends	147	1,980
Less shares redeemed	(1,739)	(4,528)
Net decrease in shares outstanding	(1,298)	(1,106)
Fund share transactions—Advisor Class:
Shares sold	123	856
Shares issued in reinvestment of dividends	54	519
Less shares redeemed	(1,799)	(1,088)
Net increase (decrease) in shares outstanding	(1,622)	287
Fund share transactions—Institutional Class:
Shares sold	1,892	2,015
Shares issued in reinvestment of dividends	108	1,098
Less shares redeemed	(1,525)	(3,435)
Net increase (decrease) in shares outstanding	475	(322)
Fund share transactions—Service Class:
Shares sold	0	14
Shares issued in reinvestment of dividends	0	26
Less shares redeemed	0	(12)
Less shares redeemed—shares converted to Investor Class (a)	0	(346)
Net increase (decrease) in shares outstanding	0	(318)
Fund share transactions—R6 Class:
Shares sold	4,164	163
Shares issued in reinvestment of dividends	26	239
Less shares redeemed	(3,597)	(141)
Net increase in shares outstanding	593	261

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

Oakmark.com 67

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income (loss)	$(958)	$20,053
Net realized gain (loss)	36,765	(46,904)
Net change in unrealized appreciation (depreciation)	184,650	(428,902)
Net increase (decrease) in net assets from operations	220,457	(455,753)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(1,201)	(51,810)
Distributions to shareholders—Advisor Class	(779)	(21,418)
Distributions to shareholders—Institutional Class	(2,856)	(72,901)
Distributions to shareholders—R6 Class	(666)	(11,585)
Total distributions to shareholders	(5,502)	(157,714)
From Fund share transactions:
Proceeds from shares sold—Investor Class	10,221	46,846
Proceeds from shares sold—Advisor Class	6,965	53,153
Proceeds from shares sold—Institutional Class	34,456	135,405
Proceeds from shares sold—R6 Class	104,252	8,548
Reinvestment of distributions—Investor Class	1,172	50,153
Reinvestment of distributions—Advisor Class	757	20,925
Reinvestment of distributions—Institutional Class	2,309	62,435
Reinvestment of distributions—R6 Class	663	11,504
Payment for shares redeemed—Investor Class	(59,846)	(133,309)
Payment for shares redeemed—Advisor Class	(45,321)	(95,171)
Payment for shares redeemed—Institutional Class	(70,465)	(268,988)
Payment for shares redeemed—R6 Class	(101,568)	(9,193)
Net decrease in net assets from Fund share transactions	(116,405)	(117,692)
Total increase (decrease) in net assets	98,550	(731,159)
Net assets:
Beginning of period	988,143	1,719,302
End of period	$1,086,693	$988,143

See accompanying Notes to Financial Statements.

68 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Global Select Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	563	2,133
Shares issued in reinvestment of dividends	67	2,247
Less shares redeemed	(3,334)	(6,494)
Net decrease in shares outstanding	(2,704)	(2,114)
Fund share transactions—Advisor Class:
Shares sold	392	2,622
Shares issued in reinvestment of dividends	43	939
Less shares redeemed	(2,593)	(4,473)
Net (decrease) in shares outstanding	(2,158)	(912)
Fund share transactions—Institutional Class:
Shares sold	1,861	6,177
Shares issued in reinvestment of dividends	132	2,801
Less shares redeemed	(3,917)	(13,498)
Net (decrease) in shares outstanding	(1,924)	(4,520)
Fund share transactions—R6 Class:
Shares sold	5,513	408
Shares issued in reinvestment of dividends	38	516
Less shares redeemed	(5,318)	(435)
Net increase in shares outstanding	233	489

See accompanying Notes to Financial Statements.

Oakmark.com 69

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$32,891	$596,428
Net realized gain (loss)	(1,926,342)	347,192
Net change in unrealized appreciation (depreciation)	8,247,332	(8,989,885)
Net increase (decrease) in net assets from operations	6,353,881	(8,046,265)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(168,264)	(104,445)
Distributions to shareholders—Advisor Class	(83,923)	(45,714)
Distributions to shareholders—Institutional Class	(267,697)	(177,875)
Distributions to shareholders—Service Class	0	(1,306)
Distributions to shareholders—R6 Class	(75,355)	(51,583)
Total distributions to shareholders	(595,239)	(380,923)
From Fund share transactions:
Proceeds from shares sold—Investor Class	567,390	1,324,903
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	132,197
Proceeds from shares sold—Advisor Class	316,224	821,502
Proceeds from shares sold—Institutional Class	1,099,324	3,023,153
Proceeds from shares sold—Service Class	0	8,998
Proceeds from shares sold—R6 Class	431,026	1,421,179
Reinvestment of distributions—Investor Class	158,296	100,150
Reinvestment of distributions—Advisor Class	82,906	44,817
Reinvestment of distributions—Institutional Class	165,754	104,275
Reinvestment of distributions—Service Class	0	713
Reinvestment of distributions—R6 Class	69,927	51,009
Payment for shares redeemed—Investor Class	(1,014,228)	(2,766,495)
Payment for shares redeemed—Advisor Class	(704,212)	(861,186)
Payment for shares redeemed—Institutional Class	(2,137,680)	(3,946,644)
Payment for shares redeemed—Service Class	0	(12,578)
Payment for shares redeemed—Service Class converted to Investor Class	0	(132,197)
Payment for shares redeemed—R6 Class	(878,492)	(927,289)
Net decrease in net assets from Fund share transactions	(1,843,765)	(1,613,493)
Total increase (decrease) in net assets	3,914,877	(10,040,681)
Net assets:
Beginning of period	16,918,861	26,959,542
End of period	$20,833,738	$16,918,861

See accompanying Notes to Financial Statements.

70 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	23,551	52,861
Shares sold—shares converted from Service Class (a)	0	4,905
Shares issued in reinvestment of dividends	6,873	3,677
Less shares redeemed	(43,382)	(111,154)
Net decrease in shares outstanding	(12,958)	(49,711)
Fund share transactions—Advisor Class:
Shares sold	13,619	31,688
Shares issued in reinvestment of dividends	3,608	1,648
Less shares redeemed	(29,146)	(34,527)
Net decrease in shares outstanding	(11,919)	(1,191)
Fund share transactions—Institutional Class:
Shares sold	45,773	117,578
Shares issued in reinvestment of dividends	7,213	3,835
Less shares redeemed	(90,947)	(162,047)
Net decrease in shares outstanding	(37,961)	(40,634)
Fund share transactions—Service Class:
Shares sold	0	313
Shares issued in reinvestment of dividends	0	26
Less shares redeemed	0	(438)
Less shares redeemed—shares converted to Investor Class (a)	0	(4,857)
Net increase (decrease) in shares outstanding	0	(4,956)
Fund share transactions—R6 Class:
Shares sold	17,552	53,709
Shares issued in reinvestment of dividends	3,043	1,875
Less shares redeemed	(39,659)	(38,036)
Net increase (decrease) in shares outstanding	(19,064)	17,548

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

Oakmark.com 71

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$9,733	$28,502
Net realized gain (loss)	19,948	4,964
Net change in unrealized appreciation (depreciation)	382,761	(576,958)
Net increase (decrease) in net assets from operations	412,442	(543,492)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(6,833)	(8,861)
Distributions to shareholders—Advisor Class	(3,403)	(3,257)
Distributions to shareholders—Institutional Class	(8,950)	(9,896)
Distributions to shareholders—Service Class	0	(12)
Distributions to shareholders—R6 Class	(10,676)	(6,974)
Total distributions to shareholders	(29,862)	(29,000)
From Fund share transactions:
Proceeds from shares sold—Investor Class	34,727	51,934
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	787
Proceeds from shares sold—Advisor Class	23,052	41,536
Proceeds from shares sold—Institutional Class	49,688	97,160
Proceeds from shares sold—Service Class	0	27
Proceeds from shares sold—R6 Class	25,863	256,405
Reinvestment of distributions—Investor Class	6,610	8,647
Reinvestment of distributions—Advisor Class	3,340	3,198
Reinvestment of distributions—Institutional Class	5,855	6,902
Reinvestment of distributions—Service Class	0	7
Reinvestment of distributions—R6 Class	6,475	2,222
Payment for shares redeemed—Investor Class	(54,773)	(150,168)
Payment for shares redeemed—Advisor Class	(39,851)	(36,835)
Payment for shares redeemed—Institutional Class	(34,276)	(130,088)
Payment for shares redeemed—Service Class	0	(13)
Payment for shares redeemed—Service Class converted to Investor Class	0	(787)
Payment for shares redeemed—R6 Class	(197,909)	(55,470)
Net increase (decrease) in net assets from Fund share transactions	(171,199)	95,464
Total increase (decrease) in net assets	211,381	(477,028)
Net assets:
Beginning of period	1,167,739	1,644,767
End of period	$1,379,120	$1,167,739

See accompanying Notes to Financial Statements.

72 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark International Small Cap Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	2,013	2,908
Shares sold—shares converted from Service Class (a)	0	42
Shares issued in reinvestment of dividends	400	454
Less shares redeemed	(3,346)	(8,369)
Net decrease in shares outstanding	(933)	(4,965)
Fund share transactions—Advisor Class:
Shares sold	1,356	2,346
Shares issued in reinvestment of dividends	202	168
Less shares redeemed	(2,298)	(2,072)
Net increase (decrease) in shares outstanding	(740)	442
Fund share transactions—Institutional Class:
Shares sold	2,967	5,640
Shares issued in reinvestment of dividends	356	363
Less shares redeemed	(2,061)	(7,621)
Net increase (decrease) in shares outstanding	1,262	(1,618)
Fund share transactions—Service Class:
Shares sold	0	2
Less shares redeemed	0	(1)
Less shares redeemed—shares converted to Investor Class (a)	0	(42)
Net increase (decrease) in shares outstanding	0	(41)
Fund share transactions—R6 Class:
Shares sold	1,596	14,978
Shares issued in reinvestment of dividends	393	117
Less shares redeemed	(11,740)	(3,339)
Net increase (decrease) in shares outstanding	(9,751)	11,756

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.

See accompanying Notes to Financial Statements.

Oakmark.com 73

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$57,431	$102,172
Net realized gain (loss)	166,165	899,108
Net change in unrealized appreciation (depreciation)	404,193	(2,118,582)
Net increase (decrease) in net assets from operations	627,789	(1,117,302)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(62,568)	(442,433)
Distributions to shareholders—Advisor Class	(13,223)	(70,197)
Distributions to shareholders—Institutional Class	(15,640)	(95,113)
Distributions to shareholders—Service Class	0	(12,652)
Distributions to shareholders—R6 Class	(1,576)	(7,171)
Total distributions to shareholders	(93,007)	(627,566)
From Fund share transactions:
Proceeds from shares sold—Investor Class	105,895	248,295
Proceeds from shares sold—Investor Class converted from Service Class (a)	0	158,931
Proceeds from shares sold—Advisor Class	18,115	134,328
Proceeds from shares sold—Institutional Class	336,323	207,511
Proceeds from shares sold—Service Class	0	7,082
Proceeds from shares sold—R6 Class	674,109	1,604,470
Reinvestment of distributions—Investor Class	59,853	422,738
Reinvestment of distributions—Advisor Class	12,510	65,808
Reinvestment of distributions—Institutional Class	13,944	84,504
Reinvestment of distributions—Service Class	0	11,875
Reinvestment of distributions—R6 Class	1,537	6,936
Payment for shares redeemed—Investor Class	(440,767)	(967,667)
Payment for shares redeemed—Advisor Class	(264,957)	(122,056)
Payment for shares redeemed—Institutional Class	(277,456)	(252,172)
Payment for shares redeemed—Service Class	0	(10,055)
Payment for shares redeemed—Service Class converted to Investor Class	0	(158,931)
Payment for shares redeemed—R6 Class	(554,754)	(1,603,925)
Net decrease in net assets from Fund share transactions	(315,648)	(162,328)
Total increase (decrease) in net assets	219,134	(1,907,196)
Net assets:
Beginning of period	5,934,641	7,841,837
End of period	$6,153,775	$5,934,641

See accompanying Notes to Financial Statements.

74 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Equity and Income Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	3,480	7,483
Shares sold—shares converted from Service Class (a)	0	4,740
Shares issued in reinvestment of dividends	2,015	12,515
Less shares redeemed	(14,675)	(29,567)
Net decrease in shares outstanding	(9,180)	(4,829)
Fund share transactions—Advisor Class:
Shares sold	589	4,070
Shares issued in reinvestment of dividends	422	1,950
Less shares redeemed	(8,620)	(3,659)
Net increase (decrease) in shares outstanding	(7,609)	2,361
Fund share transactions—Institutional Class:
Shares sold	10,933	6,245
Shares issued in reinvestment of dividends	470	2,504
Less shares redeemed	(9,242)	(7,692)
Net increase in shares outstanding	2,161	1,057
Fund share transactions—Service Class:
Shares sold	0	194
Shares issued in reinvestment of dividends	0	353
Less shares redeemed	0	(277)
Less shares redeemed—shares converted to Investor Class (a)	0	(4,761)
Net increase (decrease) in shares outstanding	0	(4,491)
Fund share transactions—R6 Class:
Shares sold	22,364	49,372
Shares issued in reinvestment of dividends	52	205
Less shares redeemed	(18,322)	(48,740)
Net increase in shares outstanding	4,094	837

(a)  Service Class shares were converted into Investor Class shares at the close of business on December 17, 2021.
See accompanying Notes to Financial Statements.

Oakmark.com 75

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
From Operations:
Net investment income	$1,896	$2,346
Net realized gain (loss)	(3,725)	(3,407)
Net change in unrealized appreciation (depreciation)	5,373	(11,558)
Net increase (decrease) in net assets from operations	3,544	(12,619)
Distributions to shareholders from:
Distributions to shareholders—Investor Class	(21)	(15)
Distributions to shareholders—Advisor Class	(29)	(72)
Distributions to shareholders—Institutional Class	(63)	(140)
Distributions to shareholders—R6 Class	(1,789)	(3,880)
Total distributions to shareholders	(1,902)	(4,107)
From Fund share transactions:
Proceeds from shares sold—Investor Class	314	1,115
Proceeds from shares sold—Advisor Class	117	27
Proceeds from shares sold—Institutional Class	736	1,752
Proceeds from shares sold—R6 Class	15,234	33,784
Reinvestment of distributions—Investor Class	20	15
Reinvestment of distributions—Advisor Class	29	73
Reinvestment of distributions—Institutional Class	63	140
Reinvestment of distributions—R6 Class	1,387	2,831
Payment for shares redeemed—Investor Class	(433)	(5)
Payment for shares redeemed—Advisor Class	0 (a)	(807)
Payment for shares redeemed—Institutional Class	(2,648)	(1,511)
Payment for shares redeemed—R6 Class	(9,121)	(30,757)
Net increase in net assets from Fund share transactions	5,698	6,657
Total increase (decrease) in net assets	7,340	(10,069)
Net assets:
Beginning of period	86,825	96,894
End of period	$94,165	$86,825

See accompanying Notes to Financial Statements.

76 OAKMARK FUNDS

Oakmark Funds

Statements of Changes in Net Assets (continued)

(in thousands)

	Oakmark Bond Fund (continued)
	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Fund share transactions—Investor Class:
Shares sold	36	117
Shares issued in reinvestment of dividends	2	2
Less shares redeemed	(49)	(1)
Net increase (decrease) in shares outstanding	(11)	118
Fund share transactions—Advisor Class:
Shares sold	14	3
Shares issued in reinvestment of dividends	3	7
Less shares redeemed	0 (a)	(80)
Net increase (decrease) in shares outstanding	17	(70)
Fund share transactions—Institutional Class:
Shares sold	84	186
Shares issued in reinvestment of dividends	7	15
Less shares redeemed	(303)	(162)
Net increase (decrease) in shares outstanding	(212)	39
Fund share transactions—R6 Class:
Shares sold	1,741	3,664
Shares issued in reinvestment of dividends	159	293
Less shares redeemed	(1,048)	(3,318)
Net increase in shares outstanding	852	639

(a)  Amount rounds to less than $1,000.

See accompanying Notes to Financial Statements.

Oakmark.com 77

Oakmark Funds

Notes to Financial Statements

1.  ORGANIZATION

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), Oakmark International Small Cap Fund ("Int'l Small Cap"), Oakmark Equity and Income Fund ("Equity and Income"), and Oakmark Bond Fund ("Bond") collectively referred to as the "Funds," each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services—Investment Companies. Each Fund, other than Select and Global Select, is diversified in accordance with the 1940 Act. The following policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Each Fund offers four classes of shares: Investor Class Shares, Advisor Class Shares, Institutional Class Shares and R6 Class Shares. Shares of each Class are offered for purchase directly from the Funds and through certain intermediaries who have entered into an agreement with the Funds' distributor and/or Harris Associates L.P., investment adviser to the Funds (the "Adviser"). Investor Class Shares are also offered to certain retirement plans, such as 401(k) and profit sharing plans. Investor Class Shares of a Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund's Investor Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees, service fees, other shareholder servicing fees, and reports to shareholders expenses are specific to each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

Security valuation

The share price is also called the net asset value (the "NAV") of a share. The NAV of shares of each class is normally determined by the Funds' custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. A Fund's NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Funds' portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price ("NOCP"), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers.

Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value.

78 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. The pricing service may use standard inputs, such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data, including market research publications. For certain security types, additional inputs may be used or some of the standard inputs may not be applicable. Additionally, the pricing service monitors market indicators and industry and economic events, which may serve as a trigger to gather and possibly use additional market data.

Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for Flexible Exchange ("FLEX") options on a given day, each FLEX option purchased or written may be valued using the Option Valuation ("OVME") function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg's proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME.

If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with the Funds' valuation procedures approved by the Board. In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. Effective as of September 8, 2022, the Board approved changes to the Funds' valuation procedures to comply with Rule 2a-5 and designated the Adviser as the Funds' valuation designee (as defined in the rule). The valuation designee is responsible for determining fair value in good faith for any and all Fund investments, subject to oversight by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers, it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security.

Fair value measurement

Various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk and others)

Level 3—significant unobservable inputs (including the assumptions of the Adviser in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources and unobservable inputs reflect the Adviser's own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2023, in valuing each Fund's assets and liabilities. Except for the industries or investment types separately stated below, the total amounts for common stocks, fixed income and short-term investments in the table below are presented by industry or investment type in each Fund's Schedule of Investments. Information on forward foreign currency contracts is presented in each Fund's Schedule of Investments.

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Oakmark
Common Stocks	$14,830,474	$0	$0
Short-Term Investments	0	702,499	0
Call Options Written	(24,094)	0	0
Total	$14,806,380	$702,499	$0

Oakmark.com 79

Oakmark Funds

Notes to Financial Statements (continued)

(in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Select
Common Stocks	$4,499,779	$0	$0
Short-Term Investments	0	284,404	0
Call Options Written	(5,406)	0	0
Total	$4,494,373	$284,404	$0
Global
Common Stocks	$1,206,360	$0	$0
Short-Term Investments	0	53,213	0
Total	$1,206,360	$53,213	$0
Global Select
Common Stocks	$1,001,788	$0	$0
Preferred Stocks	41,804	0	0
Short-Term Investments	0	48,401	0
Total	$1,043,592	$48,401	$0
International
Common Stocks	$19,858,932	$0	$0
Preferred Stocks	319,993	0	0
Short-Term Investments	0	572,935	0
Total	$20,178,925	$572,935	$0
Int'l Small Cap
Common Stocks	$1,328,783	$8,850	$0
Short-Term Investments	0	30,422	0
Total	$1,328,783	$39,272	$0
Equity and Income
Common Stocks	$3,650,677	$0	$0
Preferred Stocks	5,125	0	0
Corporate Bonds	0	1,055,259	0
Government and Agency Securities	0	828,047	0
Collateralized Mortgage Obligations	0	198,869	0
Asset Backed Securities	0	149,540	0
Bank Loans	0	63,281	0
Mortgage-Backed Securities	0	26,446	0
Short-Term Investments	0	183,096	0
Total	$3,655,802	$2,504,538	$0
Bond
Preferred Stocks	$701	$0	$0
Corporate Bonds	0	38,981	0
Government and Agency Securities	0	23,218	0
Collateralized Mortgage Obligations	0	13,467	0
Asset Backed Securities	0	6,347	0
Bank Loans	0	5,953	0
Mortgage-Backed Securities	0	1,870	0
Short-Term Investments	0	2,116	0
Total	$701	$91,952	$0

80 OAKMARK FUNDS

Oakmark Funds

Notes to Financial Statements (continued)

Offsetting assets and liabilities

ASC 210 requires entities to disclose gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. This disclosure is limited to derivative instruments, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions.

At March 31, 2023, none of the Funds held open forward foreign currency contracts.

At March 31, 2023, each Fund held investments in repurchase agreements. The gross value of these investments and the value of the related collateral are presented in each Fund's Schedule of Investments. The value of the related collateral for each Fund exceeded the value of the repurchase agreements held at period end.

The value of the securities on loan and the value of the related collateral as of period end, if any, are included in the Securities lending section of Note 2 to Financial Statements.

Foreign currency translations

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments in the Statements of Operations. Net realized gains and losses on foreign currency transactions arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and tax reclaims recorded and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions in the Statements of Operations. Unrealized gains and losses arising from changes in the fair value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates are included in net change in unrealized appreciation (depreciation) on foreign currency translation in the Statements of Operations.

Forward foreign currency contracts

Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates. Unrealized gain or loss on the contracts, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the period, is included in the Statements of Assets and Liabilities. Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the period are included in the Statements of Operations.

At March 31, 2023, none of the Funds engaged in forward foreign currency contracts.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Discount is accreted on long-term fixed income securities using the yield-to-maturity method. Premium is amortized on long-term fixed income securities using the yield-to-earliest call method. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short Sales

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2023, none of the Funds had short sales.

When-issued or delayed-delivery securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. At March 31, 2023, each Fund qualifies as a limited derivatives user under Rule 18f-4 of the 1940 Act and has adopted policies and procedures to manage its derivatives risk. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase when their value may have changed. A Fund makes

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such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. At March 31, 2023, none of the Funds held when-issued securities.

Accounting for options

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of OTC derivatives, the failure of the counterparty to honor its obligation under the contract.

Oakmark and Select used purchased options for tax management and as an investment strategy in an effort to increase the Funds' returns during the period ended March 31, 2023. Realized gains and losses and the net change in unrealized appreciation (depreciation) on purchased equity options for the period, if any, are included in each Fund's Statement of Operations. There were no purchased options outstanding at March 31, 2023.

Oakmark and Select used options written for tax management and as an investment strategy in an effort to increase the Funds' returns during the period ended March 31, 2023. Realized gains and losses and the net change in unrealized appreciation (depreciation) on written equity options for the period, if any, are included in each Fund's Statement of Operations. Written options outstanding, if any, are listed on each Fund's Schedule of Investments.

For the period ended March 31, 2023, the amount of premiums paid (received) for equity options purchased and written are listed by Fund in the table below (in thousands):

Fund	Equity Options Purchased	Equity Options Written
Oakmark	$38,196	$(117,111)
Select	34,259	(42,899)

Credit facility

The Trust has a $200 million committed unsecured line of credit and a $300 million uncommitted unsecured discretionary demand line of credit (the "Facility") with State Street. Borrowings under the Facility bear interest at 1.35% above the greater of the Federal Funds Effective Rate or the Overnight Bank Fund Rate, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.20% on the unused committed portion is charged to the Trust. Fees and interest expense, if any, related to the Facility are included in other expenses in the Statements of Operations. There were no borrowings under the Facility during the period ended March 31, 2023.

Expense offset arrangement

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2023, none of the Funds received an expense offset credit.

Repurchase agreements

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Funds' custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. The Adviser is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. At March 31, 2023, all of the Funds held repurchase agreements.

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Security lending

Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash, cash equivalents, or U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the fair value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund has the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. A Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date. The Trust, on behalf of the Funds, has entered into an agreement with State Street to serve as its agent for the purpose of lending securities and maintaining the collateral account. Security lending income, if any, net of any fees retained by the securities lending agent, is included in the Statement of Operations.

At March 31, 2023, none of the Funds had securities on loan.

Interfund lending

Pursuant to an exemptive order issued by the SEC, the Funds may participate in an interfund lending program. This program provides an alternative credit facility that allows the Funds to lend money to, and borrow money from, each other for temporary purposes (an "Interfund Loan"). All Interfund Loans are subject to conditions pursuant to the SEC exemptive order designed to ensure fair and equitable treatment of participating Funds. Any Interfund Loan would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. There were no interfund loans during the period ended March 31, 2023.

3.  TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Adviser receives from each Fund a monthly fee based on that Fund's average daily net assets. Annual fee rates are as follows:

The annual rates of fees as a percentage of each Fund's net assets were as follows for the period ended March 31, 2023:

Fund	Advisory Fees
Oakmark	0.666% up to $250 million;
0.641% on the next $250 million;
0.621% on the next $4.5 billion;
0.606% on the next $10 billion;
0.576% on the next $5 billion;
0.546% on the next $5 billion;
0.516% on the next $10 billion; and
0.496% over $35 billion
Select	0.758% up to $250 million; 0.733% on the next $250 million; 0.713% on the next $3.5 billion; 0.693% on the next $5 billion; 0.633% on the next $2 billion; and 0.608% over $11 billion
Global	0.830% up to $250 million; 0.805% on the next $250 million; 0.785% on the next $4.5 billion; 0.770% on the next $10 billion; and 0.760% over $15 billion
Global Select	0.800% up to $250 million; 0.775% up to $250 million; 0.755% on the next $4.5 billion; 0.740% on the next $10 billion; and 0.730% over $15 billion
Fund	Advisory Fees
International	0.785% up to $250 million;
0.760% on the next $250 million;
0.740% on the next $4.5 billion;
0.725% on the next $10 billion;
0.710% on the next $20 billion;
0.700% on the next $5 billion;
0.690% on the next $5 billion; and
0.680% over $45 billion
Int'l Small Cap	1.020% up to $250 million; 0.995% on the next $250 million; 0.975% on the next $4.5 billion; 0.960% on the next $10 billion; and 0.950% over $15 billion
Equity and Income	0.580% up to $250 million;
0.555% on the next $250 million;
0.535% on the next $4.5 billion;
0.505% on the next $5 billion;
0.475% on the next $3 billion;
0.445% on the next $3.5 billion;
0.415% on the next $10 billion; and
0.385% over $26.5 billion
Bond	0.39% of net assets

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The Adviser has contractually agreed, through January 27, 2024, to reimburse each Fund Class to the extent, but only to the extent that the annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of each Fund Class.

Fund	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark	1.40%	1.15%	1.10%	0.95%
Select	1.50	1.25	1.20	1.05
Global	1.55	1.30	1.25	1.10
Global Select	1.55	1.30	1.25	1.10
International	1.55	1.30	1.25	1.10
Int'l Small Cap	1.75	1.50	1.45	1.30
Equity and Income	1.25	1.00	0.95	0.80
Bond	0.74	0.54	0.52	0.44

During the period ended March 31, 2023, Fund Class expenses (in thousands) have been reimbursed as follows@:

Fund	Class	Amount
Bond	Investor	$3
Bond	Advisor	4
Bond	Institutional	9
Bond	R6	261

@  Expenses reimbursed are subject to possible recovery until September 30, 2026.

The Adviser is entitled to recoup from assets attributable to any Fund Class amounts reimbursed to that Fund Class, except to the extent that the Fund Class already has paid such recoupment to the Adviser or such recoupment would cause that Class's total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred. As of March 31, 2023, the following amounts are subject to recoupment (in thousands).

		Amount & Expiration Date
Fund	Class	09/30/23	09/30/24	09/30/25	Total
Bond	Investor	$—	$—	$4	$4
Bond	Advisor	5	5	9	19
Bond	Institutional	422	85	17	524
Bond	R6	—	339	498	837

The Adviser and/or the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay the majority of the intermediary fees pursuant to an agreement with the Adviser and the Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The Independent Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of one or more approved funds as specified by the participant. Benefits would be payable after a stated number of years or retirement from the Board of Trustees. The accrued obligations of the Funds under the plan are reflected as deferred Trustee compensation in the Statements of Assets and Liabilities. The change in the accrued obligations for the period is included in Trustees' fees in the Statements of Operations. The Trust pays the compensation of any trustee who is not an "interested person" of the Trust, and any other Trustee that has been approved by the Governance Committee of the Board of Trustees of the Trust to receive compensation from the Trust for his or her service as a Trustee of the Trust, and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its Trustees.

The Funds reimburse the Adviser for the compensation paid to the Funds' Chief Compliance Officer ("CCO"). The CCO expenses incurred by the Funds are included in other expenses in the Statements of Operations.

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4.  FEDERAL INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. The Adviser has determined that no income tax provision for uncertain tax positions is required in the Funds' financial statements. Generally, each of the tax years in the four-year period ended March 31, 2023, remains subject to examination by taxing authorities.

At March 31, 2023, the cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each Fund were as follows (in thousands):

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	12,389,794	3,206,881	(87,796)	3,119,085
Select	3,853,475	972,990	(47,689)	925,301
Global	891,248	371,254	(2,929)	368,325
Global Select	850,726	256,879	(15,611)	241,268
International	19,436,509	3,296,040	(1,980,689)	1,315,351
Intl Small	1,390,275	150,514	(172,734)	(22,220)
Equity and Income	5,243,097	1,115,184	(197,940)	917,244
Bond	97,947	692	(5,986)	(5,294)

As of March 31, 2023, the short- and long-term capital losses available to offset future capital gains were as follows (in thousands):

Fund CLCF	Utilized during the year	Short-Term	Long-Term	Total at Year End
Oakmark	$—	$291,351	$—	$291,351
Select	—	257,318	—	257,318
Global	—	—	—	—
Global Select	—	50,596	1,988	52,584
International	—	1,757,343	1,638,107	3,395,450
Intl Small	—	—	20,732	20,732
Equity and Income	—	63,955	40,824	104,779
Bond	—	3,049	4,083	7,132

At March 31, 2023, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows (in thousands):

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$37,494	$—	$37,494
Select	4,272	—	4,272
Global	(2,231)	31,691	29,460
Global Select	(4,109)	—	(4,109)
International	30,764	—	30,764
Intl Small	6,821	—	6,821
Equity and Income	24,289	—	24,289
Bond	31	—	31

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During the six-month period ended March 31, 2023, and the year ended September 30, 2022, the tax character of distributions paid was as follows (in thousands):

	Period Ended March 31, 2023		Year Ended September 30, 2022
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$152,008	$—	$168,420	$111,358
Select	18,501	—	8,006	13,395
Global	10,001	—	15,999	119,872
Global Select	5,502	—	24,578	133,136
International	595,239	—	380,922	—
Intl Small	22,000	7,862	29,001	—
Equity and Income	93,007	—	81,840	545,726
Bond	1,903	—	3,724	383

On March 31, 2023, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses and deferrals of capital losses on wash sales and straddle adjustments. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to redemptions in kind.

Permanent differences incurred during the six-month period ended March 31, 2023, will result in the following reclassifications among the components of net assets for the year ended September 30, 2023 (in thousands):

Fund	Paid in Capital	Distributable Earnings
Oakmark	$1,156,599	$(1,156,599)
Select	271,402	(271,402)
Global	73,502	(73,502)
Global Select	40,222	(40,222)
International	(125)	125
Intl Small	37,374	(37,374)
Equity and Income	238,856	(238,856)
Bond	—	—

5.  INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2023, transactions in investment securities (excluding short-term, in-kind transaction and U.S. government securities) were as follows (in thousands):

	Oakmark	Select	Global	Global Select	International	Int'l Small Cap	Equity and Income	Bond
Purchases	$2,932,122	$1,982,622	$244,937	$199,578	$2,285,415	$205,223	$785,364	$14,300
Proceeds from sales	1,208,949	1,513,018	202,157	232,321	4,845,618	254,360	749,037	20,589

During the six-month period ended March 31, 2023, Oakmark, Select, Global, Global Select, Int'l Small Cap, and Equity and Income had in-kind sales transactions (in thousands) of $2,389,865; $637,138; $110,355; $98,463; $147,815; and $539,147, respectively. These amounts are included in the Portfolio Turnover Rate presented in the Financial Highlights.

Purchases at cost (in thousands) of long-term U.S. government securities for the period ended March 31, 2023, were $368,693 and $26,022, respectively, for Equity and Income and Bond. Proceeds from sales (in thousands) of long-term U.S. government securities for the period ended March 31, 2023, were $234,139 and $14,968, respectively, for Equity and Income and Bond.

During the six-month period ended March 31, 2023, none of the Funds engaged in purchase transactions with funds that have a common investment advisor. None of the Funds engaged in sale transactions with funds that have a common investment advisor.

6.  INVESTMENTS IN AFFILIATED ISSUERS

A company was considered to be an affiliate of a Fund because that Fund owned 5% or more of the company's voting securities during all or part of the six-month period ended March 31, 2023. Purchase and sale transactions and dividend and interest income earned during the period on these securities are listed after the applicable Fund's Schedule of Investments.

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7.  SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events existing in the Funds' financial statements. The Adviser has determined that there are no material events that would require adjustment or disclosure in the Funds' financial statements through the date of the publication of this report.

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For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Fund
Investor Class
10/01/2022-3/31/23+	$93.61	0.52	(a)	17.41	17.93	(0.94)	0.00	(0.94)	0.00
9/30/22	$115.48	0.91	(a)	(21.04)	(20.13)	(0.62)	(1.12)	(1.74)	0.00
9/30/21	$72.67	0.43	(a)	42.53	42.96	(0.15)	0.00	(0.15)	0.00
9/30/20	$77.89	0.58	(a)	0.86	1.44	(0.65)	(6.01)	(6.66)	0.00
9/30/19	$88.99	0.88	(a)	(6.43)	(5.55)	(0.50)	(5.05)	(5.55)	0.00
9/30/18	$82.85	0.58	(a)	8.99	9.57	(0.40)	(3.03)	(3.43)	0.00
Advisor Class
10/01/2022-3/31/23+	$93.72	0.63	(a)	17.41	18.04	(1.18)	0.00	(1.18)	0.00
9/30/22	$115.58	1.15	(a)	(21.05)	(19.90)	(0.84)	(1.12)	(1.96)	0.00
9/30/21	$72.67	0.61	(a)	42.54	43.15	(0.24)	0.00	(0.24)	0.00
9/30/20	$77.88	0.66	(a)	0.87	1.53	(0.73)	(6.01)	(6.74)	0.00
9/30/19	$89.07	0.96	(a)	(6.46)	(5.50)	(0.64)	(5.05)	(5.69)	0.00
9/30/18	$82.97	0.68	(a)	8.99	9.67	(0.54)	(3.03)	(3.57)	0.00
Institutional Class
10/01/2022-3/31/23+	$93.73	0.65	(a)	17.41	18.06	(1.20)	0.00	(1.20)	0.00
9/30/22	$115.64	1.16	(a)	(21.05)	(19.89)	(0.90)	(1.12)	(2.02)	0.00
9/30/21	$72.72	0.70	(a)	42.52	43.22	(0.30)	0.00	(0.30)	0.00
9/30/20	$77.95	0.71	(a)	0.87	1.58	(0.80)	(6.01)	(6.81)	0.00
9/30/19	$89.09	1.01	(a)	(6.44)	(5.43)	(0.66)	(5.05)	(5.71)	0.00
9/30/18	$82.97	0.72	(a)	8.99	9.71	(0.56)	(3.03)	(3.59)	0.00
R6 Class
10/01/2022-3/31/23+	$93.77	0.70	(a)	17.39	18.09	(1.25)	0.00	(1.25)	0.00
9/30/22	$115.67	1.25	(a)	(21.10)	(19.85)	(0.93)	(1.12)	(2.05)	0.00
9/30/21(b)	$88.42	0.52	(a)	26.73	27.25	0.00	0.00	0.00	0.00
Oakmark Select Fund
Investor Class
10/01/2022-3/31/23+	$47.43	0.13	(a)	7.48	7.61	(0.15)	0.00	(0.15)	0.00
9/30/22	$62.27	0.13	(a)	(14.79)	(14.66)	(0.03)	(0.15)	(0.18)	0.00
9/30/21	$37.98	(0.03	)(a)	24.32	24.29	0.00	0.00	0.00	0.00
9/30/20	$39.20	0.05	(a)	(0.98)	(0.93)	(0.29)	0.00	(0.29)	0.00
9/30/19	$45.84	0.45	(a)	(5.37)	(4.92)	(0.06)	(1.66)	(1.72)	0.00
9/30/18	$47.84	0.09	(a)	(0.08)	0.01	(0.14)	(1.87)	(2.01)	0.00
Advisor Class
10/01/2022-3/31/23+	$47.37	0.16	(a)	7.48	7.64	(0.23)	0.00	(0.23)	0.00
9/30/22	$62.21	0.20	(a)	(14.78)	(14.58)	(0.11)	(0.15)	(0.26)	0.00
9/30/21	$37.99	0.03	(a)	24.31	24.34	(0.12)	0.00	(0.12)	0.00
9/30/20	$39.21	0.10	(a)	(0.97)	(0.87)	(0.35)	0.00	(0.35)	0.00
9/30/19	$45.90	0.52	(a)	(5.41)	(4.89)	(0.14)	(1.66)	(1.80)	0.00
9/30/18	$47.90	0.16	(a)	(0.08)	0.08	(0.21)	(1.87)	(2.08)	0.00
Institutional Class
10/01/2022-3/31/23+	$47.43	0.18	(a)	7.49	7.67	(0.27)	0.00	(0.27)	0.00
9/30/22	$62.29	0.25	(a)	(14.79)	(14.54)	(0.17)	(0.15)	(0.32)	0.00
9/30/21	$38.01	0.09	(a)	24.32	24.41	(0.13)	0.00	(0.13)	0.00
9/30/20	$39.23	0.13	(a)	(0.98)	(0.85)	(0.37)	0.00	(0.37)	0.00
9/30/19	$45.91	0.54	(a)	(5.40)	(4.86)	(0.16)	(1.66)	(1.82)	0.00
9/30/18	$47.91	0.17	(a)	(0.08)	0.09	(0.22)	(1.87)	(2.09)	0.00
R6 Class
10/01/2022-3/31/23+	$47.45	0.20	(a)	7.48	7.68	(0.30)	0.00	(0.30)	0.00
9/30/22	$62.29	0.27	(a)	(14.78)	(14.51)	(0.18)	(0.15)	(0.33)	0.00
9/30/21(b)	$47.61	0.08	(a)	14.60	14.68	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

88 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Fund
Investor Class
10/01/2022-3/31/23+	$110.60	19.23%	$7,288.7	0.98%†	0.91%†	0.91%†	20%
9/30/22	$93.61	-17.73%	$6,489.9	0.81%	0.91%	0.89%	65%
9/30/21	$115.48	59.18%	$8,486.6	0.43%	0.92%	0.90%	19%
9/30/20	$72.67	1.18%	$6,153.4	0.79%	0.96%	0.92%	35%
9/30/19	$77.89	-5.68%	$9,044.6	1.13%	0.92%	0.88%	51%
9/30/18	$88.99	11.84%	$12,626.2	0.68%	0.89%	0.85%	29%
Advisor Class
10/01/2022-3/31/23+	$110.58	19.34%	$1,867.6	1.18%†	0.70%†	0.70%†	20%
9/30/22	$93.72	-17.55%	$2,477.4	1.03%	0.70%	0.68%	65%
9/30/21	$115.58	59.49%	$2,822.8	0.61%	0.73%	0.70%	19%
9/30/20	$72.67	1.30%	$3,269.5	0.90%	0.85%	0.81%	35%
9/30/19	$77.88	-5.59%	$4,786.4	1.23%	0.82%	0.78%	51%
9/30/18	$89.07	11.96%	$5,400.6	0.79%	0.77%	0.73%	29%
Institutional Class
10/01/2022-3/31/23+	$110.59	19.37%	$4,654.9	1.22%†	0.68%†	0.68%†	20%
9/30/22	$93.73	-17.55%	$3,572.1	1.03%	0.69%	0.67%	65%
9/30/21	$115.64	59.56%	$4,517.7	0.68%	0.69%	0.66%	19%
9/30/20	$72.72	1.36%	$1,839.7	0.98%	0.79%	0.74%	35%
9/30/19	$77.95	-5.51%	$2,302.3	1.29%	0.75%	0.70%	51%
9/30/18	$89.09	12.01%	$3,330.6	0.83%	0.74%	0.70%	29%
R6 Class
10/01/2022-3/31/23+	$110.61	19.39%	$1,709.1	1.30%†	0.64%†	0.64%†	20%
9/30/22	$93.77	-17.52%	$1,167.2	1.13%	0.65%	0.63%	65%
9/30/21(b)	$115.67	30.82%	$1,081.0	0.60%†	0.65%†	0.63%†	19%
Oakmark Select Fund
Investor Class
10/01/2022-3/31/23+	$54.89	16.09%	$1,454.3	0.49%†	1.00%†	1.00%†	46%
9/30/22	$47.43	-23.64%	$1,318.0	0.21%	1.00%	0.98%	60%
9/30/21	$62.27	64.01%	$1,975.3	(0.06%)	1.01%	0.98%	20%
9/30/20	$37.98	-2.45%	$1,410.1	0.14%	1.11%	1.04%	28%
9/30/19	$39.20	-10.34%	$3,154.9	1.14%	1.08%	1.00%	45%
9/30/18	$45.84	-0.08%	$4,376.3	0.20%	1.04%	0.97%	41%
Advisor Class
10/01/2022-3/31/23+	$54.78	16.18%	$2,345.4	0.62%†	0.87%†	0.87%†	46%
9/30/22	$47.37	-23.55%	$2,146.2	0.34%	0.88%	0.86%	60%
9/30/21	$62.21	64.18%	$2,454.2	0.05%	0.89%	0.87%	20%
9/30/20	$37.99	-2.31%	$1,436.2	0.27%	1.00%	0.92%	28%
9/30/19	$39.21	-10.24%	$638.5	1.31%	0.94%	0.86%	45%
9/30/18	$45.90	0.08%	$711.4	0.34%	0.89%	0.82%	41%
Institutional Class
10/01/2022-3/31/23+	$54.83	16.23%	$571.0	0.70%†	0.79%†	0.79%†	46%
9/30/22	$47.43	-23.48%	$465.6	0.42%	0.80%	0.78%	60%
9/30/21	$62.29	64.35%	$638.6	0.18%	0.79%	0.76%	20%
9/30/20	$38.01	-2.27%	$550.2	0.33%	0.93%	0.85%	28%
9/30/19	$39.23	-10.18%	$660.3	1.36%	0.90%	0.82%	45%
9/30/18	$45.91	0.10%	$852.0	0.37%	0.86%	0.79%	41%
R6 Class
10/01/2022-3/31/23+	$54.83	16.25%	$408.7	0.76%†	0.74%†	0.74%†	46%
9/30/22	$47.45	-23.44%	$295.2	0.47%	0.75%	0.73%	60%
9/30/21(b)	$62.29	30.85%	$331.2	0.16%†	0.76%†	0.74%†	20%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

Oakmark.com 89

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Global Fund
Investor Class
10/01/2022-3/31/23+	$24.79	(0.04	)(a)	7.13	7.09	(0.22)	0.00	(0.22)	0.00
9/30/22	$36.53	0.37	(a)	(8.90)	(8.53)	(0.34)	(2.87)	(3.21)	0.00
9/30/21	$24.73	0.11	(a)	11.74	11.85	(0.05)	0.00	(0.05)	0.00
9/30/20	$27.52	0.02	(a)	(1.72)	(1.70)	(0.40)	(0.69)	(1.09)	0.00
9/30/19	$32.21	0.50	(a)	(1.71)	(1.21)	(0.29)	(3.19)	(3.48)	0.00
9/30/18	$34.32	0.25		0.12	0.37	(0.30)	(2.18)	(2.48)	0.00
Advisor Class
10/01/2022-3/31/23+	$24.80	(0.01	)(a)	7.13	7.12	(0.27)	0.00	(0.27)	0.00
9/30/22	$36.57	0.43	(a)	(8.91)	(8.48)	(0.42)	(2.87)	(3.29)	0.00
9/30/21	$24.74	0.18	(a)	11.74	11.92	(0.09)	0.00	(0.09)	0.00
9/30/20	$27.53	0.07	(a)	(1.73)	(1.66)	(0.44)	(0.69)	(1.13)	0.00
9/30/19	$32.22	0.49	(a)	(1.66)	(1.17)	(0.33)	(3.19)	(3.52)	0.00
9/30/18	$34.36	0.30		0.10	0.40	(0.36)	(2.18)	(2.54)	0.00
Institutional Class
10/01/2022-3/31/23+	$24.80	0.00	(a)	7.12	7.12	(0.28)	0.00	(0.28)	0.00
9/30/22	$36.58	0.44	(a)	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21	$24.75	0.18	(a)	11.76	11.94	(0.11)	0.00	(0.11)	0.00
9/30/20	$27.54	0.08	(a)	(1.73)	(1.65)	(0.45)	(0.69)	(1.14)	0.00
9/30/19	$32.25	0.59	(a)	(1.75)	(1.16)	(0.36)	(3.19)	(3.55)	0.00
9/30/18	$34.38	0.31		0.12	0.43	(0.38)	(2.18)	(2.56)	0.00
R6 Class
10/01/2022-3/31/23+	$24.80	0.01	(a)	7.12	7.13	(0.29)	0.00	(0.29)	0.00
9/30/22	$36.58	0.44	(a)	(8.91)	(8.47)	(0.44)	(2.87)	(3.31)	0.00
9/30/21(b)	$31.38	0.23	(a)	4.97	5.20	0.00	0.00	0.00	0.00
Oakmark Global Select Fund
Investor Class
10/01/2022-3/31/23+	$15.62	(0.03	)(a)	3.65	3.62	(0.06)	0.00	(0.06)	0.00
9/30/22	$24.45	0.26	(a)	(6.88)	(6.62)	(0.20)	(2.01)	(2.21)	0.00
9/30/21	$16.86	0.06	(a)	7.53	7.59	0.00	0.00	0.00	0.00
9/30/20	$16.81	0.03	(a)	0.24	0.27	(0.22)	0.00	(0.22)	0.00
9/30/19	$18.58	0.31	(a)	(1.31)	(1.00)	(0.22)	(0.55)	(0.77)	0.00
9/30/18	$19.78	0.22	(a)	(0.36)	(0.14)	(0.17)	(0.89)	(1.06)	0.00
Advisor Class
10/01/2022-3/31/23+	$15.62	(0.02	)(a)	3.65	3.63	(0.09)	0.00	(0.09)	0.00
9/30/22	$24.44	0.29	(a)	(6.86)	(6.57)	(0.24)	(2.01)	(2.25)	0.00
9/30/21	$16.85	0.09	(a)	7.52	7.61	(0.02)	0.00	(0.02)	0.00
9/30/20	$16.80	0.05	(a)	0.24	0.29	(0.24)	0.00	(0.24)	0.00
9/30/19	$18.60	0.37	(a)	(1.37)	(1.00)	(0.25)	(0.55)	(0.80)	0.00
9/30/18	$19.81	0.25	(a)	(0.37)	(0.12)	(0.20)	(0.89)	(1.09)	0.00
Institutional Class
10/01/2022-3/31/23+	$15.63	(0.01	)(a)	3.65	3.64	(0.11)	0.00	(0.11)	0.00
9/30/22	$24.46	0.30	(a)	(6.86)	(6.56)	(0.26)	(2.01)	(2.27)	0.00
9/30/21	$16.86	0.11	(a)	7.53	7.64	(0.04)	0.00	(0.04)	0.00
9/30/20	$16.81	0.06	(a)	0.24	0.30	(0.25)	0.00	(0.25)	0.00
9/30/19	$18.61	0.35	(a)	(1.34)	(0.99)	(0.26)	(0.55)	(0.81)	0.00
9/30/18	$19.81	0.27	(a)	(0.37)	(0.10)	(0.21)	(0.89)	(1.10)	0.00
R6 Class
10/01/2022-3/31/23+	$15.64	0.00	(a)	3.64	3.64	(0.12)	0.00	(0.12)	0.00
9/30/22	$24.47	0.31	(a)	(6.86)	(6.55)	(0.27)	(2.01)	(2.28)	0.00
9/30/21(b)	$20.65	0.15	(a)	3.67	3.82	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

90 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Global Fund
Investor Class
10/01/2022-3/31/23+	$31.66	28.67%	$619.2	(0.25%)†	1.14%†	1.14%†	21%
9/30/22	$24.79	-25.74%	$516.9	1.13%	1.13%	1.11%	58%
9/30/21	$36.53	47.96%	$802.1	0.31%	1.16%	1.13%	40%
9/30/20	$24.73	-6.73%	$645.2	0.10%	1.26%	1.20%	24%
9/30/19	$27.52	-2.48%	$1,077.3	1.82%	1.23%	1.17%	20%
9/30/18	$32.21	1.02%	$1,492.7	0.68%	1.21%	1.15%	25%
Advisor Class
10/01/2022-3/31/23+	$31.65	28.84%	$143.5	(0.09%)†	0.93%†	0.93%†	21%
9/30/22	$24.80	-25.63%	$152.7	1.32%	0.93%	0.91%	58%
9/30/21	$36.57	48.25%	$214.6	0.51%	0.96%	0.93%	40%
9/30/20	$24.74	-6.61%	$209.0	0.26%	1.14%	1.08%	24%
9/30/19	$27.53	-2.35%	$263.0	1.79%	1.10%	1.05%	20%
9/30/18	$32.22	1.10%	$440.2	0.89%	1.12%	1.06%	25%
Institutional Class
10/01/2022-3/31/23+	$31.64	28.84%	$378.9	(0.01%)†	0.90%†	0.90%†	21%
9/30/22	$24.80	-25.61%	$285.2	1.34%	0.91%	0.89%	58%
9/30/21	$36.58	48.31%	$432.4	0.53%	0.92%	0.89%	40%
9/30/20	$24.75	-6.57%	$313.4	0.33%	1.08%	1.02%	24%
9/30/19	$27.54	-2.30%	$313.8	2.17%	1.06%	1.00%	20%
9/30/18	$32.25	1.18%	$333.5	0.93%	1.04%	0.98%	25%
R6 Class
10/01/2022-3/31/23+	$31.64	28.82%	$106.5	0.09%†	0.88%†	0.88%†	21%
9/30/22	$24.80	-25.57%	$68.8	1.37%	0.88%	0.86%	58%
9/30/21(b)	$36.58	16.57%	$91.9	0.77%†	0.89%†	0.87%†	40%
Oakmark Global Select Fund
Investor Class
10/01/2022-3/31/23+	$19.18	23.20%	$358.6	(0.34%)†	1.15%†	1.15%†	19%
9/30/22	$15.62	-29.77%	$334.3	1.22%	1.12%	1.10%	46%
9/30/21	$24.45	45.02%	$574.8	0.27%	1.12%	1.09%	49%
9/30/20	$16.86	1.50%	$483.7	0.16%	1.25%	1.19%	33%
9/30/19	$16.81	-4.90%	$798.4	1.88%	1.25%	1.18%	21%
9/30/18	$18.58	-0.86%	$1,404.8	1.15%	1.19%	1.12%	26%
Advisor Class
10/01/2022-3/31/23+	$19.16	23.32%	$143.1	(0.20%)†	0.98%†	0.98%†	19%
9/30/22	$15.62	-29.63%	$150.4	1.37%	0.95%	0.93%	46%
9/30/21	$24.44	45.21%	$257.6	0.43%	0.95%	0.92%	49%
9/30/20	$16.85	1.64%	$392.7	0.29%	1.14%	1.07%	33%
9/30/19	$16.80	-4.85%	$449.0	2.25%	1.14%	1.07%	21%
9/30/18	$18.60	-0.75%	$457.6	1.32%	1.09%	1.02%	26%
Institutional Class
10/01/2022-3/31/23+	$19.16	23.35%	$473.9	(0.08%)†	0.90%†	0.90%†	19%
9/30/22	$15.63	-29.57%	$416.6	1.44%	0.89%	0.87%	46%
9/30/21	$24.46	45.33%	$762.7	0.46%	0.89%	0.86%	49%
9/30/20	$16.86	1.70%	$414.3	0.36%	1.07%	1.00%	33%
9/30/19	$16.81	-4.79%	$538.8	2.15%	1.07%	1.01%	21%
9/30/18	$18.61	-0.66%	$780.8	1.39%	1.03%	0.96%	26%
R6 Class
10/01/2022-3/31/23+	$19.16	23.34%	$111.0	(0.01%)†	0.85%†	0.85%†	19%
9/30/22	$15.64	-29.54%	$87.0	1.47%	0.84%	0.82%	46%
9/30/21(b)	$24.47	18.50%	$124.1	0.76%†	0.84%†	0.82%†	49%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.
Oakmark.com 91

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark International Fund
Investor Class
10/01/2022-3/31/23+	$19.27	0.02	(a)	7.60	7.62	(0.68)	0.00	(0.68)	0.00
9/30/22	$28.17	0.58	(a)	(9.13)	(8.55)	(0.35)	0.00	(0.35)	0.00
9/30/21	$19.91	0.27	(a)	8.08	8.35	(0.09)	0.00	(0.09)	0.00
9/30/20	$22.88	0.08	(a)	(2.60)	(2.52)	(0.45)	0.00	(0.45)	0.00
9/30/19	$26.14	0.64	(a)	(2.43)	(1.79)	(0.44)	(1.03)	(1.47)	0.00
9/30/18	$28.77	0.60		(2.36)	(1.76)	(0.39)	(0.48)	(0.87)	0.00
Advisor Class
10/01/2022-3/31/23+	$19.27	0.04	(a)	7.59	7.63	(0.74)	0.00	(0.74)	0.00
9/30/22	$28.15	0.62	(a)	(9.12)	(8.50)	(0.38)	0.00	(0.38)	0.00
9/30/21	$19.89	0.27	(a)	8.11	8.38	(0.12)	0.00	(0.12)	0.00
9/30/20	$22.86	0.12	(a)	(2.61)	(2.49)	(0.48)	0.00	(0.48)	0.00
9/30/19	$26.17	0.76	(a)	(2.54)	(1.78)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.70	(a)	(2.44)	(1.74)	(0.43)	(0.48)	(0.91)	0.00
Institutional Class
10/01/2022-3/31/23+	$19.28	0.05	(a)	7.59	7.64	(0.76)	0.00	(0.76)	0.00
9/30/22	$28.19	0.64	(a)	(9.13)	(8.49)	(0.42)	0.00	(0.42)	0.00
9/30/21	$19.92	0.37	(a)	8.04	8.41	(0.14)	0.00	(0.14)	0.00
9/30/20	$22.89	0.13	(a)	(2.60)	(2.47)	(0.50)	0.00	(0.50)	0.00
9/30/19	$26.19	0.73	(a)	(2.50)	(1.77)	(0.50)	(1.03)	(1.53)	0.00
9/30/18	$28.82	0.63	(a)	(2.35)	(1.72)	(0.43)	(0.48)	(0.91)	0.00
R6 Class
10/01/2022-3/31/23+	$19.29	0.06	(a)	7.59	7.65	(0.77)	0.00	(0.77)	0.00
9/30/22	$28.20	0.67	(a)	(9.15)	(8.48)	(0.43)	0.00	(0.43)	0.00
9/30/21(b)	$25.83	0.38	(a)	1.99	2.37	0.00	0.00	0.00	0.00
Oakmark International Small Cap Fund
Investor Class
10/01/2022-3/31/23+	$13.25	0.10	(a)	4.67	4.77	(0.22)	(0.09)	(0.31)	0.00
9/30/22	$19.92	0.29	(a)	(6.64)	(6.35)	(0.32)	0.00	(0.32)	0.00
9/30/21	$13.67	0.22	(a)	6.35	6.57	(0.32)	0.00	(0.32)	0.00
9/30/20	$14.61	0.31	(a)	(1.22)	(0.91)	(0.03)	0.00	(0.03)	0.00
9/30/19	$16.34	0.27	(a)	(0.89)	(0.62)	(0.20)	(0.91)	(1.11)	0.00	(c)
9/30/18	$18.12	0.23	(a)	(1.37)	(1.14)	(0.14)	(0.50)	(0.64)	0.00	(c)
Advisor Class
10/01/2022-3/31/23+	$13.28	0.11	(a)	4.68	4.79	(0.26)	(0.09)	(0.35)	0.00
9/30/22	$19.96	0.34	(a)	(6.67)	(6.33)	(0.35)	0.00	(0.35)	0.00
9/30/21	$13.69	0.23	(a)	6.38	6.61	(0.34)	0.00	(0.34)	0.00
9/30/20	$14.64	0.30	(a)	(1.19)	(0.89)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.33	0.31	(a)	(0.90)	(0.59)	(0.19)	(0.91)	(1.10)	0.00	(c)
9/30/18	$18.14	0.25		(1.38)	(1.13)	(0.18)	(0.50)	(0.68)	0.00	(c)
Institutional Class
10/01/2022-3/31/23+	$13.24	0.12	(a)	4.67	4.79	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.34	(a)	(6.64)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21	$13.65	0.26	(a)	6.35	6.61	(0.35)	0.00	(0.35)	0.00
9/30/20	$14.59	0.33	(a)	(1.21)	(0.88)	(0.06)	0.00	(0.06)	0.00
9/30/19	$16.36	0.29	(a)	(0.90)	(0.61)	(0.25)	(0.91)	(1.16)	0.00	(c)
9/30/18	$18.15	0.26		(1.36)	(1.10)	(0.19)	(0.50)	(0.69)	0.00	(c)
R6 Class
10/01/2022-3/31/23+	$13.24	0.11	(a)	4.68	4.79	(0.27)	(0.09)	(0.36)	0.00
9/30/22	$19.91	0.37	(a)	(6.67)	(6.30)	(0.37)	0.00	(0.37)	0.00
9/30/21(b)	$16.66	0.25	(a)	3.00	3.25	0.00	0.00	0.00	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

92 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark International Fund
Investor Class
10/01/2022-3/31/23+	$26.21	40.05%	$6,504.4	0.18%†	1.06%†	1.06%†	12%
9/30/22	$19.27	-30.72%	$5,032.4	2.25%	1.06%	1.04%	35%
9/30/21	$28.17	41.96%	$8,756.6	0.99%	1.05%	1.02%	42%
9/30/20	$19.91	-11.37%	$7,959.9	0.39%	1.05%	1.00%	32%
9/30/19	$22.88	-6.41%	$14,446.5	2.84%	1.04%	0.98%	35%
9/30/18	$26.14	-6.33%	$24,866.2	1.84%	1.01%	0.96%	36%
Advisor Class
10/01/2022-3/31/23+	$26.16	40.14%	$2,738.9	0.33%†	0.88%†	0.88%†	12%
9/30/22	$19.27	-30.59%	$2,246.8	2.44%	0.88%	0.86%	35%
9/30/21	$28.15	42.22%	$3,316.0	1.03%	0.88%	0.85%	42%
9/30/20	$19.89	-11.28%	$6,282.8	0.59%	0.95%	0.90%	32%
9/30/19	$22.86	-6.34%	$6,701.4	3.35%	0.95%	0.90%	35%
9/30/18	$26.17	-6.25%	$5,757.4	2.53%	0.88%	0.83%	36%
Institutional Class
10/01/2022-3/31/23+	$26.16	40.17%	$8,847.9	0.42%†	0.81%†	0.81%†	12%
9/30/22	$19.28	-30.54%	$7,250.7	2.51%	0.81%	0.79%	35%
9/30/21	$28.19	42.30%	$11,748.6	1.34%	0.80%	0.77%	42%
9/30/20	$19.92	-11.19%	$7,233.5	0.62%	0.87%	0.82%	32%
9/30/19	$22.89	-6.27%	$9,457.3	3.20%	0.86%	0.81%	35%
9/30/18	$26.19	-6.16%	$12,174.4	2.25%	0.84%	0.79%	36%
R6 Class
10/01/2022-3/31/23+	$26.17	40.23%	$2,742.5	0.47%†	0.76%†	0.76%†	12%
9/30/22	$19.29	-30.51%	$2,389.0	2.63%	0.77%	0.75%	35%
9/30/21(b)	$28.20	9.18%	$2,997.8	1.62%†	0.77%†	0.75%†	42%
Oakmark International Small Cap Fund
Investor Class
10/01/2022-3/31/23+	$17.71	36.21%	$393.4	1.23%†	1.33%†	1.33%†	15%
9/30/22	$13.25	-32.37%	$306.8	1.67%	1.36%	1.34%	37%
9/30/21	$19.92	48.51%	$560.1	1.18%	1.37%	1.35%	48%
9/30/20	$13.67	-6.23%	$388.9	2.21%	1.45%	1.45%	42%
9/30/19	$14.61	-2.91%	$546.4	1.88%	1.38%	1.38%	39%
9/30/18	$16.34	-6.43%	$1,013.6	1.32%	1.36%	1.36%	45%
Advisor Class
10/01/2022-3/31/23+	$17.72	36.24%	$162.8	1.37%†	1.17%†	1.17%†	15%
9/30/22	$13.28	-32.24%	$131.8	1.96%	1.18%	1.16%	37%
9/30/21	$19.96	48.76%	$189.3	1.26%	1.20%	1.19%	48%
9/30/20	$13.69	-6.16%	$155.7	2.14%	1.35%	1.35%	42%
9/30/19	$14.64	-2.72%	$142.5	2.13%	1.26%	1.26%	39%
9/30/18	$16.33	-6.39%	$346.6	1.41%	1.32%	1.32%	45%
Institutional Class
10/01/2022-3/31/23+	$17.67	36.37%	$461.3	1.49%†	1.10%†	1.10%†	15%
9/30/22	$13.24	-32.20%	$329.0	1.95%	1.11%	1.09%	37%
9/30/21	$19.91	48.93%	$526.9	1.41%	1.11%	1.09%	48%
9/30/20	$13.65	-6.09%	$614.2	2.37%	1.26%	1.26%	42%
9/30/19	$14.59	-2.75%	$735.8	2.03%	1.23%	1.23%	39%
9/30/18	$16.36	-6.23%	$863.3	1.49%	1.17%	1.17%	45%
R6 Class
10/01/2022-3/31/23+	$17.67	36.41%	$361.6	1.33%†	1.06%†	1.06%†	15%
9/30/22	$13.24	-32.19%	$400.2	2.19%	1.08%	1.06%	37%
9/30/21(b)	$19.91	19.51%	$367.6	1.55%†	1.09%†	1.07%†	48%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Amount rounds to less than $0.01 per share.

Oakmark.com 93

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

		Income from Investment Operations:				Less Distributions:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Gain (Loss) on Investments (Both Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Redemption Fees
Oakmark Equity and Income Fund
Investor Class
10/01/2022-3/31/23+	$27.85	0.26	(a)	2.71	2.97	(0.43)	0.00	(0.43)	0.00
9/30/22	$35.94	0.44	(a)	(5.63)	(5.19)	(0.29)	(2.61)	(2.90)	0.00
9/30/21	$27.50	0.32	(a)	9.40	9.72	(0.35)	(0.93)	(1.28)	0.00
9/30/20	$30.30	0.42	(a)	(0.56)	(0.14)	(0.51)	(2.15)	(2.66)	0.00
9/30/19	$32.52	0.52	(a)	(0.04)	0.48	(0.50)	(2.20)	(2.70)	0.00
9/30/18	$33.41	0.49	(a)	1.22	1.71	(0.43)	(2.17)	(2.60)	0.00
Advisor Class
10/01/2022-3/31/23+	$27.87	0.30	(a)	2.71	3.01	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.98	0.53	(a)	(5.65)	(5.12)	(0.38)	(2.61)	(2.99)	0.00
9/30/21	$27.51	0.39	(a)	9.40	9.79	(0.39)	(0.93)	(1.32)	0.00
9/30/20	$30.31	0.46	(a)	(0.56)	(0.10)	(0.55)	(2.15)	(2.70)	0.00
9/30/19	$32.55	0.55	(a)	(0.03)	0.52	(0.56)	(2.20)	(2.76)	0.00
9/30/18	$33.46	0.56	(a)	1.20	1.76	(0.50)	(2.17)	(2.67)	0.00
Institutional Class
10/01/2022-3/31/23+	$27.87	0.30	(a)	2.71	3.01	(0.51)	0.00	(0.51)	0.00
9/30/22	$35.99	0.52	(a)	(5.63)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21	$27.52	0.41	(a)	9.40	9.81	(0.41)	(0.93)	(1.34)	0.00
9/30/20	$30.33	0.47	(a)	(0.56)	(0.09)	(0.57)	(2.15)	(2.72)	0.00
9/30/19	$32.56	0.59	(a)	(0.05)	0.54	(0.57)	(2.20)	(2.77)	0.00
9/30/18	$33.46	0.58	(a)	1.19	1.77	(0.50)	(2.17)	(2.67)	0.00
R6 Class
10/01/2022-3/31/23+	$27.88	0.31	(a)	2.71	3.02	(0.52)	0.00	(0.52)	0.00
9/30/22	$36.00	0.57	(a)	(5.68)	(5.11)	(0.40)	(2.61)	(3.01)	0.00
9/30/21(b)	$30.24	0.49	(a)	5.27	5.76	0.00	0.00	0.00	0.00
Oakmark Bond Fund
Investor Class
3/31/23+	$8.60	0.17	(a)	0.16	0.33	(0.17)	0.00	(0.17)	0.00
9/30/22(c)	$9.89	0.17	(a)	(1.29)	(1.12)	(0.17)	0.00	(0.17)	0.00
Advisor Class
3/31/23+	$8.61	0.18	(a)	0.16	0.34	(0.18)	0.00	(0.18)	0.00
9/30/22	$10.35	0.23	(a)	(1.55)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.16	0.16	(a)	0.24	0.40	(0.16)	(0.05)	(0.21)	0.00
9/30/20(d)	$10.00	0.04	(a)	0.15	0.19	(0.03)	0.00	(0.03)	0.00
Institutional Class
3/31/23+	$8.61	0.18	(a)	0.16	0.34	(0.18)	0.00	(0.18)	0.00
9/30/22	$10.35	0.24	(a)	(1.56)	(1.32)	(0.23)	(0.19)	(0.42)	0.00
9/30/21	$10.17	0.18	(a)	0.22	0.40	(0.17)	(0.05)	(0.22)	0.00
9/30/20(d)	$10.00	0.04	(a)	0.17	0.21	(0.04)	0.00	(0.04)	0.00
R6 Class
3/31/23+	$8.61	0.18	(a)	0.17	0.35	(0.18)	0.00	(0.18)	0.00
9/30/22	$10.35	0.25	(a)	(1.56)	(1.31)	(0.24)	(0.19)	(0.43)	0.00
9/30/21(b)	$10.32	0.14	(a)	0.04	0.18	(0.15)	0.00	(0.15)	0.00

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced on 6/10/2020.

94 OAKMARK FUNDS

Oakmark Funds

Financial Highlights

For a share outstanding throughout each period

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Portfolio Turnover Rate
Oakmark Equity and Income Fund
Investor Class
10/01/2022-3/31/23+	$30.39	10.68%	$4,298.4	1.75%†	0.85%†	0.85%†	19%
9/30/22	$27.85	-15.84%	$4,194.4	1.34%	0.85%	0.83%	49%
9/30/21	$35.94	36.19%	$5,587.1	0.97%	0.87%	0.84%	14%
9/30/20	$27.50	-0.90%	$5,492.4	1.52%	0.94%	0.84%	15%
9/30/19	$30.30	2.29%	$9,006.7	1.74%	0.91%	0.81%	11%
9/30/18	$32.52	5.29%	$12,159.5	1.51%	0.88%	0.78%	23%
Advisor Class
10/01/2022-3/31/23+	$30.37	10.83%	$573.6	1.99%†	0.60%†	0.60%†	19%
9/30/22	$27.87	-15.66%	$738.4	1.61%	0.60%	0.58%	49%
9/30/21	$35.98	36.49%	$868.4	1.20%	0.66%	0.62%	14%
9/30/20	$27.51	-0.76%	$951.9	1.65%	0.81%	0.71%	15%
9/30/19	$30.31	2.41%	$1,347.6	1.86%	0.78%	0.68%	11%
9/30/18	$32.55	5.42%	$1,720.5	1.72%	0.74%	0.64%	23%
Institutional Class
10/01/2022-3/31/23+	$30.37	10.83%	$1,058.3	2.02%†	0.60%†	0.60%†	19%
9/30/22	$27.87	-15.66%	$911.0	1.59%	0.60%	0.58%	49%
9/30/21	$35.99	36.57%	$1,138.5	1.22%	0.62%	0.58%	14%
9/30/20	$27.52	-0.73%	$844.3	1.72%	0.75%	0.65%	15%
9/30/19	$30.33	2.49%	$1,188.9	1.96%	0.72%	0.63%	11%
9/30/18	$32.56	5.47%	$1,035.0	1.77%	0.69%	0.59%	23%
R6 Class
10/01/2022-3/31/23+	$30.38	10.87%	$223.4	2.06%†	0.56%†	0.56%†	19%
9/30/22	$27.88	-15.63%	$90.9	1.75%	0.56%	0.54%	49%
9/30/21(b)	$36.00	19.05%	$87.3	1.78%†	0.57%†	0.55%†	14%

			Ratios/Supplemental Data:
	Net Asset Value, End of Period	Total Return	Net Assets, End of Period ($million)	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets		Ratio of Waiver/ Reimbursement to Average Net Assets		Ratio of Net Expenses to Average Net Assets		Portfolio Turnover Rate
Oakmark Bond Fund
Investor Class
3/31/23+	$8.76	3.86%	$0.9	3.92	%†	1.26	%†	(0.52	%)†	0.74	%†	41%
9/30/22(c)	$8.60	-11.43%	$1.0	2.76	%†	1.64	%†	(0.90	%)†	0.74	%†	97%
Advisor Class
3/31/23+	$8.77	3.96%	$1.6	4.13	%†	1.12	%†	(0.58	%)†	0.54	%†	41%
9/30/22	$8.61	-13.11%	$1.4	2.41%		1.06%		(0.52%)		0.54%		97%
9/30/21	$10.35	3.81%	$2.4	1.59%		0.93%		(0.37%)		0.57%		112%
9/30/20(d)	$10.16	2.04%	$0.6	1.19	%†	3.14	%†	(2.60	%)†	0.54	%†	25%
Institutional Class
3/31/23+	$8.77	3.98%	$1.2	4.14	%†	1.10	%†	(0.58	%)†	0.52	%†	41%
9/30/22	$8.61	-13.10%	$3.0	2.50%		1.05%		(0.53%)		0.52%		97%
9/30/21	$10.35	3.88%	$3.3	1.75%		0.89%		(0.43%)		0.46%		112%
9/30/20(d)	$10.17	2.07%	$79.0	1.32	%†	2.42	%†	(1.98	%)†	0.44	%†	25%
R6 Class
3/31/23+	$8.78	4.13%	$90.4	4.23	%†	1.06	%†	(0.62	%)†	0.44	%†	41%
9/30/22	$8.61	-13.03%	$81.4	2.57%		1.02%		(0.58%)		0.44%		97%
9/30/21(b)	$10.35	1.74%	$91.3	1.71	%†	0.93	%†	(0.49	%)†	0.44	%†	112%

+  Unaudited.

†  Data has been annualized.

(a)  Computed using average shares outstanding throughout the period.

(b)  Commenced on 12/15/2020.

(c)  Commenced on 01/28/2022.

(d)  Commenced on 6/10/2020.

Oakmark.com 95

Oakmark Funds Disclosure Regarding the Board of Trustees' Approval of Investment Advisory Agreements as Approved October 26, 2022

On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Harris Associates Investment Trust (the "Trust"), including a majority of the Trustees who are not "interested persons" of the Trust or of Harris Associates L.P. (the "Adviser") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), considers whether to continue the investment advisory agreements with the Adviser (each, an "Agreement," and collectively, the "Agreements") with respect to each series of the Trust (each, a "Fund"). At a meeting held on October 26, 2022, the Board, including all of the Independent Trustees, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of each Agreement through October 31, 2023.

In evaluating the Agreements with respect to each Fund, the Board's Committee on Contracts (the "Committee"), together with the other Independent Trustees, requested, received, reviewed and considered extensive materials provided by the Adviser in response to questions submitted by the Independent Trustees that they believed to be relevant to the continuation of the Agreements with respect to each Fund in light of (i) legal advice furnished to them by their legal counsel that is experienced in 1940 Act matters and that is independent from the Adviser ("Independent Counsel"); (ii) their own business judgment; and (iii) developments in the industry, the markets, and mutual fund regulation and litigation. The Committee leads the Board in its evaluation of the Agreements. The Committee is comprised solely of Independent Trustees, and more than 75% of the Board is comprised of Independent Trustees. During the annual contract approval process, the Committee and the other Independent Trustees met multiple times specifically to review and consider materials related to the proposed continuation of each Agreement, and to ensure that the Adviser had time to respond to questions from the Independent Trustees and that the Independent Trustees had time to consider those responses. They also met with senior representatives of the Adviser regarding, among other things, its personnel, operations and financial condition as they relate to the Funds. In addition, the Board retained Broadridge Financial Solutions, Inc. ("Broadridge"), an independent consulting firm that specializes in the analysis of fund industry data, to provide performance and expense information for each Fund and a peer group of comparable funds, as selected by Broadridge, and inclusive of funds that the Adviser identified as comparable peer funds. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Adviser. While the Board considered the continuation of the Agreements for all of the Funds at the same meetings, the Board considered each Fund's Agreement separately from those of each other Fund.

In connection with its deliberations, the Board also considered a broad range of information relevant to the annual contract approval process that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance and liquidity management reports and related portfolio information for each Fund, as well as reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder support and other services provided by the Adviser and its affiliates.

The Independent Trustees were advised by Independent Counsel throughout the annual contract approval process and they received a memorandum from Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract approval process, the Committee and the other Independent Trustees met with Independent Counsel separately from representatives of the Adviser.

Provided below is a description of the Board's annual contract approval process and material factors that the Board considered regarding continuation of the Agreements and the compensation to be paid thereunder. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract approval process.

This description is not intended to include all of the factors considered by the Board. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Independent Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.

Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge the Board gained during meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of the Adviser's investment approach; the qualifications, experience and capabilities of, and the resources available to, the Adviser's investment personnel and other personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds; and the Adviser's compliance program. The Board also considered the Adviser's resources and reviewed key personnel involved in providing investment management services to the Funds, including the time that investment personnel devoted to each Fund, and the investment results produced as a result of the Adviser's in-house research. The Trustees also reviewed information regarding each Fund's "active share" in relation to its benchmark index.

The Board noted the extensive range of services that the Adviser provides to the Funds beyond the investment management services. The Board considered that, pursuant to each Agreement, the Adviser provides administrative services, including, among others, oversight of shareholder communications, fund administration and accounting services, regulatory and legal obligation oversight, supervision of Fund operations and Board support. The Board also considered the Adviser's policies and practices regarding brokerage, commissions, trade execution, transaction and other trading costs, and allocation of portfolio transactions. The Board noted

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that the Adviser is also responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing changes and considering proposed regulation resulting from rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also considered that the Adviser's responsibilities include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and on a regular basis it considers information regarding the Adviser's processes for identifying, monitoring and managing risk. The Board also noted the Adviser's oversight of the Funds' various outside service providers, including its negotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs and business continuity programs, among other matters. The Board further noted the additional responsibilities of the Adviser in administering the Funds' liquidity risk management program. The Board also considered the Adviser's ongoing development of its own internal infrastructure, including, among other things, its operational and trading capabilities, and its information technology to support the Funds' compliance structure through, among other things, cybersecurity programs, business continuity planning and risk management. The Board also noted the Adviser's largely seamless implementation of its business continuity plan in response to the Covid-19 pandemic, and its success in continuously providing services to the Funds notwithstanding the disruptions caused by the pandemic. In addition, the Board noted the positive compliance history of the Adviser.

The Board also considered the general structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and whether this structure provides appropriate incentives to act in the best interests of the Funds. In addition, the Board considered the ability of the Adviser to attract and retain qualified personnel to service the Funds. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which serve to further align the interests of the Adviser and its personnel with those of the Funds' shareholders.

The Board also considered the manner in which the Adviser addressed various matters that arose during the year. These matters may have been the result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered the Adviser's response to recent market conditions, such as the economic dislocation and rise in volatility related to the efforts to stem the spread of Covid-19 and considered the overall performance of the Adviser in this context.

Fund Performance

The Board considered each Fund's short-, intermediate- and long-term investment performance, as applicable, net of the Fund's fees and expenses, both on an absolute basis and compared to the performance of a broader group of comparable funds pursuing generally similar strategies with the same investment classification and/or objective as each Fund (the Fund's "Performance Universe"), as selected by Broadridge. As a general matter, the Board considered each Fund's performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups. The performance periods considered by the Board were those ended April 30, 2022. Performance information for Institutional Class was provided for the 1-, 3- and 5-year periods, as applicable, and information for Investor Class was provided for the 10-year period, as applicable.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund underperformed the median annualized return of its respective Performance Universe during the 1-year period ending April 30, 2022, and outperformed the median annualized return of its respective Performance Universe during the 3-, 5- and 10-year periods ending April 30, 2022.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 5- and 10-year periods ending April 30, 2022, and outperformed the median annualized return of its respective Performance Universe during the 3-year period ending April 30, 2022.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 3- and 5-year periods and was the same as the median annual return of its respective Performance Universe during the 10-year period ending April 30, 2022.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 3- and 5-year periods ending April 30, 2022, and was the same as the median annual return of its respective Performance Universe during the 10-year period ending April 30, 2022.

Oakmark International Fund. The Board considered that the Oakmark International Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 3- and 5-year periods and outperformed the median annualized return of its respective Performance Universe during the10-year period ending April 30, 2022.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund underperformed the median annualized return of its respective Performance Universe during the 1-, 5- and 10-year periods ending April 30, 2022, and outperformed the median annualized return of its respective Performance Universe during the 3-year period ending April 30, 2022.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund outperformed the median annualized return of its respective Performance Universe during the 1-, 3-, 5- and 10-year periods ending April 30, 2022.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund outperformed the median annualized return of its respective Performance Universe for the 1-year period ending April 30, 2022. The Fund was launched in June 2020 and, therefore, does not have 3-, 5-, or 10-year performance as of April 30, 2022.

The Board also considered the quintile ranking of each Fund against its Performance Universe for the 1-year period ended April 30, 2022. In addition to considering each Fund's performance as compared to that of its respective Performance Universe, the Board also considered each Fund's performance as compared to that of its benchmark and other comparative data provided by Broadridge, including each Fund's total return and performance relative to risk and relative to its Morningstar rating, and separate comparative data provided by the Adviser. The Board also considered updated performance information at its October meeting at which the Agreements were approved. In the case of underperformance for a Fund for any of the periods reported, the Board considered the

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magnitude and duration of that underperformance relative to the Performance Universe and/or the Fund's benchmark. For each Fund that the Board identified as having underperformed its Performance Universe and/or benchmark index to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with the Adviser the Fund's performance, the factors that caused such underperformance and how the Adviser evaluates underperformance relative to Fund peers. The Board considered the Adviser's responses with respect to each Fund that experienced underperformance. In addition, the Board met quarterly with the portfolio managers of each Fund to discuss the Fund's performance during the year prior to voting on the contract renewal. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could disproportionately affect performance.

Costs of Services Provided and Profits Realized by the Adviser

The Board considered the fee structure for each Fund under its Agreement as compared to the peer group provided by Broadridge, including funds that the Adviser identified as comparable peer funds. Specifically, using the information provided by Broadridge, the Board considered each Fund's management fee and the management fees for other mutual funds comparable in fund type, investment classification/objective, load type and asset size to each Fund (the Fund's "Expense Group"), and considered each Fund's total expense ratio, which reflects the total fees paid by an investor (excluding any 12b-1/non-12b-1 service fees), and those of its Expense Group. The Board received and reviewed information for each Fund's Institutional Class for this purpose.

Further detail considered by the Board regarding each Fund's management fee and total expense ratio as of the conclusion of its fiscal year ended September 30, 2021, is set forth below:

Oakmark Fund. The Board considered that the Oakmark Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark Select Fund. The Board considered that the Oakmark Select Fund's management fee net of fees waived by the Adviser was higher than the median of its respective Expense Group and that the Fund's total expense ratio was lower than the median of its respective Expense Group.

Oakmark Global Fund. The Board considered that the Oakmark Global Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Global Select Fund. The Board considered that the Oakmark Global Select Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark International Fund. The Board considered that the Oakmark International Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark International Small Cap Fund. The Board considered that the Oakmark International Small Cap Fund's management fee and the Fund's total expense ratio were both higher than the corresponding medians of its respective Expense Group.

Oakmark Equity and Income Fund. The Board considered that the Oakmark Equity and Income Fund's management fee net of fees waived by the Adviser and the Fund's total expense ratio were both lower than the corresponding medians of its respective Expense Group.

Oakmark Bond Fund. The Board considered that the Oakmark Bond Fund's management fee was lower than the corresponding median of its respective Expense Group and the Fund's total expense ratio was higher than the corresponding median of its respective Expense Group.

The Board also reviewed the Adviser's management fees for comparable institutional separate account clients and sub-advised funds (for which the Adviser provides portfolio management services only). The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and any such comparable separate account clients and/or sub-advised funds, including any breakpoints, and noted the Adviser's explanation that, although in most instances the fees paid by those other clients were lower than the fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services with respect to the Funds. The Board further noted the more extensive regulatory obligations and the various risks (e.g., operational, cybersecurity, enterprise, legal, regulatory, compliance) associated with managing the Funds as compared to any such comparable separate account clients and/or sub-advised funds.

The Board also noted that each Fund's management fee is a single fee that compensates the Adviser for its services as investment adviser and manager under the Agreements, and further noted that, for comparative purposes, where possible, Broadridge aggregated the separate investment advisory and administrative fees into a single management fee for the mutual funds in the Expense Group that clearly identify two separate fees. The Board noted that some mutual funds in the Expense Group may pay directly from fund assets for certain services that the Adviser is compensated for out of the management fee for the Funds. Accordingly, the Board also considered each Fund's total expense ratio as compared with its respective Expense Group as a way of taking account of these differences. The Board also considered the Adviser's agreement to continue the expense limitation agreement for each Fund. In addition, the Board took into account that effective October 1, 2022, the contractual management fee for each Fund, except Oakmark Bond Fund, was permanently reduced by two basis points and the Adviser's corresponding contractual management fee waiver by that amount of such Funds' fee rate was terminated.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. Finally, the Board considered the Adviser's profitability analysis, as well as an Investment Management Profitability Analysis prepared by Broadridge. The Board examined the estimated pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as presented in the profitability analyses, as well as the financial condition of the Adviser. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds, for purposes of calculating its estimated profitability, and recognized

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that the methodology may not reflect all of the costs or risks associated with offering and managing a mutual fund complex. The Board also recognized that the Adviser and its affiliates are entitled to earn a reasonable level of profits for services they provide to each Fund.

Economies of Scale

The Board considered whether each Fund's management fee structure reflects any potential economies of scale that may be realized by the Adviser for the benefit of each Fund's shareholders. The Board reviewed each Agreement, which includes breakpoints that decrease the management fee rate as Fund assets increase for each Fund except Oakmark Bond Fund. Since the Oakmark Bond Fund Agreement does not include breakpoints, the Board considered the Adviser's representations that the Fund's fee rate was set competitively and priced to scale before it has actually experienced an increase in assets which is another way of sharing potential economies of scale with shareholders. In addition, the Board considered each Fund's expense limitation agreement that reduces each Fund's expenses at all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provides protection from an increase in expenses if a Fund's assets decline. The Board also considered that the Adviser has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services prompted by changes in the securities markets or the business landscape and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.

Other Benefits Derived from the Relationship with the Funds

The Board considered any fall-out benefits likely to accrue to the Adviser or its affiliates from their relationship with each Fund. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement the Board evaluates annually. The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research and brokerage products and services benefiting the Funds and/or other clients of the Adviser, and considered the Adviser's assertion that its use of "soft" commission dollars to obtain research and brokerage products and services was consistent with regulatory requirements.

Conclusion

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, in its business judgment, concluded that approval of the continuation of each Agreement was in the best interests of the respective Fund and its shareholders. In reaching this determination, the Board considered that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser; that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by the Fund, and that the Fund and its shareholders were benefiting from the Adviser's management of the Fund; that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided; that each Fund's management fees allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser; that the profitability of the Adviser's relationship with each Fund appeared to be reasonable in relation to the services performed; and that the benefits accruing to the Adviser and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs and risks associated with providing the investment advisory and other services to each Fund and the benefits accruing to each Fund. The Board's conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual contract approval process.

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Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit www.oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and under-perform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International, Oakmark International Small Cap, and Oakmark Bond Funds: The Funds' portfolios tend to be invested in a relatively small number of investments. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Select and Oakmark Equity and Income Funds: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Oakmark Global, Oakmark Global Select, Oakmark International, Oakmark International Small Cap and Oakmark Bond Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

Oakmark Equity and Income and Oakmark Bond Funds invest in medium- and lower quality debt securities that have higher yield potential but present greater investment and credit risk than higher quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies.

Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Oakmark Equity and Income and Oakmark Bond Funds: The Funds may be subject to prepayment and extension risk, which may shorten or lengthen the duration of the Funds' investments. The Funds may also be subject to credit risk, which is the risk the issuer or guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Funds' yield and share price will fluctuate in response to changes in interest rates and there is a risk of loss due to changes in interest rates. Investing in when-issued or forward-settling transactions may be less favorable than the price or yield available in the market when the transaction takes place. The Funds' exposure to loan interests may be subject to restrictions on transfer, illiquid and difficult to value.

Endnotes:

1.  The price to earnings ratio ("P/E") compares a company's current share price to its per-share earnings. It may also be known as the "price multiple" or "earnings multiple," and gives a general indication of how expensive or cheap a stock is. Investors should not base investment decisions on any single attribute or characteristic data point.

2.  The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

3.  The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. large-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. This index is unmanaged and investors cannot invest directly in this index.

7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

8.  The Lipper Multi-Cap Value Fund Index measures the equal-weighted performance of the 30 largest U.S. multi-cap value funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The MSCI World Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the global equity market performance of developed markets. The index covers approximately 85% of the free

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Disclosures and Endnotes (continued)

float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

10.  The Lipper Global Fund Index measures the equal-weighted performance of the 30 largest global equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

11.  Price to book ratio ("P/B") is a stock's capitalization divided by its book value. The projected P/B ratio uses the forecast book value for next year and the stock's price at the indicated date.

12.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure international developed market equity performance, excluding the U.S. The index covers approximately 85% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

13.  The MSCI EAFE Index (Net) is designed to represent the performance of large- and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

14.  The Lipper International Fund Index measures the equal-weighted performance of the 30 largest international equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI World ex U.S. Small Cap Index (Net) is designed to measure performance of small-cap stocks across 22 of 23 developed markets (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country. This benchmark calculates reinvested dividends net of withholding taxes. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Small-Cap Fund Index measures the equal-weighted performance of the 30 largest international small-cap equity funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

17.  EBIT is a measure of a firm's profit that includes all expenses except interest and income tax expenses. It is the difference between operating revenues and operating expenses.

18.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization, which is a measure of operating income.

19.  EBITA refers to Earnings Before the deduction of expenses for Interest, Taxes and Amortization, which is a measure of operating income.

20.  The Lipper Balanced Fund Index measures the equal-weighted performance of the 30 largest U.S. balanced funds as defined by Lipper. This index is unmanaged and investors cannot invest directly in this index.

21.  The Bloomberg U.S. Government/Credit Index measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasurys, government-related and corporate securities. This index is unmanaged and investors cannot invest directly in this index.

22.  The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities (agency and non-agency). This index is unmanaged and investors cannot invest directly in this index.

23.  The Lipper Core Plus Bond Fund Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. There are currently 30 funds represented in this Index.

24.  Morningstar Intermediate Core-Plus Bond category: Intermediate-term core-plus bond portfolios invest primarily in investment-grade U.S. fixed-income issues, including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors, such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index.

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Oakmark Funds

Trustees and Officers

Trustees

Thomas H. Hayden—Chair

Hugh T. Hurley, III

Patricia Louie

Christine M. Maki

Laurence C. Morse, Ph.D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Rana J. Wright

Officers

Rana J. Wright—President and Principal Executive Officer

Adam D. Abbas—Vice President

Joseph J. Allessie—Vice President, Secretary and Chief Legal Officer

Robert F. Bierig—Vice President

Anthony P. Coniaris—Executive Vice President

Rick J. Dercks—Vice President and Assistant Treasurer

Alexander E. Fitch—Vice President

Kathleen O. Gerdes—Vice President

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer

Christopher W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Michael J. Neary—Vice President

Michael A. Nicolas—Vice President

William C. Nygren—Vice President

Howard M. Reich—Vice President

John A. Sitarz—Vice President

Zachary D. Weber—Vice President, Principal Accounting Officer, Principal Financial Officer and Treasurer

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

SS&C GIDS, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

www.oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com or call 1-800-OAKMARK (625-6275) or 617-483-8327.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds' Form N-PORTs are available on the SEC's website at www.sec.gov.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Funds' website at www.oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no material changes were made to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized, and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	A copy of the Code is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-06279 (filed November 25, 2019).

(2)	Certifications of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii), respectively.

(3)	Not applicable.

(4)	Not applicable.

(b)	Certification of Rana J. Wright, Principal Executive Officer, and Zachary D. Weber, Principal Financial Officer, Principal Accounting Officer and Treasurer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Rana J. Wright
Rana J. Wright
Principal Executive Officer

Date:	May 25, 2023

By:	/s/ Zachary D. Weber
Zachary D. Weber
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:	May 25, 2023